           As filed with the Securities and Exchange Commission on April 9, 2008

                                            1933 Act Registration No. 333-141762

                                            1940 Act Registration No. 811-09763
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                       POST-EFFECTIVE AMENDMENT NO. 3 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 89 /X/

               Lincoln New York Account N for Variable Annuities
                           (Exact Name of Registrant)

                           Lincoln ChoicePlus Design

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              (Name of Depositor)

                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                            Syracuse, New York 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on April 30, 2008, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _____________________ pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                 payment deferred variable annuity contracts.

Lincoln ChoicePlusSM Design
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LFG.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583

This prospectus describes individual flexible premium deferred variable annuity contracts that are issued by Lincoln Life & Annuity Company of New York. Three separate contracts are offered in this prospectus, each of which has different features and charges. You must choose from one of the following contracts:
 o Lincoln ChoicePlus Design 1 (standard)
 o Lincoln ChoicePlus Design 2 (4 year surrender charge)
 o Lincoln ChoicePlus Design 3 (3% enhancement)

In deciding which contract to purchase, you should consider which features are important to you, and the amount of separate account and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

These contracts are primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. At this time, the only fixed account available is for dollar cost averaging purposes.

Expenses for contracts offering a bonus credit may be higher. Because of this, the amount of the bonus credits may, over time, be offset by additional fees and charges.

All purchase payments (and any applicable bonus credits and persistency credits) for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Technology Portfolio
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund

     American Funds International Fund

Delaware VIP Trust (Service Class):
     Delaware VIP Capital Reserves Series

   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series

     Delaware VIP REIT Series*

     Delaware VIP Small Cap Value Series*

     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Income Securities Fund
     FTVIPT Templeton Growth Securities Fund*
Lincoln Variable Insurance Products Trust (Service Class):

     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     (formerly Value Opportunities Fund)
     LVIP Delaware Bond Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund

     LVIP FI Equity-Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund

     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund*
     LVIP SSgA Developed International 150 Fund*
     LVIP SSgA Emerging Markets 100 Fund*
     LVIP SSgA International Index Fund*
     LVIP SSgA Large Cap 100 Fund*
     LVIP SSgA Small/Mid Cap 200*
     LVIP SSgA S&P 500 Index Fund**
     (formerly S&P 500 Index Fund)
     LVIP SSgA Small-Cap Index Fund
     (formerly Small-Cap Index Fund)
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     (formerly Mid-Cap Growth Fund)
     LVIP UBS Global Asset Allocation Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     Growth Series*
     Total Return Series

     Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

April 30, 2008

Table of Contents



Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 6
Summary of Common Questions                                   14
Lincoln Life & Annuity Company of New York                    17
Variable Annuity Account (VAA)                                17
Investments of the Variable Annuity Account                   17
Charges and Other Deductions                                  22
The Contracts                                                 29
 Contracts Offered in this Prospectus                         29
 Purchase Payments                                            30
 Bonus Credits                                                30
 Persistency Credits                                          30
 Transfers On or Before the Annuity Commencement Date         32
 Surrenders and Withdrawals                                   34
 Death Benefit                                                36
 Investment Requirements - Option 1                           39
 Investment Requirements - Option 2                           40
 Lincoln Lifetime IncomeSM Advantage                          41
 Lincoln SmartSecurity (Reg. TM) Advantage                    49
 i4LIFE (Reg. TM) Advantage                                   55
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    59
 4LATER (Reg. TM) Advantage                                   61
 Annuity Payouts                                              66
 Fixed Side of the Contract                                   67
Distribution of the Contracts                                 70
Federal Tax Matters                                           70
Additional Information                                        75
 Voting Rights                                                75
 Return Privilege                                             75
 Other Information                                            76
 Legal Proceedings                                            76
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         77
Appendix A - Condensed Financial Information                  A-1
 Design 1                                                     A-1
 Design 2                                                     A-5
 Design 3                                                     A-9

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Bonus credit - If you select Design 3, the additional amount credited to the contract for each purchase payment.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Guaranteed Income Benefits - Options that each provide a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.


Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.


Persistency credit - If you select Design 2 or Design 3, the additional amount credited to the contract after a specified contract anniversary.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Purchase payments - Amounts paid into the contract other than bonus credits and persistency credits.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:




                                                                                       Design 1      Design 2      Design 3
  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):   6.0%*         6.0%*         8.5%*
  o   Transfer charge:                                                                 $ 25**        $ 25**        $ 25**


* For both Design 1 and Design 3, the surrender charge percentage is reduced over a 7-year period at the following rates: Design 1 - 6%, 6%, 5%, 5%, 4%, 3%, 2%; Design 3 - 8.5%, 8%, 7%, 6%, 5%, 4%, 3%. For Design 2, the
   surrender charge percentage is reduced over a 4-year period at the following rate: 6%, 6%, 5%, 5%. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

** Transfers cannot be made during the first 30 days. The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee will be waived after the fifteenth contract year.


Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                          Guarantee of         Enhanced Guaranteed
                                       Account Value      Principal Death      Minimum Death
                                       Death Benefit      Benefit              Benefit (EGMDB)
                                       ---------------    -----------------    --------------------
Design 1 (standard):
Mortality and expense risk charge          1.00%               1.05%                  1.30%
Administrative charge                      0.10%               0.10%                  0.10%
                                                                                                       --
Total annual charge for each
subaccount                                 1.10%               1.15%                  1.40%
Design 2 (4 year surrender
charge):
Mortality and expense risk charge          1.45%               1.50%                  1.75%
Administrative charge                      0.10%               0.10%                  0.10%
Total annual charge for each
subaccount                                 1.55%               1.60%                  1.85%
Design 3 (3% enhancement)
Mortality and expense risk charge          1.45%               1.50%                  1.75%
Administrative charge                      0.10%               0.10%                  0.10%
Total annual charge for each
subaccount                                 1.55%               1.60%                  1.85%

Optional Rider Charges:



Lincoln Lifetime IncomeSMAdvantage:



                                            Lincoln Lifetime IncomeSM
                                                    Advantage
                                           --------------------------
o   Guaranteed maximum annual
    percentage charge*                               1.50%
o   Current annual percentage charge*                0.75%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                            0.15%



*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.



Lincoln SmartSecurity (Reg. TM) Advantage:


o   Guaranteed maximum annual
    percentage charge*
o   Current annual percentage charge*



                                        Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
     Lincoln SmartSecurity (Reg. TM)      Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
       Advantage - 5 Year Elective               Step-Up option                    Step-Up option
              Step-Up option           - Single Life (and prior version)            - Joint Life
    --------------------------------- ----------------------------------- --------------------------------
o
                 0.95%                              1.50%                              1.50%
o                0.45%                              0.65%                              0.80%


*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment and any bonus credit or contract value at the time of election) as increased for subsequent purchase payments, any bonus credits, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.




4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge*                 0.50%


*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) charge is deducted from the subaccounts on a quarterly basis.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value)*:





                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        1.50%         1.95%         1.95%
o   Guarantee of Principal Death
    Benefit*                           1.55%         2.00%         2.00%
                                       ----          ----          ----
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)*             1.80%         2.25%         2.25%



*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges:


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



4LATERSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):





  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.50%



For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 2.25% with the 4LATERSM Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.75%.


The next table describes the separate account annual expenses you pay on and after the Annuity Commencement Date:



  o   Mortality and expense risk charge and Administrative charge      1.10%



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2007. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         6.31%        0.52%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.73%        0.52%



* 37 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2009.

The following table shows the expenses charged by each fund for the year ended December 31, 2007:


(as a percentage of each fund's average net assets):



                                                                         Management                      Other
                                                                            Fees        12b-1 Fees      Expenses
                                                                          (before        (before        (before
                                                                            any            any            any
                                                                          waivers/       waivers/       waivers/
                                                                         reimburse-     reimburse-     reimburse-
                                                                           ments)   +     ments)   +     ments)   +
AllianceBernstein VPS Global Technology Portfolio (Class B)              0.75   %       0.25   %       0.17   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.55           0.25           0.04
AllianceBernstein VPS International Value Portfolio (Class B)            0.75           0.25           0.06
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.75           0.25           0.08
American Century VP II Inflation Protection Fund (Class II)(1)(2)        0.49           0.25           0.01
American Funds Global Growth Fund (Class 2)*                             0.53           0.25           0.02
American Funds Global Small Capitalization Fund (Class 2)*               0.70           0.25           0.03
American Funds Growth Fund (Class 2)*                                    0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)*                             0.26           0.25           0.01
American Funds International Fund (Class 2)*                             0.49           0.25           0.03
Delaware VIP Capital Reserves Series (Service Class)(3)                  0.50           0.30           0.18
Delaware VIP Diversified Income Series (Service Class) (4)               0.64           0.30           0.09
Delaware VIP Emerging Markets Series (Service Class)(5)                  1.25           0.30           0.23
Delaware VIP High Yield Series (Service Class)(6)                        0.65           0.30           0.10
Delaware VIP REIT Series (Service Class)(7)                              0.73           0.30           0.10
Delaware VIP Small Cap Value Series (Service Class)(8)                   0.71           0.30           0.10
Delaware VIP Trend Series (Service Class)(9)                             0.75           0.30           0.11
Delaware VIP U.S. Growth Series (Service Class)(10)                      0.65           0.30           0.09
Delaware VIP Value Series (Service Class)(11)                            0.64           0.30           0.09
DWS Equity 500 Index VIP Fund (Class B)(12)(13)                          0.19           0.25           0.12
DWS Small Cap Index VIP Fund (Class B)(13)                               0.35           0.25           0.15
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(14)        0.56           0.25           0.09
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)            0.56           0.25           0.09
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(15)           0.56           0.25           0.10
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(16)          0.71           0.25           0.14
FTVIPT Franklin Income Securities Fund (Class 2)                         0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
          2)(17)                                                         0.47           0.25           0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.59           0.25           0.13
FTVIPT Templeton Global Income Securities Fund (Class 2)                 0.50           0.25           0.14
FTVIPT Templeton Growth Securities Fund (Class 2)                        0.73           0.25           0.03
LVIP Baron Growth Opportunities Fund (Service Class)(18)                 1.00           0.25           0.08
LVIP Capital Growth Fund (Service Class)(19)                             0.73           0.25           0.07
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(20)(21)                                                          0.95           0.25           0.15
LVIP Columbia Value Opportunities Fund (Service Class)(22)               1.05           0.25           0.12
LVIP Delaware Bond Fund (Service Class)                                  0.34           0.35           0.06
LVIP Delaware Growth and Income Fund (Service Class)                     0.33           0.35           0.07
LVIP Delaware Social Awareness Fund (Service Class)                      0.35           0.35           0.06
LVIP Delaware Special Opportunities Fund (Service Class)                 0.37           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(23)                           0.73           0.25           0.08
LVIP Janus Capital Appreciation Fund (Service Class)(24)                 0.74           0.25           0.08



                                                                                                                 Total
                                                                                                               Expenses
                                                                                          Total                 (after
                                                                                         Expenses     Total    Contractu
                                                                                         (before   Contractual    ua
                                                                          Acquired         any      waivers/   waivers/
                                                                            Fund         waivers/  reimburse-  reimburse
                                                                          Fees and      reimburse-    ments       e-
                                                                          Expenses  =     ments)    (if any)    ments)
AllianceBernstein VPS Global Technology Portfolio (Class B)              0.00   %       1.17   %
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.00           0.84
AllianceBernstein VPS International Value Portfolio (Class B)            0.00           1.06
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.00           1.08
American Century VP II Inflation Protection Fund (Class II)(1)(2)        0.00           0.75
American Funds Global Growth Fund (Class 2)*                             0.00           0.80
American Funds Global Small Capitalization Fund (Class 2)*               0.00           0.98
American Funds Growth Fund (Class 2)*                                    0.00           0.58
American Funds Growth-Income Fund (Class 2)*                             0.00           0.52
American Funds International Fund (Class 2)*                             0.00           0.77
Delaware VIP Capital Reserves Series (Service Class)(3)                  0.00           0.98       -0.11   %   0.87   %
Delaware VIP Diversified Income Series (Service Class) (4)               0.00           1.03       -0.05       0.98
Delaware VIP Emerging Markets Series (Service Class)(5)                  0.00           1.78       -0.05       1.73
Delaware VIP High Yield Series (Service Class)(6)                        0.00           1.05       -0.06       0.99
Delaware VIP REIT Series (Service Class)(7)                              0.00           1.13       -0.05       1.08
Delaware VIP Small Cap Value Series (Service Class)(8)                   0.00           1.11       -0.05       1.06
Delaware VIP Trend Series (Service Class)(9)                             0.00           1.16       -0.05       1.11
Delaware VIP U.S. Growth Series (Service Class)(10)                      0.00           1.04       -0.05       0.99
Delaware VIP Value Series (Service Class)(11)                            0.00           1.03       -0.05       0.98
DWS Equity 500 Index VIP Fund (Class B)(12)(13)                          0.00           0.56       -0.03       0.53
DWS Small Cap Index VIP Fund (Class B)(13)                               0.00           0.75
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(14)        0.00           0.90
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(15)            0.00           0.90
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(15)           0.00           0.91
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(16)          0.00           1.10
FTVIPT Franklin Income Securities Fund (Class 2)                         0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
          2)(17)                                                         0.01           1.01       -0.01       1.00
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.00           0.97
FTVIPT Templeton Global Income Securities Fund (Class 2)                 0.00           0.89
FTVIPT Templeton Growth Securities Fund (Class 2)                        0.00           1.01
LVIP Baron Growth Opportunities Fund (Service Class)(18)                 0.00           1.33       -0.04       1.29
LVIP Capital Growth Fund (Service Class)(19)                             0.00           1.05       -0.02       1.03
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(20)(21)                                                          0.00           1.35       -0.25       1.10
LVIP Columbia Value Opportunities Fund (Service Class)(22)               0.00           1.42
LVIP Delaware Bond Fund (Service Class)                                  0.00           0.75
LVIP Delaware Growth and Income Fund (Service Class)                     0.00           0.75
LVIP Delaware Social Awareness Fund (Service Class)                      0.00           0.76
LVIP Delaware Special Opportunities Fund (Service Class)                 0.00           0.79
LVIP FI Equity-Income Fund (Service Class)(23)                           0.00           1.06       -0.07       0.99
LVIP Janus Capital Appreciation Fund (Service Class)(24)                 0.00           1.07       -0.13       0.94

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP Marsico International Growth Fund (Service Class)(25)          0.93   %       0.25   %       0.11   %
LVIP MFS Value Fund (Service Class)(26)                             0.70           0.25           0.08
LVIP Mid-Cap Value Fund (Service Class)(27)                         0.93           0.25           0.10
LVIP Mondrian International Value Fund (Service Class)              0.68           0.25           0.12
LVIP Money Market Fund (Service Class)                              0.37           0.25           0.07
LVIP SSgA Bond Index Fund (Service Class)(28)                       0.40           0.25           0.13
LVIP SSgA Developed International 150 Fund (Service
 Class)(29)                                                         0.75           0.25           0.17
LVIP SSgA Emerging Markets 100 Fund (Service Class)(30)             1.09           0.25           0.36
LVIP SSgA International Index Fund (Service Class)(31)              0.40           0.25           0.24
LVIP SSgA Large Cap 100 Fund (Service Class)(32)                    0.52           0.25           0.12
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(33)                0.69           0.25           0.12
LVIP SSgA S&P 500 Index Fund (Service Class)(34)                    0.24           0.25           0.08
LVIP SSgA Small-Cap Index Fund (Service Class)(35)                  0.32           0.25           0.16
LVIP T. Rowe Price Growth Stock Fund (Service Class)(36)            0.74           0.25           0.09
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.73           0.25           0.09
LVIP Templeton Growth Fund (Service Class)(37)(38)                  0.74           0.25           0.10
LVIP Turner Mid-Cap Growth Fund (Service Class)(39)(40)             0.89           0.25           0.17
LVIP UBS Global Asset Allocation Fund (Service Class)(41)           0.73           0.25           0.14
LVIP Wilshire 2010 Profile Fund (Service Class)(42)(43)             0.25           0.25           3.18
LVIP Wilshire 2020 Profile Fund (Service Class)(42)(43)             0.25           0.25           1.45
LVIP Wilshire 2030 Profile Fund (Service Class)(42)(43)             0.25           0.25           2.61
LVIP Wilshire 2040 Profile Fund (Service Class)(42)(43)             0.25           0.25           4.89
LVIP Wilshire Aggressive Profile Fund (Service Class)(42)(43)       0.25           0.25           0.09
LVIP Wilshire Conservative Profile Fund (Service Class)(42)(43)     0.25           0.25           0.08
LVIP Wilshire Moderate Profile Fund (Service Class)(42)(43)         0.25           0.25           0.04
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(42)(43)                                                     0.25           0.25           0.04
MFS VIT Growth Series (Service Class)(44)(45)                       0.75           0.25           0.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(44)(45)(46)   0.75           0.25           0.08
MFS (Reg. TM) VIT Utilities Series (Service Class)(44)(45)(47)      0.75           0.25           0.10
Neuberger AMT Mid-Cap Growth Portfolio (Class I)(48)                0.82           0.00           0.07
Neuberger AMT Regency Portfolio (Class I)(48)                       0.84           0.00           0.11



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP Marsico International Growth Fund (Service Class)(25)          0.00   %       1.29   %   -0.01   %   1.28   %
LVIP MFS Value Fund (Service Class)(26)                             0.00           1.03
LVIP Mid-Cap Value Fund (Service Class)(27)                         0.00           1.28
LVIP Mondrian International Value Fund (Service Class)              0.00           1.05
LVIP Money Market Fund (Service Class)                              0.00           0.69
LVIP SSgA Bond Index Fund (Service Class)(28)                       0.00           0.78       -0.08       0.70
LVIP SSgA Developed International 150 Fund (Service
 Class)(29)                                                         0.00           1.17       -0.41       0.76
LVIP SSgA Emerging Markets 100 Fund (Service Class)(30)             0.00           1.70       -0.75       0.95
LVIP SSgA International Index Fund (Service Class)(31)              0.00           0.89       -0.19       0.70
LVIP SSgA Large Cap 100 Fund (Service Class)(32)                    0.00           0.89       -0.18       0.71
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(33)                0.00           1.06       -0.35       0.71
LVIP SSgA S&P 500 Index Fund (Service Class)(34)                    0.00           0.57       -0.04       0.53
LVIP SSgA Small-Cap Index Fund (Service Class)(35)                  0.00           0.73       -0.02       0.71
LVIP T. Rowe Price Growth Stock Fund (Service Class)(36)            0.00           1.08
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.07
LVIP Templeton Growth Fund (Service Class)(37)(38)                  0.00           1.09       -0.07       1.02
LVIP Turner Mid-Cap Growth Fund (Service Class)(39)(40)             0.00           1.31       -0.07       1.24
LVIP UBS Global Asset Allocation Fund (Service Class)(41)           0.05           1.17
LVIP Wilshire 2010 Profile Fund (Service Class)(42)(43)             0.76           4.44       -3.18       1.26
LVIP Wilshire 2020 Profile Fund (Service Class)(42)(43)             0.79           2.74       -1.45       1.29
LVIP Wilshire 2030 Profile Fund (Service Class)(42)(43)             0.88           3.99       -2.61       1.38
LVIP Wilshire 2040 Profile Fund (Service Class)(42)(43)             0.92           6.31       -4.89       1.42
LVIP Wilshire Aggressive Profile Fund (Service Class)(42)(43)       1.02           1.61       -0.09       1.52
LVIP Wilshire Conservative Profile Fund (Service Class)(42)(43)     0.77           1.35       -0.08       1.27
LVIP Wilshire Moderate Profile Fund (Service Class)(42)(43)         0.89           1.43       -0.04       1.39
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(42)(43)                                                     0.92           1.46       -0.04       1.42
MFS VIT Growth Series (Service Class)(44)(45)                       0.00           1.12
MFS (Reg. TM) VIT Total Return Series (Service Class)(44)(45)(46)   0.00           1.08       -0.03       1.05
MFS (Reg. TM) VIT Utilities Series (Service Class)(44)(45)(47)      0.00           1.10       -0.03       1.07
Neuberger AMT Mid-Cap Growth Portfolio (Class I)(48)                0.00           0.89
Neuberger AMT Regency Portfolio (Class I)(48)                       0.00           0.95



(*) The investment adviser is voluntarily waiving up to 10% of its management fee. The waiver may be disconintued at any time in consultation with the Series' board, but it is expected to continue at its current level until further review. Total annual fund operating expenses do not reflect this waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Series' prospectus and in the audited financial statements in the Series' annual report.

(1) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(2) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, as well as interest.

(3) The investment advisor for the Delaware VIP Capital Reserves Series is Delaware Management Company ("DMC"). For the period May 1, 2008 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.62% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(4) The investment advisor for the Delaware VIP Diversified Income Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(5) The investment advisor for the Delaware VIP Emerging Markets Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.50% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 1.25% on the first $500 million, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(6) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses"))from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(7) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2008, the advisor contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual operating series expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 1.00% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(8) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) The investment advisor for the Delaware VIP Trend Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(10) The investment advisor for the Delaware VIP US Growth Series is Delaware Management Company ("DMC"). Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(11) The investment advisor for the Delaware VIP Value Series is Delaware Management Company ("DMC"). For the period May 1, 2007 until such time as the waiver is discontinued, the advisor has agreed to voluntarily waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses")) from exceeding, in an aggregate amount, 0.60% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion. The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2007 through April 30, 2009, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(12) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.53% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(13) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(14) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Service Class 2. These offsets may be discontinued at any time.

(15) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.89% for Service Class 2. These offsets may be discontinued at any time.

(16) Mid Cap. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(17) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(18) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(19) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.03% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(20) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.10% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(22) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(24) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund; 0.15% on the next $250,000,000 of average daily net assets of the fund; 0.10% on the next $250,000,000 of average daily net assets of the fund; 0.15% on the next $750,000,000 of average daily net assets of the fund; and 0.20% on the excess of $1.5 billion of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(25) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(26) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(27) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(28) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% of the first $500,000,000 of average daily net assets of the fund and 0.12% of the excess over $500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(29) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.76% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination tot he Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% of the first $100,000,000 of average daily net assets of the fund and 0.43% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(30) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.95% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% of the first $100,000,000 of average daily net assets of the fund and 0.76% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(31) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% of the first $500,000,000 of average daily net assets of the fund and 0.09% of the excess over $500,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(32) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% of the first $100,000,000 of average daily net assets of the fund and 0.22% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April
    30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(33) Other expenses are based on estimated amounts for the current fiscal year. LIA has contractually agreed to reimburse the fund's Service Class to the extent that the Fund's total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund. LIA has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% of the first $100,000,000 of average daily net assets of the fund and 0.39% of the excess over $100,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(34) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.53% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(35) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(36) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(37) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.06% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(38) Lincoln Financial Distributors, Inc. (LFD) has contractually agreed to waive 0.04% of the 0.25% 12b-1 fee payable to LFD under the Distribution Services Agreement between the fund and LFD, in connection with the Service Class shares of the fund. The Agreement will continue through April 30, 2009 and will terminate on that date unless the parties agree otherwise.

(39) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2009. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(40) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.27% of average daily net assets. The Agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(41) Acquired Fund Fees and Expenses (AFFE) in the chart are based on the 2007 fees and expenses of the UBS Relationship Funds owned by the fund during 2007 and are provided to show you an estimate of the underlying fee and expenses attributable to the fund.

(42) The ""Acquired Fund Fees and Expenses (AFFE)"" in the chart are based on the 2007 fees and expenses of the underlying funds that were owned by each Profile fund during 2007 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(43) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.50% of average daily net assets. The agreement will continue at least through April 30, 2009 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(44) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(45) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee."

(46) MFS has agreed in writing to reduce its management fee to 0.65% annualy on average daily net assets in excess of $3 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(47) MFS has agreed in writing to reduce its management fee to 0.70% annualy on average daily net assets in excess of $1 billion. This written agreement will remain in effect until modified by the funds' Board of Trustees.

(48) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Lehman Brothers Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.



For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example of a Design 3 contract is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.


The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



1) If you surrender your contract at the end of the applicable time period:




   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,811    $3,530    $5,136    $8,941


2) If you annuitize or do not surrender your contract at the end of the applicable time period:




 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $961   $2,830    $4,636    $8,941


For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect any applicable bonus credits or persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. You may purchase any one of the contracts offered in this prospectus: Lincoln ChoicePlus Design 1 (standard), Lincoln ChoicePlus Design 2 (4 year surrender charge), and Lincoln ChoicePlus Design 3 (3% enhancement). See The Contracts - Contracts Offered in this Prospectus.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.


What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments, bonus credits and persistency credits, if applicable, to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.


Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you choose Design 3, you also receive bonus credits. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you may pay a surrender charge of a certain percentage of the surrendered or withdrawn purchase payment, depending upon which contract you have purchased, and how long those payments have been invested in the contract. For purposes of calculating surrender charges, we assume that all withdrawals prior to the seventh anniversary of Design 1 and Design 3 contracts (and the fourth anniversary of Design 2 contracts) come first from purchase payments. We may waive surrender charges in certain situations. See Charges and Other Deductions
- Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for the fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a bonus credit and a persistency credit? If you purchase Design 3, when purchase payments are made, we will credit an additional 3% to the contract, known as a bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payments. All bonus credits become part of the contract value at the same time as the corresponding purchase payments. Bonus credits are not considered to be purchase payments. See The Contracts - Bonus Credits.

If you purchase Design 2, a persistency credit of 0.1125% of contract value less purchase payments that have been in the contract less than four years will be credited on a quarterly basis after the fourth anniversary. See The Contracts - Persistency Credits.

If you purchase Design 3, a persistency credit of 0.1125% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

Annuity contracts that have no provision for bonus credits or persistency credits may have lower mortality and expense risk charges and/or lower surrender charges. During the surrender charge period, the amount of bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Persistency credits, when available, are designed to fully or partially offset these additional charges. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.


What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge on or after you have reached age 65 and which provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the living benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living benefit riders are optional riders available to purchase for an additional fee. These riders provide a type of minimum guarantee if you meet certain conditions. These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders at the end of this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment and its corresponding bonus credit, if applicable, (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. There are two options available to reset the Guaranteed Amount to the current contract value. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other living benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.


What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.


What are the Guaranteed Income Benefits? The Guaranteed Income Benefits provide a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. They are available either through 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or may be purchased at the time you elect i4LIFE (Reg. TM) Advantage. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit or Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. By electing one of these benefits, you will be subject to Investment Requirements. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage Guaranteed Income Benefit.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.


May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. We will not refund any applicable bonus credits credited to your contract value if you elect to cancel your contract; however, we will assume the risk of investment loss on the bonus credits. See Return Privilege.


Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.




Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

Lincoln Life & Annuity Company of New York

Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies. Guarantees provided within death benefit options and living benefit riders are backed by the claims-paying ability of Lincoln New York.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services



Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The financial statements of the VAA and the financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call
1-888-868-2583.



Investments of the Variable Annuity Account

You decide the subaccount(s) to which you allocate purchase payments. For owners of the Design 3 contract, bonus credits are allocated to the subaccounts at the same time and at the same percentage as the purchase payments being made. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds


With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the Contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.46%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Century, American Funds, Delaware, DWS, Fidelity, Franklin Templeton, Lincoln and MFS Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein VPS Global Technology Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.



American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.



Delaware VIP Trust, advised by Delaware Management Company


  o Capital Reserves Series (Service Class): Current income.

  o Diversified Income Series (Service Class): Total return.


  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Service Class): Total return.

  o REIT Series (Service Class): Total return.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Small Cap Value Series (Service Class): Capital appreciation.
     This fund will be available on or about June 16, 2008. Consult your financial adviser.


  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.


  o Value Series (Service Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.
     This fund will not be offered in contracts issued on or after June 4, 2007.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.


  o Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Income Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.


  o Franklin Income Securities Fund (Class 2): Current income.


  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term capital growth.


  o Templeton Growth Securities Fund (Class 2): Long-term growth.
    (Subadvised by Templeton Asset Management Ltd.)
    This fund will not be offered in contracts issued on or after June 4, 2007.


  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Income Securities Fund (Class 2): High current income.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Long-term growth. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital appreciation. (Subadvised by Wellington Management)


  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)


  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)


  o LVIP FI Equity-Income Fund (Service Class): Income.

     (Subadvised by Pyramis Global Advisors LLC)

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Current income.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA International Index Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
    (Sub-advised by SSgA Funds Management, Inc.)
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o LVIP SSgA S&P 500 Index Fund (Service Class): Capital appreciation. (formerly S&P 500 Index Fund)
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Capital appreciation. (formerly Small-Cap Index Fund)
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class: Long term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)
     (formerly LVIP Mid-Cap Growth Fund)

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)


  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Capital appreciation; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Total return; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds*.
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company


  o Growth Series (Service Class): Capital appreciation.
     This fund will be available on or about June 16, 2008. Consult your financial adviser.

  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.



Neuberger Berman Advisers Management Trust, advised by Neuberger Berman
    Management, Inc.


  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

     This fund will not be offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.

    (Subadvised by Neuberger Berman, LLC)
     This fund will not be offered in contracts issued on or after June 4, 2007.



Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that if Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage is in effect, the amount of guaranteed withdrawals will exceed the contract value;
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. A portion of the mortality and expense risk and administrative charge and a portion of the surrender charges are assessed to fully or partially recoup any bonus credits paid into the contract by us when purchase payments are made. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply a charge to the average daily net asset value of the subaccounts based on which contract and death benefit you choose. Those charges are equal to an annual rate of:

                                                          Guarantee of         Enhanced Guaranteed
                                       Account Value      Principal Death      Minimum Death
                                       Death Benefit      Benefit              Benefit (EGMDB)
                                       ---------------    -----------------    ---------------------
Design 1 (standard):
Mortality and expense risk charge          1.00%               1.05%                  1.30%
Administrative charge                      0.10%               0.10%                  0.10%
                                                                                                        --
Total annual charge for each
subaccount                                 1.10%               1.15%                  1.40%
Design 2 (4 year surrender
charge):
Mortality and expense risk charge          1.45%               1.50%                  1.75%
Administrative charge                      0.10%               0.10%                  0.10%
Total annual charge for each
subaccount                                 1.55%               1.60%                  1.85%
Design 3 (3% enhancement)
Mortality and expense risk charge          1.45%               1.50%                  1.75%
Administrative charge                      0.10%               0.10%                  0.10%
Total annual charge for each
subaccount                                 1.55%               1.60%                  1.85%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                                       Surrender charge as a percentage of
                                                                                          the surrendered or withdrawn
                                                                                               purchase payments
                                                                                       ----------------------------------
Number of contract anniversaries since
purchase payment was invested                                                           Design 1    Design 2    Design 3
      0.............................................................. ..............   6.0%        6.0%        8.5%
      1.............................................................. ..............   6.0%        6.0%        8.0%
      2.............................................................. ..............   5.0%        5.0%        7.0%
      3.............................................................. ..............   5.0%        5.0%        6.0%
      4.............................................................. ..............   4.0%        0.0%        5.0%
      5.............................................................. ..............   3.0%        0.0%        4.0%
      6.............................................................. ..............   2.0%        0.0%        3.0%
      7.............................................................. ..............   0.0%        0.0%        0.0%

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary for Design 1 or Design 3, or fourth anniversary for Design 2, since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount. The free amount is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner;
 o A surrender of the contract as a result of the death of the contractowner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments, as a result of permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or withdrawal of any purchase payments, as a result of the admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into the nursing home occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;
 o A surrender or annuitization of any applicable bonus credits and persistency credits;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness of the contractowner. Diagnosis of a terminal illness must be after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner. If you have elected the Design 3 contract, purchase payments must be invested for at least twelve months before this provision will apply;

 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.


For purposes of calculating the surrender charge on withdrawals, we assume that:
The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis. Prior to the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

1. from purchase payments (on a FIFO basis) until exhausted; then

2. from earnings until exhausted; then

3. from any applicable bonus credits.

The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
  o $50,000 initial purchase payment; receives a $1,500 bonus credit (3%)
  o $30,000 purchase payment beginning year 5; receives a $900 bonus credit
(3%)
  o $100,000 contract value in year 6 ($17,600 attributed to earnings; $2,400 to bonus credits; $80,000 to purchase payments)
  o $60,000 withdrawal beginning year 6

The $60,000 withdrawal is subject to surrender charges of $2,400 calculated as follows:
  o $10,000 is attributed to the free amount (greater of 10% of contract value ($10,000) or 10% of purchase payments ($8,000)); therefore, no surrender charges are assessed on the first $10,000
  o $40,000 of the remaining initial purchase payment subject to 4% surrender charge = $1,600
  o $10,000 of the next purchase payment subject to 8% surrender charge = $800

On or after the seventh anniversary for the Design 1 and Design 3 contracts, and the fourth anniversary for the Design 2 contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:

1. from purchase payments (on a FIFO basis)to which a surrender charge no longer applies until exhausted; then

2. from earnings and any applicable persistency credits until exhausted; then

3. from any applicable bonus credits attributable to purchase payments to which a surrender charge no longer applies until exhausted; then

4. from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted; then

5. from any applicable bonus credits attributable to purchase payments to which a surrender charge still applies.

The example below shows the calculation of the surrender charge on a withdrawal from the Design 3 contract based on the following assumptions:
  o $50,000 initial purchase payment; receives a $1,500 bonus credit (3%)
  o $30,000 purchase payment beginning year 5; receives a $900 bonus credit
     (3%)
  o $150,000 contract value in year 9 ($67,600 attributed to earnings and persistency credits; $2,400 to bonus credits; $80,000 to purchase payments)
  o $125,000 withdrawal beginning year 9

$119,100 of the $125,000 withdrawal is not subject to surrender charges, and is broken down as follows:
  o $15,000 attributed to the free amount (greater of 10% of contract value ($15,000) or 10% of purchase payments ($8,000))
  o $35,000 attributed to remaining initial purchase payment not subject to surrender charges (invested more than 7 years)
  o $67,600 attributed to earnings including persistency credits (not subject to surrender charges)

  o $1,500 attributed to bonus credits on purchase payments not subject to surrender charges

$5,900 of the $125,000 withdrawal is subject to a 5% surrender charge since the second purchase payment was invested only four contract years. The surrender charge is $295.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee


During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.



Transfer Fee

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.


Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.75% (0.1875% quarterly) for the Lincoln Lifetime IncomeSM Advantage. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 0.90%.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments and any bonus credits, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50%. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% charge will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 0.90% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.


Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.45% (0.1125% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  5 Year Elective Step-up option; or

2) 0.65% (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage
-  1 Year Automatic Step-up, Joint Life option.

Once the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option is available in your state, the prior version will not be available. If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Because bonus credits increase the Guaranteed Amount, bonus credits also increase the amount we deduct for the cost of the Rider. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

Under both options, if you elect to step-up the Guaranteed Amount for another 10-year period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver.For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments (and bonus credits) made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.


4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.50% of the Income Base. The Income Base (an amount equal to the initial purchase payment and any applicable bonus credit or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).


Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.


Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death.


i4LIFE (Reg. TM) Advantage Charge. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:





                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        1.50%         1.95%         1.95%
o   Guarantee of Principal Death
    Benefit                            1.55%         2.00%         2.00%
                                       ----          ----          ----
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              1.80%         2.25%         2.25%



This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge.

The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50%, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows:





                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.00%         2.45%         2.45%
                                       ----          ----          ----
o   Guarantee of Principal Death
    Benefit                            2.05%         2.50%         2.50%
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.30%         2.75%         2.75%



The Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge. The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% which is added to the i4LIFE (Reg.
TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows:

                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.00%         2.45%         2.45%
o   Guarantee of Principal Death
    Benefit                            2.05%         2.50%         2.50%
                                       ----          ----          ----
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.30%         2.75%         2.75%



These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction. On and after the periodic income commencement date, the 4LATER (Reg. TM) Rider charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.


After the periodic income commencement date, the 4LATER (Reg. TM) percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Rider annual charge will also terminate.


Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit Charge.

The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50%, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage of the net asset value of the Account Value in the VAA computed daily as follows:





                                     Design 1      Design 2      Design 3
                                     ----------    ----------    ---------
o   Account Value Death Benefit        2.00%         2.45%         2.45%
                                       ----          ----          ----
o   Guarantee of Principal Death
    Benefit                            2.05%         2.50%         2.50%
o   Enhanced Guaranteed Minimum
    Death Benefit (EGMDB)              2.30%         2.75%         2.75%



The Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.




Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.


The mortality and expense risk and administrative charge of 1.10% will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information


The charges described previously may be reduced or eliminated for any particular contract or an additional bonus credit may be paid. However, these reductions or benefits may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees or bonus credit applicable to a particular contract will be stated in that contract.



The Contracts

Contracts Offered in this Prospectus
This prospectus describes three separate annuity contracts:
 o Lincoln ChoicePlus Design 1 (standard)
 o Lincoln ChoicePlus Design 2 (4 year surrender charge)
 o Lincoln ChoicePlus Design 3 (3% enhancement)

Each contract offers you the ability to choose certain features, and has its own mortality and expense risk charge and applicable surrender charge. In deciding what contract to purchase, you should consider the amount of mortality and expense risk and surrender charges you are willing to bear relative to your needs. In deciding whether to purchase any of the enhanced death benefits or other optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.

Enhanced death benefits and other optional benefits are described later in this prospectus. You should check with your investment representative regarding availability.

Lincoln ChoicePlus Design 1 (standard)

The Design 1 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.10% to 1.40%, depending on which death benefit you have elected. It has a declining seven-year surrender charge on each purchase payment. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.

Lincoln ChoicePlus Design 2 (4 year surrender charge)


The Design 2 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.55% to 1.85%, depending on which death benefit you have elected. It has a declining four-year surrender charge on each purchase payment. Contractowners of the Design 2 annuity contract will receive a persistency credit on a quarterly basis after the fourth contract anniversary. See The Contracts - Persistency Credits. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.


Lincoln ChoicePlus Design 3 (3% enhancement)

The Design 3 annuity contract has a total mortality and risk expense and administrative charge ranging from 1.55% to 1.85%, depending on which death benefit you have selected. It has a declining seven year surrender charge on each purchase payment.

For each purchase payment made into the contact, we will credit the contract with a 3% bonus credit. See The Contracts - Bonus Credits. In addition, contractowners of the Design 3 annuity contract will receive a persistency credit on a quarterly basis after the seventh contract anniversary. See The Contracts - Persistency Credits. Optional benefits and payout options, as described later in this prospectus, are available for additional charges.


Purchase of Contracts

If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment and its corresponding bonus credit, if applicable, will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment and its corresponding bonus credit, if applicable, within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.



Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Bonus Credits

If you purchase the Design 3 contract, for each purchase payment made into the contract, we will credit the contract with a 3% bonus credit. The amount of the bonus credit is calculated as a percentage of the purchase payment made. The amount of the bonus credit will be added to the value of the contract at the same time and allocated to variable subaccounts and the fixed account in the same percentages as the purchase payment.

We offer a variety of variable annuity contracts. During the surrender charge period, the amount of the bonus credit may be more than offset by higher surrender charges associated with the bonus credit. Similar products that do not offer bonus credits and have lower fees and charges may provide larger cash surrender values than this contract, depending on the level of the bonus credits in this contract and the performance of the owner's chosen subaccounts. We encourage you to talk with your financial adviser and determine which annuity contract is most appropriate for you.


Persistency Credits

Contractowners of the Design 2 contract will receive a persistency credit on a quarterly basis after the fourth contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least four years, by 0.1125%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. In no case will the persistency credit be less than zero.


Contractowners of the Design 3 contract will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by the quarterly percentage of 0.1125%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. In no case will the persistency credit be less than zero. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.



Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments


Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available. Corresponding bonus credits, if applicable, will be allocated to the subaccount(s) and/or the fixed side of the contract in the same proportion in which you allocated purchase payments.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.



Valuation of Accumulation Units


Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:


1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you also may transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date


You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.



Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any death benefits or living benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals


Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.


The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.


The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.



Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below, available on or about June 16, 2008, were designed and prepared by SSgA Funds Management, Inc., a registered investment advisory firm for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIPT subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

Certain living benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The following models have been prepared by SSgA Funds Management, Inc., a registered investment advisor. The models are comprised of funds from the LVIP that are offered within your contract. Your registered representative will have more information on the specific investments of each model.
 o The SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in three equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   80% in three equity subaccounts and 20% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
 o The SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately
   80% in seven equity subaccounts and 20% fixed one income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.





  o   FTVIPT Franklin Income Securities      34%
  o   FTVIPT Mutual Shares Securities        33%
  o   LVIP Templeton Growth Fund             33%


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.

 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.


Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.


Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for applicable withdrawal charges (surrender charges for example) and premium taxes, if any.

The Guarantee of Principal Death Benefit may be discontinued by completing the Death Benefit Discontinuance form and sending it to our Servicing Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or

 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit or the Account Value Death Benefit will apply. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death;

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or

 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



Investment Requirements - Option 1

Contractowners who have elected 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments when approved in New York. You will be subject to different Investment Requirements if you elect the Lincoln Lifetime IncomeSM Advantage rider. If you do not elect any of these benefits, the Investment Requirements will not apply to your contract.

For 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, and i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, we do not intend to enforce these Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subaccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes account value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o AllianceBernstein Global Technology Portfolio
o AllianceBernstein International Value Portfolio

o AllianceBernstein Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund

o Delaware VIP Emerging Markets Series
o Delaware VIP REIT Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Templeton Growth Securities Fund

o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Marsico International Growth Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund

o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund

o LVIP Templeton Growth Fund

o LVIP Turner Mid-Cap Growth Fund

o Neuberger Berman AMT Mid-Cap Growth Portfolio

All other variable subaccounts will be referred to as "Non-Limited
Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.


If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.


At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.



Investment Requirements - Option 2

Contractowners who have elected the Lincoln Lifetime IncomeSM Advantage will be subject to the following Investment Requirements-Option 2 on the investments in their contracts. These Investment Requirements are different from the Investment Requirements-Option 1 that apply to purchases of other optional riders. Contractowners with an active Lincoln Lifetime IncomeSM Advantage who terminate Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage with the Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit are also subject to Investment Requirements-Option 2. We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value that must be in each group at the time you purchase the Rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase this Rider. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:





Group 1                                        Group 2
Investments must be at least 25%               Investments cannot exceed 75%
---------------------------------------------- --------------------------------------------------------
1. American Century VIP Inflation Protection   All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund

4. Delaware VIP Capital Reserves Series
5. Delaware VIP Diversified Series
6. FTVIPT Templeton Global Income Securities Fund
7. LVIP SSgA Bond Index Fund



To satisfy the Investment Requirements for the Lincoln Lifetime Income (Reg.
TM) Advantage, you may allocate 100% of your contract value to or among the MFS VIT Total Return Fund, the FTVIPT Franklin Income Securities Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% to these funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The LVIP SSgA Emerging Markets 100 Fund and the fixed accounts (except for dollar cost averaging) are not available with Lincoln Lifetime Income (Reg. TM) Advantage.

To satisfy the Investment Requirements of Lincoln Lifetime Income (Reg. TM) Advantage, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. On or about June 16, 2008, 100% of the contract value can be allocated to one of the following models: SSgA Structured Conservative Model, SSgA Structured Moderate Model, SSgA Structured Moderately Aggressive Model, SSgA Conservative Index Model, SSgA Moderate Index Model and SSgA Moderately Aggressive Index Model.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund. On or about June 16, 2008, you may also allocate 100% of your contract value to one of the following models: SSgA Structured Conservative Model, SSgA Structured Moderate Model, SSgA Conservative Index Model and SSgA Moderate Index Model.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $50,000 and you are age 65 or older. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, any bonus credits, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments plus applicable bonus credits made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 2. If you purchase the Lincoln Lifetime IncomeSM Advantage Plus option, your only investment options until the seventh Benefit Year anniversary are the following: the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: SSgA Structured Conservative Model, SSgA Structured Moderate Model, SSgA Conservative Index Model and SSgA Moderate Index Model.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus. Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death. Accordingly, a significant risk against which the rider protects, i.e., that your contract value will be reduced to zero (due to poor market performance or charges) while you are still alive, may be minimal.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other living benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments and any bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and any bonus credit (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit, will increase the Guaranteed Amount by $10,300. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:




         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge



Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, and applicable bonus credits, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments and any applicable bonus credits received in that year, will be increased by 5% if the contract owner/annuitant is under age 86. Additional purchase payments and any bonus credits must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment (and bonus credit). Any purchase payments and bonus credits made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal Amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount of a Design 3 contract:

Initial purchase payment = $100,000; Bonus Credit of 3% = $3,000; Guaranteed Amount = $103,000

Additional purchase payment on day 30 = $15,000; Bonus Credit of 3% = $450; Guaranteed Amount = $118,450

Additional purchase payment on day 95 = $10,000; Bonus Credit of 3% = $300; Guaranteed Amount = $128,750

On the first Benefit Year Anniversary, the Guaranteed Amount will never be less than $134,673 ($118,450 times 1.05% = $124,373 plus $10,300). The $10,000 purchase payment and $300 bonus credit on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 15 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or when the contractowner/annuitant reaches age 86. A new 15-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 15-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 15-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work on a Design 3 contract (assuming no withdrawals or additional purchase payments):




                                                                                               Potential for   Length of 5%
                                                                                  Guaranteed     Charge to     Enhancement
                                                                 Contract Value     Amount         Change         Period
                                                                ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 + 3% bonus credit....      $51,500        $51,500         No             15
         1st Benefit Year Anniversary .........................      $54,000        $54,075         No             14
         2nd Benefit Year Anniversary .........................      $53,900        $56,779         No             13
         3rd Benefit Year Anniversary .........................      $57,000        $59,618         No             12
         4th Benefit Year Anniversary .........................      $64,000        $64,000        Yes             15



On the 1st Benefit Year anniversary, the 5% Enhancement increased the Guaranteed Amount to $54,075 since the increase in the contract value ($2,500) is less than the 5% Enhancement amount of $2,575 (5% of $51,500). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,075 = $2,704). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,779 = $2,839). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,981 (5% of $59,618).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. On the 10th Benefit Year anniversary, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments, including bonus credits, made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) An Excess Withdrawal (defined below) has occurred; or

   2) Cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $206,000. A $10,300 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,300 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,600 (10% of $206,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments and applicable bonus credits within 90 days of rider election). Required minimum distributions from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed Amount of a Design 3 contract:

Initial purchase payment at age 65 = $200,000; Bonus Credit of $6,000; Guaranteed Amount =$206,000; Maximum Annual Withdrawal amount = $10,300.

After 10 years, at age 75, the Guaranteed Amount is $280,509 (after applicable 5% Enhancements and two $10,300 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $370,800 ($206,000 initial Guaranteed Amount reduced by the two $10,300 withdrawals times 200%), the Guaranteed Amount is increased to $370,800.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 36 months or more after the effective date of the Rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments and bonus credits. For example, if the Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example of a Design 3 contract illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):





                                                                                  Guaranteed    Maximum Annual
                                                                 Contract Value     Amount     Withdrawal Amount
                                                                ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 + 3% bonus credit....      $51,500        $51,500         $2,575
         1st Benefit Year Anniversary .........................      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary .........................      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary .........................      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary .........................      $64,000        $64,000         $3,200



The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,122 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,150 (5% of the initial Guaranteed Amount of $103,000)

After a $12,000 Withdrawal ($5,150 is within the Maximum Annual Withdrawal amount, $6,850 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,150:

Contract Value = $54,850
Guaranteed Amount = $79,850

The contract value is reduced by the $6,850 Excess Withdrawal and the Guaranteed Amount is reduced by 12.49%, the same proportion that the Excess Withdrawal reduced the $54,850 contract value ($6,850 \d $54,850)

Contract value = $48,000

Guaranteed Amount = $69,878 ($79,850 X 12.49% = $9,972; $79,850 - $9,972 =
$69,878)
Maximum Annual Withdrawal amount = $3,493.89 (5% of $69,878)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

The portion of Excess Withdrawals attributed to purchase payments (and not bonus credits) will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,200 Maximum Annual Withdrawal amount is not subject to surrender charges; the $6,800 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charges. Withdrawals attributed to bonus credits are not subject to surrender charges.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount, (plus any purchase payments and applicable bonus credits made within 90 days of the rider effective date) over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue as discussed in this Supplement and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000 with a 3% bonus credit of $3,000; Initial Guaranteed Amount of $103,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $13,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you decide to purchase the Plus Option, your only investment options until the seventh Benefit Year anniversary are the: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: SSgA Structured Conservative Model, SSgA Structured Moderate Model, SSgA Conservative Index Model and SSgA Moderate Index Model. You may not transfer contract value out of these funds to any other funds before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death. To be eligible the death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If there is any remaining Guaranteed Amount, a surviving spouse may continue the contract by electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. Upon election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit by a surviving spouse, the remaining Guaranteed Amount may be used to establish the Guaranteed Income Benefit. If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (discussed in your prospectus) (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up. However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher than the Single Life option for Lincoln SmartSecurity (Reg. TM) Advantage and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. There is no Joint Life option for Lincoln Lifetime IncomeSM Advantage. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.


i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM)Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage at the terms in effect for owners of the Lincoln Lifetime IncomeSM Advantage rider. i4LIFE (Reg. TM) Advantage with the Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charges in effect for the i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage Guaranteed Income Benefit at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. In addition, Option 2 of the Investment Requirements applicable to Lincoln Lifetime IncomeSM Advantage will also apply to i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $100,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $5,020 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See Death Benefits in this prospectus. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant must be at least age 65 and under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. The 12 month wait will be waived for 60 days after the Lincoln Lifetime IncomeSM Advantage is available for sale in your state. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements.

See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage


The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment plus the amount of any bonus credit applicable to that purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, any bonus credits, step-ups and withdrawals in accordance with the provisions set forth below. Two different options are available to step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up). You must choose one of these two options:

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

when you purchase the benefit. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.


By purchasing this Rider, you may be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees.

There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.


If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.


Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment plus the amount of any bonus credit. The bonus credit is an additional amount credited to the Design 3 contract and is equal to a percentage of the purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amounts of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecuritySM Advantage or the Lincoln Lifetime IncomeSM Advantage.

Additional purchase payments and bonus credits automatically increase the Guaranteed Amount by the amount of the purchase payment and bonus credit (not to exceed the maximum); for example, a $10,000 additional purchase payment, which receives a 3% bonus credit will increase the Guaranteed Amount by $10,300. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.



Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made and any bonus credits are received, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including any surrender charges and other deductions), the Rider charge and account fee plus any purchase payments and any bonus credits made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, Design 3 (assuming no withdrawals or additional purchase payments):




                                           Contract Value      Guaranteed Amount
                                          ----------------    ------------------
o   Initial Deposit $50,000 (3% bonus
    credit)                               $51,500                   $51,500
o   1st Benefit Year Anniversary          $54,000                   $54,000
o   2nd Benefit Year Anniversary          $53,900                   $54,000
o   3rd Benefit Year Anniversary          $57,000                   $57,000


Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments, any bonus credits and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero. On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments and any bonus credits. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,575 (5% of $51,500 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made (which receives a 3% bonus credit if Design 3 is purchased), the new Maximum Annual Withdrawal amount is $3,090 ($2,575 + 5% of $10,300). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:

  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, Design 3,demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $29,400 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $82,400
Maximum Annual Withdrawal = $5,150 (5% of the initial Guaranteed Amount of $103,000)
 Initial Guaranteed Amount of $103,000 equals $100,000 purchase payment and 3% bonus credit

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($82,400
- $7,000 = $75,400).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,200); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and
2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.


If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a. the contractowner (and spouse if applicable) is age 65;
b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up i.e. all contractowners and the annuitant must be alive and under age 81); and
c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.


As an example of these two situations, if you purchased a Design 3 annuity with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up with $100,000 (and received a bonus credit of 3%), your initial Guaranteed Amount is $103,000 and your initial Maximum Annual Withdrawal amount is $5,150. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $98,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $103,000, then the Maximum Annual Withdrawal amount of $5,150 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount, 5% of $98,000 is $4,900. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.


Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available. The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect) and your contract terminates. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero (or until death if the lifetime Maximum Annual Withdrawal is in effect).


If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum

Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o Upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.


If you terminate the Rider, you must wait one year before you can re-electany Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future


i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to drop Lincoln SmartSecurity (Reg. TM) Advantage and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option and contractowners of qualified annuity contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.



i4LIFE (Reg. TM) Advantage


i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.


i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the contract has been in effect for at least 12 months and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg.
TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage must be elected by age 85 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER (Reg. TM) Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.


When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. SeeThe Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.


i4LIFE (Reg. TM) Advantage Charges. i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the net asset value of the Account Value in the VAA. The annual rate of the i4LIFE (Reg. TM) Advantage charge is:



i4LIFE (Reg. TM) Advantage:                           Design 1   Design 2   Design 3
o Account Value Death Benefit                         1.50%      1.95%      1.95%
o Guarantee of Principal Death Benefit                1.55%      2.00%      2.00%
o Enhanced Guaranteed Minimum Death Benefit (EGMDB)   1.80%      2.25%      2.25%

This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.



We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4% or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access

Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant (and secondary life if applicable) dies during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:

   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500 Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage


There is a Guaranteed Income Benefit available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit charge.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit. Refer to the 4LATER (Reg. TM) section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider may limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements
- Option 1.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various living benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. If your Account Value equals zero, no death benefit will be paid. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment affects the i4LIFE (Reg. TM) Account Value:

Guaranteed Income Benefit = $5,692; i4LIFE regular income payment = $5,280





         i4LIFE (Reg. TM) Account Value before payment            $80,000
         Regular Income Payment                                   -$5,280
         Additional withdrawal for Guaranteed Income Benefit        -$412
         i4LIFE (Reg. TM) Account Value after payouts             $74,308



In the current version of the Guaranteed Income Benefit option ("Version 2") the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, you may elect a new 15-year step-up period by submitting a written request to the Servicing office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. At the time of a reset of the 15 year period, the Guaranteed Income Benefit charge may increase subject to the guaranteed maximum charge of 1.50%. (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges.) After we administer this election, you have 30 days to notify us if you wish to reverse the election.

If you have an older version of the Guaranteed Income Benefit ("Version 1"), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:

  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.


The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.


A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Lincoln Lifetime Income (Reg. TM) Advantage Guaranteed Income Benefit. Contractowners with the Lincoln Lifetime IncomeSM Advantage rider who purchase the Guaranteed Income Benefit are subject to the following guarantees which are set forth in the Lincoln Lifetime IncomeSM Advantage rider:

     a) Maximum charge for the Guaranteed Income Benefit

     b) guaranteed annuity factors.



General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    750
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = $75
     Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a

discussion of the 4LATER (Reg. TM) Advantage charge.



4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments and any bonus credits. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payments and any bonus credits. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments, corresponding bonus credits, and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit, plus 15% of that purchase payment and bonus credit.


Example:


         Initial Purchase Payment and corresponding bonus credit      $103,000
         Purchase Payment and corresponding bonus credit 60           $ 10,300
                                                                      --------
         days later
         Income Base                                                  $113,300
         Future Income Base (during the 1st Waiting Period)           $130,295   ($113,300 x 115%)
         Income Base (after 1st Waiting Period)                       $130,295
         New Future Income Base (during 2nd Waiting Period)           $149,839   ($130,295 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment and corresponding bonus credit plus 15% of that purchase payment and corresponding bonus credit on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $103,000
         Purchase Payment and corresponding bonus credit in         $ 10,300
         Year 2
         New Income Base                                            $113,300
                                                                    --------
         Future Income Base (during 1st Waiting Period-Year 2)      $129,265   ($103,000 x 115%) + ($10,300 x 100%) +
                                                                               (10,300 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $129,265
         New Future Income Base (during 2nd Waiting Period)         $147,655   (129,265 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments and corresponding bonus credits. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $103,000      Maximum Income Base                   $206,000
      Purchase Payment and                    $ 10,300      Increase to Maximum Income Base       $ 20,600
       corresponding bonus credit in
       Year 2
      New Income Base                         $113,300      New Maximum Income Base               $226,600
      Future Income Base after Purchase       $129,265      Maximum Income Base                   $226,600
       Payment

      Income Base (after 1st Waiting          $129,265
       Period)
      Future Income Base (during 2nd          $147,655      Maximum Income Base                   $226,600
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $116,338
      Future Income Base                      $132,889      Maximum Income Base                   $203,940

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit


When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments.


The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:


      4LATER (Reg. TM) Guaranteed Income       $ 5,692      i4LIFE (Reg. TM) regular income payment       $ 5,280
       Benefit



         i4LIFE (Reg. TM) Account Value before payment                             $80,000
         Regular Income Payment                                               -    $ 5,280
         Additional payment for 4LATER (Reg. TM) Guaranteed Income Benefit    -    $   412
----------------------------------------------------------------------------       -------
         i4LIFE (Reg. TM) Account Value after payment                              $74,308


If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Reduction in i4LIFE (Reg. TM) Advantage regular income payment = $5355 \d
 $6375 = 84%
     Reduction in 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% =
 $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or for nonqualified contracts,, the later of the death of the annuitant or secondary life if a joint payout was elected); or

 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.


If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. You cannot elect 4LATER (Reg.
TM) after an annuity payout option has been elected, including i4LIFE (Reg. TM) Advantage and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Annuity Payouts


When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options


The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.


Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.


Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within 12 months of the effective date of the contract.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments, bonus credits, persistency credits and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment and its corresponding bonus credit, if applicable, allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment if applicable. Each guaranteed period purchase payment and its corresponding bonus credit, if applicable, will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing , regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal amount in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner and has existed continuously for twelve months;
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, (including previously credited bonus credits), and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. No bonus credits will apply when a reinvestment purchase occurs. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).

Distribution of the Contracts

Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission paid by the Principal Underwriter to Selling Firms is 7.50% of purchase payments, plus 0.30% annual trail compensation beginning in years two and beyond. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 5.25% of annuitized value and/or ongoing annual compensation of up to 1.05% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.
Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.


These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2007 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings


The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual


If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decendent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Loss Of Interest Deduction


After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin


Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments


We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments


The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed in the same manner as a withdrawal during the deferral period.


Taxation Of Death Benefits


We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts


The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Special Rules If You Own More Than One Annuity Contract


In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments


Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits


Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)

 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)

 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts


The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:

 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status


Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the

VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes plus mortality and expense risk charges and administrative charges proportionately attributable to any applicable bonus credits, less any applicable bonus credits paid into the contract by us. In addition, if the contract value on the date of cancellation is less than the sum of purchase payments minus withdrawals, we will also return both the investment loss and fund management fees, each in an amount that is proportionately attributable to any applicable bonus credits. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value, excluding any applicable bonus credits during the free-look period.

IRA purchasers will receive purchase payments only.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports


As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LFG.com, select service centers and continue on through the Internet Service Center.



Legal Proceedings

In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Advertising
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                          Lincoln ChoicePlusSM Design
               Lincoln New York Account N for Variable Annuities











Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



Design 1




                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   Period      units      of period   Period      units      of period   Period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        --------
AllianceBernstein VPS Growth and Income
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.359    11.488          3         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        --------
AllianceBernstein VPS International Value
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        12.199    11.857          4         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        --------
AllianceBernstein VPS Small/Mid Cap Value
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.105    11.031          3         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        --------
American Century Investments VP Inflation Protection Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        10.683    10.774          1*        N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        --------
American Funds Global Growth Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.927    12.480          2         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        --------
American Funds Global Small Capitalization Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        13.536    13.681          1        15.059    13.690          2
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
American Funds Growth Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.699    11.893          8         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
American Funds Growth-Income Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.251    11.307          8         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
American Funds International Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.644    12.724          9        13.116    12.733          1
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
Delaware VIP Capital Reserves
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
Delaware VIP Diversified Income Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        10.550    10.990         18         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
Delaware VIP Emerging Markets Series (4)
2007............. N/A           N/A         N/A        11.819    12.038          1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
Delaware VIP High Yield Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        10.720    10.719          1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
Delaware VIP REIT Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---
Delaware VIP Trend Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        12.161    12.220          1*        N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---        ------    ------        ---

                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   Period      units      of period   Period      units      of period   Period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP US Growth Series
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------     --         ---        --------   ------    ------        --------
Delaware VIP Value Series
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.879     10.707         3         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        --------
DWS VIP Equity 500 Index
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        --------
DWS VIP Small Cap Index
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        --------
Fidelity VIP Contrafund Portfolio
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.517     12.424         4        12.905    12.432          3
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Fidelity VIP Growth Portfolio
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        12.988     13.299         1*        N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Fidelity VIP Mid Cap
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.614     12.021         1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Fidelity VIP Overseas Portfolio
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.031     12.653         2         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
FTVIPT Franklin Income Securities
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.038     11.000         4        11.334    11.008          2
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
FTVIPT Mutual Shares Securities
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.175     11.175         1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
FTVIPT Templeton Global Income Securities
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.031     11.437         2         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
FTVIPT Templeton Growth Securities Fund
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIP Core Fund(1)
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIP Growth Fund(2)
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIP Growth Opportunities(4)
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIP Money Market Fund
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIPT Baron Growth Opportunities(3)
2006............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIPT Capital Growth
2007............. N/A           N/A         N/A          N/A        N/A        N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---
Lincoln VIPT Cohen & Steers Global Real Estate
2007............. N/A           N/A         N/A         8.803      8.244         1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------     ------       ---        ------    ------        ---

                                                                 With EGMDB                    With GOP
                                                     ---------------------------------- ----------------------
                                                      Accumulation unit                   Accumulation unit
                                                            value                               value
                                                     --------------------               ----------------------
                                                                            Number of
                                                      Beginning   End of   accumulation  Beginning    End of
                                                      of period   Period      units      of period    Period
                                                     ----------- -------- ------------- ----------- ----------
                                                         (Accumulation unit value in dollars and Number of
                                                                 accumulation units in thousands)
Lincoln VIPT Delaware Bond
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------     --          --
Lincoln VIPT Delaware Growth and Income
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------     --          --
Lincoln VIPT Delaware Social Awareness
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------     --          --
Lincoln VIPT Delaware Special Opportunities
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------     --          --
Lincoln VIPT FI Equity-Income
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------     --          --
Lincoln VIPT Janus Capital Appreciation
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A        11.219      13.010
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Marsico International Growth
2007................................................ N/A           N/A         N/A         9.091      11.180
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT MFS Value
2007................................................ N/A           N/A         N/A         9.327       9.736
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Mid-Cap Growth
2007................................................ N/A           N/A         N/A         9.970      10.979
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Mid-Cap Value
2007................................................ N/A           N/A         N/A         9.327       8.662
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Mondrian International Value
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT S&P 500 Index
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Small Cap Index
2007................................................ N/A           N/A         N/A         9.064       9.173
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT T. Rowe Price Growth Stock
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Templeton Growth
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT UBS Global Asset Allocation
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Value Opportunities
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Wilshire 2010 Profile
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Wilshire 2020 Profile
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Wilshire 2030 Profile
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Wilshire 2040 Profile
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------
Lincoln VIPT Wilshire Aggressive Profile
2006................................................ N/A           N/A         N/A          N/A         N/A
2007................................................ N/A           N/A         N/A          N/A         N/A
---------------------------------------------------- ----------- -------- -------------   ------      ------



                                                       With GOP         Acct Value DB
                                                     ------------- ------------------------
                                                                     Accumulation unit
                                                                           value
                                                       Number of   ----------------------   Number of
                                                      accumulation  Beginning    End of    accumulation
                                                         units      of period    Period       units
                                                     ------------- ----------- ---------- -------------
                                                     (Accumulation unit value in dollars and Number of
                                                                        accumulation
                                                                    units in thousands)
Lincoln VIPT Delaware Bond
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      --------   ------        --          --------
Lincoln VIPT Delaware Growth and Income
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      --------   ------        --          --------
Lincoln VIPT Delaware Social Awareness
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      --------   ------        --          --------
Lincoln VIPT Delaware Special Opportunities
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      --------   ------        --          --------
Lincoln VIPT FI Equity-Income
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      --------   ------        --          --------
Lincoln VIPT Janus Capital Appreciation
2006................................................      N/A         N/A          N/A         N/A
2007................................................        4         N/A          N/A         N/A
----------------------------------------------------      ---        ------        --          --------
Lincoln VIPT Marsico International Growth
2007................................................        2        11.832      11.183          2
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT MFS Value
2007................................................        3        10.108       9.739          3
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Mid-Cap Growth
2007................................................        3         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Mid-Cap Value
2007................................................        5         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Mondrian International Value
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT S&P 500 Index
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Small Cap Index
2007................................................        1         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT T. Rowe Price Growth Stock
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A        12.763      12.230          1
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Templeton Growth
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT UBS Global Asset Allocation
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Value Opportunities
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Wilshire 2010 Profile
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Wilshire 2020 Profile
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Wilshire 2030 Profile
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Wilshire 2040 Profile
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---
Lincoln VIPT Wilshire Aggressive Profile
2006................................................      N/A         N/A          N/A         N/A
2007................................................      N/A         N/A          N/A         N/A
----------------------------------------------------      ---        ------      ------        ---

                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   Period      units      of period   Period      units      of period   Period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Wilshire Conservative Profile
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Wilshire Moderate Profile
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        10.805    11.590         10         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Wilshire Moderately Aggressive Profile
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
MFS VIT Total Return Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
MFS VIT Utilities Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        13.263    14.445          1*        N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Neuberger Berman AMT Regency Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------



*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

                                   Design 2




                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   period      units      of period   period      units      of period   period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
AllianceBernstein VPS Growth and Income
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
AllianceBernstein VPS International Value
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
AllianceBernstein VPS Small/Mid Cap Value
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
American Century Investments VP Inflation Protection Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
American Funds Global Growth Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        17.377    16.948          1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
American Funds Global Small Capitalization Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
American Funds Growth Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        23.078    21.729          2         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
American Funds Growth-Income Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        20.318    18.794          2         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
American Funds International Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        28.320    28.066          1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP Capital Reserves
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP Diversified Income Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP Emerging Markets Series (4)
2007............. N/A           N/A         N/A        29.239    28.873          1         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP High Yield Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP REIT Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP Trend Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP US Growth Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Delaware VIP Value Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------

                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   period      units      of period   period      units      of period   period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Equity 500 Index
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
DWS VIP Small Cap Index
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        -------- ----------- -------- -------------
Fidelity VIP Contrafund Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        21.316    20.734          2         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Fidelity VIP Growth Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Fidelity VIP Mid Cap
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Fidelity VIP Overseas Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
FTVIPT Franklin Income Securities
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.916    11.462          6         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
FTVIPT Mutual Shares Securities
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
FTVIPT Templeton Global Income Securities
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A        11.908    11.973          3         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
FTVIPT Templeton Growth Securities Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIP Core Fund(1)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIP Growth Fund(2)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIP Growth Opportunities(4)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIP Money Market Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Baron Growth Opportunities(3)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Capital Growth
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Cohen & Steers Global Real Estate
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Delaware Bond
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------
Lincoln VIPT Delaware Growth and Income
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- -------------   ------    ------        ---      ----------- -------- -------------

                                                                 With EGMDB                   With GOP
                                                     ---------------------------------- --------------------
                                                      Accumulation unit                  Accumulation unit
                                                            value                              value
                                                     --------------------               --------------------
                                                                            Number of
                                                      Beginning   End of   accumulation  Beginning   End of
                                                      of period   period      units      of period   period
                                                     ----------- -------- ------------- ----------- --------
                                                        (Accumulation unit value in dollars and Number of
                                                                accumulation units in thousands)
Lincoln VIPT Delaware Social Awareness
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Delaware Special Opportunities
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT FI Equity-Income
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A        12.400    11.721
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Janus Capital Appreciation
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Marsico International Growth
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT MFS Value
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Mid-Cap Growth
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Mid-Cap Value
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Mondrian International Value
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT S&P 500 Index
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Small Cap Index
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT T. Rowe Price Growth Stock
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Templeton Growth
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT UBS Global Asset Allocation
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Value Opportunities
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire 2010 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire 2020 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire 2030 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire 2040 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire Aggressive Profile
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire Conservative Profile
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------
Lincoln VIPT Wilshire Moderate Profile
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- -------------   ------    ------



                                                       With GOP        Acct Value DB
                                                     ------------- ----------------------
                                                                    Accumulation unit
                                                                          value
                                                       Number of   --------------------   Number of
                                                      accumulation  Beginning   End of   accumulation
                                                         units      of period   period      units
                                                     ------------- ----------- -------- -------------
                                                     (Accumulation unit value in dollars and Number of
                                                             accumulation units in thousands)
Lincoln VIPT Delaware Social Awareness
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      -------- ----------- -------- -------------
Lincoln VIPT Delaware Special Opportunities
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      -------- ----------- -------- -------------
Lincoln VIPT FI Equity-Income
2006................................................      N/A         N/A        N/A         N/A
2007................................................        6         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Janus Capital Appreciation
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Marsico International Growth
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT MFS Value
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Mid-Cap Growth
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Mid-Cap Value
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Mondrian International Value
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT S&P 500 Index
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Small Cap Index
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT T. Rowe Price Growth Stock
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Templeton Growth
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT UBS Global Asset Allocation
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Value Opportunities
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire 2010 Profile
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire 2020 Profile
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire 2030 Profile
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire 2040 Profile
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire Aggressive Profile
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire Conservative Profile
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------
Lincoln VIPT Wilshire Moderate Profile
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
----------------------------------------------------      ---      ----------- -------- -------------

                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   period      units      of period   period      units      of period   period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Wilshire Moderately Aggressive Profile
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
MFS VIT Total Return Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
MFS VIT Utilities Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Neuberger Berman AMT Regency Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------



*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

                                   Design 3




                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   period      units      of period   period      units      of period   period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Technology
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
AllianceBernstein VPS Growth and Income
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
AllianceBernstein VPS International Value
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
AllianceBernstein VPS Small/Mid Cap Value
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
American Century Investments VP Inflation Protection Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
American Funds Global Growth Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
American Funds Global Small Capitalization Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
American Funds Growth Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
American Funds Growth-Income Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
American Funds International Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP Capital Reserves
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP Diversified Income Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP Emerging Markets Series (4)
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP High Yield Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP REIT Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP Trend Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP US Growth Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Delaware VIP Value Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------

                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   period      units      of period   period      units      of period   period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Equity 500 Index
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
DWS VIP Small Cap Index
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Fidelity VIP Contrafund Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Fidelity VIP Growth Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Fidelity VIP Mid Cap
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Fidelity VIP Overseas Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
FTVIPT Franklin Income Securities
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
FTVIPT Mutual Shares Securities
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
FTVIPT Templeton Global Income Securities
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
FTVIPT Templeton Growth Securities Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIP Core Fund(1)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIP Growth Fund(2)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIP Growth Opportunities(4)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIP Money Market Fund
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIPT Baron Growth Opportunities(3)
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIPT Capital Growth
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIPT Cohen & Steers Global Real Estate
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIPT Delaware Bond
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Lincoln VIPT Delaware Growth and Income
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------

                                                                 With EGMDB                   With GOP
                                                     ---------------------------------- --------------------
                                                      Accumulation unit                  Accumulation unit
                                                            value                              value
                                                     --------------------               --------------------
                                                                            Number of
                                                      Beginning   End of   accumulation  Beginning   End of
                                                      of period   period      units      of period   period
                                                     ----------- -------- ------------- ----------- --------
                                                        (Accumulation unit value in dollars and Number of
                                                                accumulation units in thousands)
Lincoln VIPT Delaware Social Awareness
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Delaware Special Opportunities
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT FI Equity-Income
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Janus Capital Appreciation
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Marsico International Growth
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT MFS Value
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Mid-Cap Growth
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Mid-Cap Value
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Mondrian International Value
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT S&P 500 Index
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Small Cap Index
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT T. Rowe Price Growth Stock
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Templeton Growth
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT UBS Global Asset Allocation
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Value Opportunities
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire 2010 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire 2020 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire 2030 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire 2040 Profile
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire Aggressive Profile
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire Conservative Profile
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------
Lincoln VIPT Wilshire Moderate Profile
2006................................................ N/A           N/A         N/A         N/A        N/A
2007................................................ N/A           N/A         N/A         N/A        N/A
---------------------------------------------------- ----------- -------- ------------- ----------- --------



                                                       With GOP        Acct Value DB
                                                     ------------- ----------------------
                                                                    Accumulation unit
                                                                          value
                                                       Number of   --------------------   Number of
                                                      accumulation  Beginning   End of   accumulation
                                                         units      of period   period      units
                                                     ------------- ----------- -------- -------------
                                                     (Accumulation unit value in dollars and Number of
                                                             accumulation units in thousands)
Lincoln VIPT Delaware Social Awareness
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Delaware Special Opportunities
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT FI Equity-Income
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Janus Capital Appreciation
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Marsico International Growth
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT MFS Value
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Mid-Cap Growth
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Mid-Cap Value
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Mondrian International Value
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT S&P 500 Index
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Small Cap Index
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT T. Rowe Price Growth Stock
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Templeton Growth
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT UBS Global Asset Allocation
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Value Opportunities
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire 2010 Profile
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire 2020 Profile
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire 2030 Profile
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire 2040 Profile
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire Aggressive Profile
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire Conservative Profile
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------
Lincoln VIPT Wilshire Moderate Profile
2006................................................      N/A         N/A        N/A         N/A
2007................................................      N/A         N/A        N/A         N/A
---------------------------------------------------- ------------- ----------- -------- -------------

                              With EGMDB                          With GOP                        Acct Value DB
                  ---------------------------------- ---------------------------------- ----------------------------------
                   Accumulation unit                  Accumulation unit                  Accumulation unit
                         value                              value                              value
                  --------------------   Number of   --------------------   Number of   --------------------   Number of
                   Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
                   of period   period      units      of period   period      units      of period   period      units
                  ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                             (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIPT Wilshire Moderately Aggressive Profile
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
MFS VIT Total Return Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
MFS VIT Utilities Series
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
Neuberger Berman AMT Regency Portfolio
2006............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
2007............. N/A           N/A         N/A         N/A        N/A         N/A         N/A        N/A         N/A
----------------- ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------



*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(4) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states.

                                                                                                                    1) 4LATER(R)
                                                                                                                      ADVANTAGE
                                                                                                                     GUARANTEED
                                                                                                                       INCOME
                                                                                                                       BENEFIT

                                                                                                                     2) LINCOLN
                                                                                                                      LIFETIME
                                                                                                                     INCOME(SM)
                                                                                                                      ADVANTAGE
                                                                                                                     GUARANTEED
                                                                                                                       INCOME
                                                                 LINCOLN                                               BENEFIT
                                               LINCOLN           LIFETIME
                                                SMART           INCOME(SM)                                          3) i4LIFE(R)
                                             SECURITY(R)        ADVANTAGE                                             ADVANTAGE
                             LINCOLN          ADVANTAGE          (WITH OR                                            GUARANTEED
                              SMART             1-YR.            WITHOUT                                               INCOME
                           SECURITY(R)       AUTOMATIC           LINCOLN                                               BENEFIT
                            ADVANTAGE          STEP-UP           LIFETIME                                            (VERSION 2)
                              5-YR.            (PRIOR           INCOME(SM)                                             (PRIOR
                             ELECTIVE         VERSIONS          ADVANTAGE         i4LIFE(R)         4LATER(R)         VERSIONS
                             STEP-UP          MAY VARY)           PLUS)           ADVANTAGE         ADVANTAGE         MAY VARY)
------------------------------------------------------------------------------------------------------------------------------------
1.  Overview            Designed to       Designed to       Designed to       Designed to       Designed to       Designed to use
                        guarantee that at guarantee that if guarantee that if provide an        guarantee today a the Income Base
                        least the entire  you make your     you make your     income program    future minimum    established under
                        amount of your    first withdrawal  first withdrawal  that combines     payout floor for  4LATER(R)
                        purchase payments on or after the   on or after the   variable lifetime i4LIFE(R)         Advantage (if
                        will be returned  date you reach    date you reach    income payments   Advantage regular 4LATER(R)
                        to you through    age 65, you are   age 59 1/2 (age   and a death       income payments,  Advantage
                        periodic          guaranteed        65 under Joint    benefit with the  regardless of     Guaranteed Income
                        withdrawals,      income            Life), you are    ability to make   investment        Benefit is
                        regardless of the for your life     guaranteed income withdrawals       performance, by   elected) or the
                        investment        (and your         for your life     during a defined  providing an      Guaranteed Amount
                        performance of    spouse's, under   (and your         period.           Income Base       under LINCOLN
                        the contract.     Joint Life        spouse's, under   .                 during the        Lifetime
                                          version), even    Joint Life                          accumulation      INCOME(SM)
                                          after the entire  version).                           period that can   Advantage (if
                                          amount of         .                                   be used to        LINCOLN LIFETIME
                                          purchase payments LINCOLN LIFETIME                    establish in the  INCOME(SM)
                                          has been returned INCOME(SM)                          future a          Advantage
                                          to you through    Advantage Plus is                   Guaranteed Income Guaranteed Income
                                          periodic          designed to                         Benefit with      Benefit is
                                          withdrawals. If   guarantee that                      i4LIFE(R)         elected) or the
                                          lifetime          contract value                      Advantage.        Account Value*
                                          withdrawals are   will not be less                    .                 established under
                                          not in effect,    than the initial                                      i4LIFE(R)
                                          you may make      purchase payment                                      Advantage (if
                                          periodic          (or contract                                          i4LIFE(R)
                                          withdrawals of    value on rider                                        Advantage
                                          the Guaranteed    date) at the end                                      Guaranteed Income
                                          Amount.           of a 7-year                                           Benefit is
                                                            period IF you                                         elected) to
                                                            make no                                               provide a minimum
                                                            withdrawals and                                       payout floor for
                                                            cancel the                                            i4LIFE(R)
                                                            LINCOLN LIFETIME                                      Advantage regular
                                                            INCOME(SM)                                            income payments,
                                                            Advantage at that                                     regardless of
                                                            time.                                                 investment
                                                                                                                  performance.

                                                                                                                  * Can instead
                                                                                                                    use the
                                                                                                                    remaining
                                                                                                                    Guaranteed
                                                                                                                    Amount under
                                                                                                                    LINCOLN
                                                                                                                    SMARTSECURITY(R)
                                                                                                                    Advantage

2.  Current Fee         0.45% of          0.65% (Single     0.75% of          Varies based on   0.50% of Income   0.50% added to
                        Guaranteed Amount Life) or 0.80%    Guaranteed Amount product and death Base              the i4LIFE(R)
                                          (Joint Life) of                     benefit option                      Advantage charge
                                          Guaranteed        (0.90% with
                                          Amount            LINCOLN LIFETIME  (assessed as a %                    (assessed as a %
                                                            INCOME(SM)        of account value,                   of account value,
                                                            Advantage Plus)   and only during                     and only during
                                                                              annuity payout                      annuity payout
                                                                              phase)                              phase)

3.  Guaranteed          0.95% of          1.50% of          1.50% of          Same as current   1.50% of Income   1.50% added to
    Maximum Fee         Guaranteed Amount Guaranteed Amount Guaranteed Amount fee               Base              the i4LIFE(R)
                                                                                                                  Advantage charge

                                                                                                                  (assessed as a %
                                                                                                                  of account value,
                                                                                                                  and only during
                                                                                                                  annuity payout
                                                                                                                  phase)

4.  Withdrawals         Yes-7% annually   Yes-5% annually   Yes-5% annually   Yes, during       Yes, only after   No
    Permitted                                                                 Access Period     you elect
                                                            Withdrawals                         i4LIFE(R)
                                                            negate LINCOLN                      Advantage
                                                            Lifetime
                                                            INCOME(SM)
                                                            Advantage Plus

5.  Payments for Life   No                Yes (if           Yes (if           Yes (if           If elect          Yes (if
                                          conditions are    conditions are    conditions are    i4LIFE(R)         conditions are
                                          met)              met)              met)              Advantage         met)

6.  Potential Increases Purchase Payments Purchase Payments Purchase Payments N/A               Purchase Payments Automatic 3-Year
    to Guaranteed                                                                                                 Step-Ups
    Amount, Income      Optional 5-Year   Automatic Annual  5% Enhancements                     15% Enhancements
    Base, or            Step-Ups          Step-Ups                                              (every 3 years)   (if conditions
    Guaranteed Income                                       Automatic Annual                                      are met)
    Benefit (as         (if conditions    (if conditions    Step-Ups                            Resets to
    applicable)         are met)          are met)                                              contract value
                                                            200% Step-Up
                                                                                                (if conditions
                                                            (if conditions                      are met)
                                                            are met)

7.  Investment          Option 1          Option 1          Option 2          None              Option 1          Option 1
    Requirements
                                                                                                                  Option 2 for
                                                                                                                  LINCOLN LIFETIME
                                                                                                                  INCOME(SM)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit

8.  Ability to Make     Yes               Yes, after the    Yes--may impact   No (non-qualified Yes               No
    Additional                            first rider       the charge        contracts)
    Purchase                              anniversary, if
    Payments if                           cumulative                          Yes, during
    Contract Value is                     payments are over                   Access Period,
    greater than zero                     $100,000 and                        unless 4LATER(R)
                                          prior Home Office                   Advantage
                                          approval is                         Guaranteed
                                          provided                            Income Benefit or
                                                                              i4LIFE(R)
                                                                              Advantage
                                                                              Guaranteed Income
                                                                              Benefit has been
                                                                              elected
                                                                              (qualified
                                                                              contracts)

9.  Spousal             Yes               Yes               No                No                Yes (prior to     No
    Continuation                                                                                Periodic Income
                                                                                                Commencement
                                                                                                Date)

10. Ability to Cancel   Yes, after 5      Yes, after 5      Yes, after 7      No (non-qualified Yes, after 3      Yes, after 3
    Rider               years following   years following   Years             contracts)        years following   years following
                        the later of      the later of                                          the later of      the later of
                        rider effective   rider effective                     Yes, at any time  rider effective   rider effective
                        date or           date or                             (qualified        date or most      date or most
                        contractowner-    contractowner-                      contracts)        recent Reset      recent Reset (if
                        elected step-up   elected step-up                                                         4LATER(R)
                                                                                                                  Advantage
                                                                                                                  Guaranteed
                                                                                                                  Income Benefit or
                                                                                                                  LINCOLN LIFETIME
                                                                                                                  INCOME(SM)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit is
                                                                                                                  elected)

                                                                                                                  Yes, at any time
                                                                                                                  (if i4LIFE(R)
                                                                                                                  Advantage
                                                                                                                  Guaranteed Income
                                                                                                                  Benefit is
                                                                                                                  elected)

11. Nursing Home        No                No                Yes               No                No                No
    Benefit

12. May Elect Other     No                No                No                Limited to        No (prior to the  Limited to
    Living Benefit                                                            Guaranteed Income Periodic Income   i4LIFE(R)
    Riders                                                                    Benefit           Commencement      Advantage
                                                                                                Date)

Lincoln ChoicePlusSM Design
Lincoln New York Account N for Variable Annuities    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the Lincoln ChoicePlusSM Design prospectus of Lincoln New York Account N for Variable Annuities dated April 30, 2008. You may obtain a copy of the Lincoln ChoicePlusSM Design prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.




Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Advertising                                     B-5
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.

The date of this SAI is April 30, 2008.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records


All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.




Principal Underwriter

Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $7,119,012, $8,920,347 and $11,095,671 to LFA and Selling Firms in 2005, 2006, and 2007, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered

The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium ...................    $50,000
         Premium taxes ....................    None
         Withdrawals ......................    None
         Guaranteed Period ................    5 years
         Guaranteed Interest Rate .........    3.50%
         Annuity Date .....................    Age 70
         Index Rate A .....................    3.50%
         Index Rate B .....................    4.00% End of contract year 1
                                               3.50% End of contract year 2
                                               3.00% End of contract year 3
                                               2.00% End of contract year 4
         Percentage adjustment to B .......    0.50%



  Formula                     (1 + Index A)n
                      ------------------------------
                                                     -1
                      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                       (3)
                (1)       (2)          Adjusted   (4)       (5)          (6)         (7)
                Annuity   Interest     Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment   Value      Value     (3) & (4)    Charge      Value
--------------- --------- ------------ ---------- --------- ------------ ----------- ----------
  1 ........... $51,710    0.962268    $49,759    $50,710   $50,710      $4,250      $46,460
  2 ........... $53,480    0.985646    $52,712    $51,431   $52,712      $4,250      $48,462
  3 ........... $55,312    1.000000    $55,312    $52,162   $55,312      $4,000      $51,312
  4 ........... $57,208    1.009756    $57,766    $52,905   $57,766      $3,500      $54,266
  5 ........... $59,170       N/A      $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                     BOY*                              Annual        EOY**
                     Annuity       Guaranteed          Account       Annuity
Contract Year        Value         Interest Rate       Fee           Value
-------------------- ---------     ---------------     ---------     ----------
  1 ................ $50,000   x       1.035       -   $40       =   $51,710
  2 ................ $51,710   x       1.035       -   $40       =   $53,480
  3 ................ $53,480   x       1.035       -   $40       =   $55,312
  4 ................ $55,312   x       1.035       -   $40       =   $57,208
  5 ................ $57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                     Surrender
                     Charge                       Surrender
Contract Year        Factor         Deposit       Charge
-------------------- ----------     ---------     ----------
  1 ................      8.5%  x   $50,000   =   $4,250
  2 ................      8.5%  x   $50,000   =   $4,250
  3 ................      8.0%  x   $50,000   =   $4,000
  4 ................      7.0%  x   $50,000   =   $3,500
  5 ................      6.0%  x   $50,000   =   $3,000

                           INTEREST ADJUSTMENT CALCULATION



Contract Year         Index A      Index B      Adj Index B      N        Result
------------------    ---------    ---------    -------------    -----    ---------
  1 ..............     3.50%        4.00%          4.50%          4       0.962268
  2 ..............     3.50%        3.50%          4.00%          3       0.985646
  3 ..............     3.50%        3.00%          3.50%          2       1.000000
  4 ..............     3.50%        2.00%          2.50%          1       1.009756
  5 ..............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                    Minimum             Annual
                                    Guaranteed          Account       Minimum
Contract Year                       Interest Rate       Fee           Value
--------------------                ---------------     ---------     ----------
  1 ................ $50,000    x       1.015       -   $40       =   $50,710
  2 ................ $50,710    x       1.015       -   $40       =   $51,431
  3 ................ $51,431    x       1.015       -   $40       =   $52,162
  4 ................ $52,162    x       1.015       -   $40       =   $52,905
  5 ................ $52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,795.64              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
Lincoln Life & Annuity Company of New York (Lincoln New York) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln New York. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.


The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program.

However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA and the financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                      For the Year Ended December 31, 2007,
             For the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006,
                    and for the Year Ended December 31, 2005

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                         AS OF DECEMBER 31,
                                                                       -----------------------
                                                                         2007           2006
                                                                       --------       --------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
    Fixed maturity (amortized cost: 2007 -- $5,767; 2006 -- $3,259)    $  5,759       $  3,294
    Equity (cost: 2007 -- $3; 2006 -- $5)                                     2              5
  Mortgage loans on real estate                                             260            251
  Policy loans                                                              387            184
  Other investments                                                           3              3
                                                                       --------       --------
  Total investments                                                       6,411          3,737
Cash and invested cash                                                      129             43
Deferred acquisition costs and value of business acquired                   799            366
Accrued investment income                                                    83             49
Reinsurance recoverables                                                    524            119
Goodwill                                                                    162            164
Other assets                                                                 84             45
Separate account assets                                                   2,284          1,752
                                                                       --------       --------
    Total assets                                                       $ 10,476       $  6,275
                                                                       ========       ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                               $  1,448       $    447
Other contract holder funds                                               4,865          3,113
Other liabilities                                                           222             91
Separate account liabilities                                              2,284          1,752
                                                                       --------       --------
    Total liabilities                                                     8,819          5,403
                                                                       --------       --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940            235
Retained earnings                                                           724            623
Accumulated other comprehensive income (loss)                                (7)            14
                                                                       --------       ---------
    Total stockholder's equity                                            1,657            872
                                                                       --------       ---------
      Total liabilities and stockholder's equity                       $ 10,476       $  6,275
                                                                       ========       ========

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                 PERIOD FROM       PERIOD FROM
                                                                 FOR THE           APRIL 3          JANUARY 1         FOR THE
                                                                YEAR ENDED         THROUGH           THROUGH         YEAR ENDED
                                                                DECEMBER 31,     DECEMBER 31,        APRIL 2,       DECEMBER 31,
                                                                   2007              2006              2006             2005
                                                                -----------      -----------       ------------     ------------
REVENUES
Insurance premiums                                                 $  85             $  27             $   5            $  10
Insurance fees                                                       237                89                 5               23
Net investment income                                                362               161                19               78
Realized loss                                                        (19)               (1)               --               (4)
                                                                   -----             -----             -----            -----
  Total revenues                                                     665               276                29              107
                                                                   -----             -----             -----            -----

BENEFITS AND EXPENSES
Interest credited                                                    193                95                11               48
Benefits                                                             194                43                 7               16
Underwriting, acquisition, insurance and other expenses              124                77                 6               22
                                                                   -----             -----             -----            -----
  Total benefits and expenses                                        511               215                24               86
                                                                   -----             -----             -----            -----
Income before federal income taxes                                   154                61                 5               21
Federal income taxes                                                  52                19                 2                8
                                                                   -----             -----             -----            -----
    Net income                                                     $ 102             $  42             $   3            $  13
                                                                   =====             =====             =====            =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                       PERIOD FROM    PERIOD FROM
                                                                         FOR THE         APRIL 3        JANUARY 1       FOR THE
                                                                        YEAR ENDED       THROUGH        THROUGH        YEAR ENDED
                                                                        DECEMBER 31,    DECEMBER 31,     APRIL 2,      DECEMBER 31,
                                                                           2007            2006           2006            2005
                                                                        -----------    ------------   ------------     -----------
COMMON STOCK
Balance at beginning-of-period                                            $   235         $   235        $   181         $   181
Stock compensation                                                             --              --              1              --
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --           (182)             --
  Lincoln National Corporation purchase price                                  (1)             --            233              --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              2              --
Capital contribution                                                          706              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  940             235            235             181
                                                                          -------         -------        -------         -------

RETAINED EARNINGS
Balance at beginning-of-period                                                623             581             26              18
Acquisition by Lincoln National Corporation:
  Sale of stockholder's equity                                                 --              --            (29)             --
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --            581              --
Cumulative effect of adoption of SOP 05-1                                      (1)             --             --              --
Comprehensive income (loss)                                                    81              53             (7)             (4)
Less other comprehensive income (loss), net of tax                            (21)             11            (10)            (17)
                                                                          -------         -------        -------         -------
  Net income                                                                  102              42              3              13
Dividends declared                                                             --              --             --              (5)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                  724             623            581              26
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                 14               3             10              27
Merger with Predecessor Lincoln Life & Annuity Company of New York             --              --              3              --
Change during the period                                                      (22)             11            (10)            (17)
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                   (8)             14              3              10
                                                                          -------         -------        -------         -------

NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                 --              --             --              --
Change during the period                                                        1              --             --              --
                                                                          -------         -------        -------         -------
    Balance at end-of-period                                                    1              --             --              --
                                                                          -------         -------        -------         -------
      Total stockholder's equity at end-of-period                         $ 1,657         $   872        $   819         $   217
                                                                          =======         =======        =======         =======

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                             YEAR ENDED     THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,   DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                            -----------   ------------  ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $ 102         $  42         $   3         $  13
Adjustments to reconcile net income to net cash provided by operating activities:
    Deferred acquisition costs and value of business acquired deferrals
      and interest, net of amortization                                          (46)          (34)           (4)           (9)
    Change in accrued investment income                                          (23)            1            (1)            1
    Change in contract accruals                                                   49            46             1            (5)
    Change in contract holder funds                                              (51)          (12)            5            25
    Change in amounts recoverable from reinsurers                                (35)          (12)           --             1
    Change in federal income tax accruals                                         59             8             5             3
    Stock-based compensation expense                                              --            --             1            --
    Depreciation, amortization and accretion, net                                  1            (1)            1             3
    Realized loss                                                                 19             1            --             4
    Other                                                                         --            (3)           (4)            4
                                                                               -----         -----         -----         -----
      Net adjustments                                                            (27)           (6)            4            27
                                                                               -----         -----         -----         -----
        Net cash provided by operating activities                                 75            36             7            40
                                                                               -----         -----         -----         -----

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (734)         (349)           (8)         (205)
Sales of available-for-sale securities                                           143            84            12           135
Maturities of available-for-sale securities                                      550           212            16           117
Purchases of other investments                                                   (82)          (11)           --          (114)
Sales or maturities of other investments                                          79            13             4           104
Cash acquired from merger                                                         --            12            --            --
Other                                                                             --            (6)           --            (1)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) investing activities                      (44)          (45)           24            36
                                                                               -----         -----         -----         -----

CASH FLOWS FROM FINANCING ACTIVITIES
Universal life and investment contract deposits                                  541           395            27           124
Universal life and investment contract withdrawals                              (412)         (296)          (65)         (197)
Investment contract transfers                                                    (74)          (45)           --            --
Dividends paid                                                                    --            --            --            (5)
                                                                               -----         -----         -----         -----
        Net cash provided by (used in) financing activities                       55            54           (38)          (78)
                                                                               -----         -----         -----         -----
         Net increase (decrease) in cash and invested cash                        86            45            (7)           (2)
                                                                               -----         -----         -----         -----
         Cash and invested cash at beginning-of-period                            43            (2)            5             7
                                                                               -----         -----         -----         -----
            Cash and invested cash at end-of-period                            $ 129         $  43         $  (2)        $   5
                                                                               =====         =====         =====         =====

                 See accompanying Notes to Financial Statements

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations", excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principle Board ("APB") Opinion No. 16, "Business Combinations"("APB Opinion No. 16"), provide a source of guidance for such transactions. In accordance with APB Opinion No. 16 the financial statements are presented as if LLANY completed the merger with predecessor LLANY on April 3, 2006 and we have included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006 and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of-interests. The financial statements for the period from January 1 through April 2, 2006 and for the year ended December 31, 2005 exclude the results of operations and financial condition of predecessor LLANY.

Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications have no effect on net income or stockholder's equity of the prior years.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 17 for additional discussion on SAP.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs ("DAC"), goodwill, value of business acquired ("VOBA"), future contract benefits and other contract holder funds, deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions, not involving entities under common control, initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The fair values are subject to adjustment of the initial allocation for a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, other contract holder funds and deferred income taxes. The fair value of actively traded securities is based on quoted market prices from observable market data or estimates from independent pricing services. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for impairments in value deemed to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized loss in net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, the write-down is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to:
1) the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; 2) our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; 3) the cause of the decline; and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; or 3) the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans are carried at unpaid principal balances.

REALIZED LOSS

Realized loss includes realized gains and losses from the sale of investments and net gains and losses on reinsurance embedded derivatives on Modco reinsurance arrangements. Realized loss is recognized in net income, net of associated amortization of DAC, VOBA, deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds. Realized loss is also net of allocations of investment gains and losses to certain contract holders and certain reinsurance arrangements for which we have a contractual obligation.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GMWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.

See Note 5 for discussion on Derivative Instruments.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. The methodology for determining the amortization of DAC varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life and variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC balance or related amortization under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract form adjusted for emerging experience and expected trends.

VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products, (i.e., variable deferred annuities) and over the premium paying period for insurance products, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Amortization expense of DAC and VOBA reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC and VOBA amortization within realized gains and losses reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility period to period in net realized gains and losses.

Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. DSI is amortized over the expected life of the contract as an expense in interest credited on our Statements of Income. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and are amortized into income over the life of the contract in a manner consistent with that used for DAC. The deferral and amortization of DFEL is reported within insurance fees on our Statements of Income.

See Note 2 for discussion of the adoption and impact of Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1").

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ended December 31, 2007.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. When an impairment occurs, the carrying amounts are written down and a charge is recorded against net income using a combination of fair value and discounted cash flows. No impairments occurred during the three years ended December 31, 2007.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: 1) the economic or competitive environments in which the company operates; 2) profitability analyses; 3) cash flow analyses; and 4) the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary.

PROPERTY AND EQUIPMENT

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until disposed of.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contract holders. Separate account assets are carried at fair value and the related liabilities are measured at an equivalent amount to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by us with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees. The revenues earned for administrative and contract holder maintenance services performed for these separate accounts are included in insurance fees on our Statements of Income.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for universal and variable universal life insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefit ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: 1) overall reserve position; 2) reserving techniques; and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2007 and 2006, participating policies comprised approximately 4% and 1% of the face amount of insurance in force, and dividend expenses were $25 million, $5 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Universal life and variable universal life products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2007 and approximately 85% of sales for these products in 2007. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS

Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that have been assessed and earned against contract account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the contract holder.

BENEFITS

Benefits for universal life and other interest-sensitive life insurance products includes benefit claims incurred during the period in excess of contract account balances. Benefits also includes the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with GMWB and GIB. For traditional life, group health and disability income products, benefits and expenses, other than DAC and VOBA, are recognized when incurred in a manner consistent with the related premium recognition policies.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in the general account during 2005 through 2007 ranged from 3.00% to 9.00%.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for obligations to employees under LNC's various pension and other postretirement benefit plans, LNC is required to make a number of assumptions to estimate related liabilities and expenses. LNC uses assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of LNC's accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 15 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION

We are included in LNC's consolidated incentive compensation plans. We expense our portion of the fair value of stock awards included in LNC's incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. For additional information on stock-based incentive compensation see Note 16.

INCOME TAXES

We have elected to file consolidated federal and state income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

We adopted the provisions SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

STAFF ACCOUNTING BULLETIN NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the U.S. Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006, with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our financial statements.

SFAS NO. 123(R) -- SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS No. 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R), the fair value of share-based payments is recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-based Compensation -- Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123 and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The adoption of SFAS 123(R) did not have a material effect on our income before federal income taxes or net income.

SFAS 123(R) eliminates the alternative under SFAS 123 permitting the recognition of forfeitures as they occur. Expected forfeitures, resulting from the failure to satisfy service or performance conditions, must be estimated at the grant date, thereby recognizing compensation expense only for those awards expected to vest. In accordance with SFAS 123(R), we have included estimated forfeitures in the determination of compensation costs for all share-based payments. Estimates of expected forfeitures must be reevaluated at each balance sheet date, and any change in the estimates will be recognized retrospectively in net income in the period of the revised estimates.

Prior to the adoption of SFAS 123(R), we presented all tax benefits of deductions resulting from the exercise of stock options as operating cash flows on our Statements of Cash Flows. SFAS 123(R) requires the cash flows from tax benefits resulting from tax deductions in excess of the compensation costs recognized to be classified as financing cash flows. Our excess tax benefits are classified as financing cash flows, prospectively, on our Statements of Cash Flows for the years ended December 31, 2007 and 2006.

Our employees are included in LNC's various incentive plans. LNC issues share-based compensation awards under authorized plans, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, we record compensation expense over the period from the grant date to the date of retirement eligibility. As a result of adopting SFAS 123(R), we have revised the prior method of recording unrecognized compensation expense upon retirement and use the non-substantive vesting period approach for all new share-based awards granted after January 1, 2006. Under the non-substantive vesting period approach, we recognize compensation cost immediately for awards granted to retirement-eligible employees, or ratably over a period from the grant date to the date retirement eligibility is achieved. If we would have applied the non-substantive vesting period approach to all share based compensation awards granted prior to January 1, 2006, it would not have a material effect on our results of operations or financial position.

See Note 16 for more information regarding our stock-based compensation plans.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 -- "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority, Level 1, is given to quoted prices in active markets for identical assets or liabilities. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs, the lowest priority, include unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk. We have certain guaranteed benefit features that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing a number for Level 3, with some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. We adopted SFAS 157 for all of our financial instruments effective January 1, 2008 and expect to record between a $1 million and $8 million increase to net income attributable to changes in the fair value of indexed annuities reported in our Individual Markets --Annuities segment.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any existing financial assets or liabilities that existed as of January 1, 2008.

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations" ("SFAS 141(R)") -- a revision to the FASB Statement SFAS No. 141 "Business Combinations" ("SFAS 141"), which aims to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. SFAS 141(R) retains the fundamental requirements of SFAS 141, broadens its scope by applying the acquisition method to all transactions and other events in which one entity obtains control over one or more other businesses, and requires, among other things, that assets acquired and liabilities assumed be measured at fair value as of the acquisition date, liabilities related to contingent consideration be recognized at the acquisition date and remeasured at fair value in each subsequent reporting period, acquisition-related costs be expensed as incurred and that income be recognized if the fair value of the net assets acquired exceeds the fair value of the consideration transferred. SFAS 141(R) applies to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

ACQUISITIONS

JEFFERSON-PILOT MERGER

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, LLANY and predecessor were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date.

The fair value of LLANY's (formerly JPLA) net assets acquired in the merger was $232 million. Goodwill of $52 million resulted from the excess of purchase price over the fair value of net assets acquired. LNC paid a premium over the fair value of net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

- Greater size and scale with improved earnings diversification and strong financial flexibility;

-    Broader, more balanced product portfolio;

-    Larger distribution organization; and

- Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the fair values of LLANY's (formerly JPLA) net assets acquired (in millions) as of the acquisition date:

                                                                     FAIR VALUE
                                                                     ----------
Investments                                                          $    1,307
Reinsurance recoverables                                                     10
Value of business acquired                                                   66
Goodwill                                                                     52
Other assets                                                                 24
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,221)
Income tax liabilities                                                       (3)
Accounts payable, accruals and other liabilities                             (3)
Separate account liabilities                                                (22)
                                                                     ----------
  Total purchase price                                               $      232
                                                                     ==========

The following table summarized the sale of LLANY's (formerly JPLA) stockholder's equity (in millions) as of the acquisition date:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    1,306
Reinsurance recoverables                                                     10
Deferred acquisition costs                                                   60
Value of business acquired                                                   11
Goodwill                                                                     20
Other assets                                                                 18
Separate account assets                                                      22
Future contract benefits and other contract holder funds                 (1,201)
Income tax liabilities                                                       (9)
Accounts payable, accruals and other liabilities                             (4)
Separate account liabilities                                                (22)
                                                                     ----------
Total sale of stockholder's equity                                   $      211
                                                                     ==========
Composition of stockholder's equity sold
Common stock                                                         $      182
Retained earnings                                                            29
                                                                     ----------
                                                                     $      211
                                                                     ==========

The goodwill (in millions) resulting from the merger was allocated to the following segments:

                                                                     FAIR VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       43
Annuities                                                                     9
                                                                     ----------
  Total goodwill                                                     $       52
                                                                     ==========

PREDECESSOR LLANY MERGER

The carrying value of predecessor LLANY's net assets that were merged into LLANY (formerly JPLA) was $586 million. The following table summarizes the acquired values of predecessor LLANY's net assets (in millions) as of April 3, 2006:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,356
Reinsurance recoverables                                                     98
Value of business acquired                                                  277
Goodwill                                                                    110
Other assets                                                                 75
Separate account assets                                                   1,348
Future contract benefits and other contract holder funds                 (2,271)
Income tax liabilities                                                      (34)
Accounts payable, accruals and other liabilities                            (25)
Separate account liabilities                                             (1,348)
                                                                     ----------
  Total net assets acquired                                          $      586
                                                                     ==========

The goodwill (in millions) that was merged into LLANY was allocated to the following segments:

                                                                      CARRYING
                                                                        VALUE
                                                                     ----------
Individual Markets:
Life Insurance                                                       $       93
Annuities                                                                    17
                                                                     ----------
  Total goodwill                                                     $      110
                                                                     ==========

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                                                      ACQUIRED
                                                                        VALUE
                                                                     ----------
Investments                                                          $    2,510
Policy loans                                                                209
Deferred acquisition costs and value of business acquired                   366
Accrued investment income                                                    11
Reinsurance recoverables                                                    370
Other assets                                                                 22
Future contract benefits and other contract holder funds                 (2,701)
Other liabilities                                                           (83)
                                                                     ----------
  Total capital contribution                                         $      704
                                                                     ==========

The caption capital contribution, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                    AS OF DECEMBER 31, 2007
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $4,481     $   94     $   94     $4,481
  U.S. Government bonds                         31          2         --         33
  Foreign government bonds                      46          6         --         52
  Asset and mortgage-backed securities       1,169         15         32      1,152
  State and municipal bonds                     37          1         --         38
  Redeemable preferred stocks                    3         --         --          3
                                            ------     ------     ------     ------
    Total fixed maturity securities          5,767        118        126      5,759
Equity securities                                3         --          1          2
                                            ------     ------     ------     ------
    Total available-for-sale securities     $5,770     $  118     $  127     $5,761
                                            ======     ======     ======     ======

                                                   AS OF DECEMBER 31, 2006
                                          -----------------------------------------
                                                       GROSS UNREALIZED
                                          AMORTIZED    -----------------     FAIR
                                             COST      GAINS      LOSSES     VALUE
                                          ---------    ------     ------     ------
  Corporate bonds                           $2,610     $   48     $   18     $2,640
  U.S. Government bonds                         20         --         --         20
  Foreign government bonds                      15          3         --         18
  Asset and mortgage-backed securities         578          7          5        580
  State and municipal bonds                     27         --         --         27
  Redeemable preferred stocks                    3         --         --          3
  Affiliate bonds                                6         --         --          6
                                            ------     ------     ------     ------
    Total fixed maturity securities          3,259         58         23      3,294
Equity securities                                5         --         --          5
                                            ------     ------     ------     ------
    Total available-for-sale securities     $3,264     $   58     $   23     $3,299
                                            ======     ======     ======     ======

The amortized cost and fair value of available-for-sale fixed maturity securities by contractual maturities (in millions) were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                            ----------------------------
                                                            AMORTIZED COST    FAIR VALUE
                                                            --------------    ----------
Due in one year or less                                         $  352          $  353
Due after one year through five years                            1,215           1,242
Due after five years through ten years                           1,239           1,241
Due after ten years                                              1,792           1,771
                                                                ------          ------
  Subtotal                                                       4,598           4,607
Asset and mortgage-backed securities                             1,169           1,152
                                                                ------          ------
    Total available-for-sale fixed maturity securities          $5,767          $5,759
                                                                ======          ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2007
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $1,109     $   51     $  698     $   43     $1,807     $   94
  Foreign government bonds                                         2         --         --         --          2         --
  Asset and mortgage-backed securities                           333         24        178          8        511         32
  State and municipal bonds                                        2         --          5         --          7         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                            1,446         75        881         51      2,327        126
Equity securities                                                  2          1         --         --          2          1
      Total available-for-sale securities                     $1,448     $   76     $  881     $   51     $2,329     $  127
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               738
                                                                                                                     ======

                                                                                   AS OF DECEMBER 31, 2006
                                                              ---------------------------------------------------------------
                                                              LESS THAN OR EQUAL       GREATER THAN
                                                               TO TWELVE MONTHS        TWELVE MONTHS            TOTAL
                                                              -------------------   -------------------   -------------------
                                                                         GROSS                 GROSS                 GROSS
                                                              FAIR     UNREALIZED   FAIR     UNREALIZED   FAIR     UNREALIZED
                                                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                                              ------   ----------   ------   ----------   ------   ----------
  Corporate bonds                                             $  523     $    5     $  438     $   13     $  961     $   18
  U.S. Government bonds                                            9         --         --         --          9         --
  Foreign government bonds                                         1         --         --         --          1         --
  Asset and mortgage-backed securities                            93         --        171          5        264          5
  State and municipal bonds                                       --         --          8         --          8         --
  Affiliate bonds                                                  6         --         --         --          6         --
                                                              ------     ------     ------     ------     ------     ------
    Total fixed maturity securities                              632          5        617         18      1,249         23
Equity securities                                                 --         --         --         --         --         --
    Total available-for-sale securities                       $  632     $    5     $  617     $   18     $1,249     $   23
                                                              ======     ======     ======     ======     ======     ======
Total number of securities in an unrealized loss position                                                               581
                                                                                                                     ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities, where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                                               AS OF DECEMBER 31, 2007
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $18          $ 6            8
Six months or greater, but less than nine months            11            5           12
Nine months or greater, but less than twelve months          4            2            5
Twelve months or greater                                    23           11           16
                                                           ---          ---          ---
  Total available-for-sale securities                      $56          $24           41
                                                           ===          ===          ===

                                                                 AS OF DECEMBER 31, 2006
                                                          ----------------------------------
                                                                      GROSS         NUMBER
                                                          FAIR      UNREALIZED        OF
                                                          VALUE       LOSSES      SECURITIES
                                                          -----     ----------    ----------
Less than six months                                       $--          $--            2
Six months or greater, but less than nine months            --           --           --
Nine months or greater, but less than twelve months         --           --            1
Twelve months or greater                                    --           --            1
                                                           ---          ---           --
  Total available-for-sale securities                      $--          $--            4
                                                           ===          ===          ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the decline being principally attributable to changes in interest rates and credit spreads during the holding period and our current ability and intent to hold securities in an unrealized loss position for a period of timesufficient for recovery, we believe that these securities were not other-than-temporarily impaired as of December 31, 2007 and 2006.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the United States with the largest concentrations in Illinois, Texas and New York accounting for approximately 28% of mortgage loans as of December 31, 2007.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) were as follows:

                                                                 PERIOD FROM    PERIOD FROM
                                                    FOR THE        APRIL 3        JANUARY 1      FOR THE
                                                   YEAR ENDED      THROUGH         THROUGH     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                      2007           2006            2006         2005
                                                   -----------   ------------   -----------    -----------
Available-for-sale fixed maturity securities          $ 319          $ 140           $  17        $  73
Mortgage loans on real estate                            16             13               1            4
Policy loans                                             21              8               1            2
Invested cash                                             4              2              --           --
Other investments                                         2              1              --           --
                                                      -----          -----           -----        -----
  Total investment income                               362            164              19           79
Investment expense                                       --             (3)             --           (1)
                                                      -----          -----           -----        -----
    Net investment income                             $ 362          $ 161           $  19        $  78
                                                      =====          =====           =====        =====

REALIZED LOSS

The detail of the realized loss (in millions) was as follows:

                                                                         PERIOD FROM   PERIOD FROM
                                                            FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                           YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                          DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                              2007           2006          2006          2005
                                                          -----------    -----------   -----------    -----------
Available-for-sale fixed maturity securities:
  Gross gains                                                $   6          $   2         $  --         $  --
  Gross losses                                                 (29)            (2)           --            (4)
Gain on other investments                                       --              1            --            --
Associated amortization of DAC, VOBA, DSI, DFEL and
  changes in other contract holder funds                         4             (2)           --            --
                                                             -----          -----         ---           ---
    Total realized loss                                      $ (19)         $  (1)        $  --         $  (4)
                                                             =====          =====         ===           =====
Write-downs for other-than-temporary impairments
  included in realized loss on investments above             $ (27)         $  (2)        $  --         $  --
                                                             =====          =====         ===           ===

INVESTMENT COMMITMENTS

As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2007 and 2006, we did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the United States.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $1 million as of December 31, 2007 and 2006, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. As of December 31, 2007 and 2006, we have embedded derivative instruments of $12 million and $2 million, respectively. The change in fair value of the embedded derivatives flows through net income as benefits on our Statements of Income. As of December 31, 2007 and 2006, we had approximately $1.1 billion and $737 million, respectively, of separate account values that were attributable to variable annuities with a GMWB feature. As of December 31, 2007 and 2006, we had approximately $43 million and $20 million, respectively, of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

Federal income tax expense (in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3      JANUARY 1        FOR THE
                                                YEAR ENDED      THROUGH       THROUGH        YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Current                                            $27           $(8)           $--            $ 5
Deferred                                            25            27              2              3
                                                   ---           ---            ---            ---
    Total federal income tax expense               $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===

The effective tax rate on pre-tax income was different than the prevailing corporate federal income tax rate. A reconciliation of this difference (dollars in millions) was as follows:

                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        APRIL 3       JANUARY 1      FOR THE
                                               YEAR ENDED      THROUGH        THROUGH       YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    APRIL 2,      DECEMBER 31,
                                                   2007          2006           2006           2005
                                               -----------    -----------   ------------    -----------
Tax rate of 35% times pre-tax income               $54           $21            $ 2            $ 7
Effect of:
  Tax-preferred investment income                   (2)           (1)            --             --
  Other items                                       --            (1)            --              1
                                                   ---           ---            ---            ---
    Provision for income taxes                     $52           $19            $ 2            $ 8
                                                   ===           ===            ===            ===
Effective tax rate                                  34%           31%            35%            36%

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2007        2006
                                                  ------      ------
Current                                           $  (32)     $   11
Deferred                                            (141)        (62)
                                                  ------      ------
    Total federal income tax liability            $ (173)     $  (51)
                                                  ======      ======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                                   AS OF DECEMBER 31,
                                                                   ------------------
                                                                    2007        2006
                                                                   ------      ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds           $  140      $   62
Investments                                                            12           1
Capital loss carryforwards                                             --           1
Compensation and benefit plans                                          1           1
Ceding commission asset                                                 2           2
Net unrealized loss on available-for-sale securities                    1          --
Other                                                                   1           2
                                                                   ------      ------
    Total deferred tax assets                                         157          69
                                                                   ------      ------
DEFERRED TAX LIABILITIES
DAC                                                                   104          53
VOBA                                                                  176          62
Net unrealized gain on available-for-sale securities                   --          12
Other                                                                  18           4
                                                                   ------      ------
    Total deferred tax liabilities                                    298         131
                                                                   ------      ------
      Net deferred tax liability                                   $  141      $   62
                                                                   ======      ======

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of the merger date, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2007 and 2006, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2007 and 2006.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007 and had unrecognized tax benefits of $10 million, of which $3 million, if recognized, would impact our income tax expense and our effective tax rate. We anticipate no change to our unrecognized tax benefits within the next 12 months.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE YEAR
                                                             ENDED
                                                          DECEMBER 31,
                                                              2007
                                                         -------------
Balance at beginning-of-year                                 $  10
   Increase for prior year tax positions                         1
   Increase for current year tax positions                      11
                                                             -----
Balance at end-of-year                                       $  22
                                                             =====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the year ended December 31, 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million. We recognized no interest and penalty expense related to uncertain tax positions during the years ended December 31, 2006 and 2005. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million and $1 million as of December 31, 2007 and 2006, respectively.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to the results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which LNC continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004. The former Jefferson-Pilot and its subsidiaries are currently under examination by the IRS for the years 2004 and 2005.

7. DAC, VOBA AND DSI

Changes in DAC (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                             FOR THE        APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH       YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006           2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 197          $  60          $  53          $  37
  Cumulative effect of adoption of SOP 05-1                                     (1)            --             --             --
  Purchase accounting adjustments                                               --            (60)            --             --
  Merger acquired value                                                         --            164             --             --
  Reinsurance assumption from LNL                                               14             --             --             --
  Deferrals                                                                    109             66              6             19
  Amortization, net of interest:
    Unlocking                                                                    1             (1)            --             (2)
    Other amortization                                                         (35)           (22)            (2)            (6)
  Adjustment related to realized (gains) losses on available-for-sale
    securities                                                                   3             (2)            --             --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  18             (8)             3              5
                                                                             -----          -----          -----          -----
      Balance at end-of-period                                               $ 306          $ 197          $  60          $  53
                                                                             =====          =====          =====          =====

Changes in VOBA (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                            FOR THE        APRIL 3       JANUARY 1       FOR THE
                                                                           YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                                                           DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                              2007           2006           2006          2005
                                                                           -----------    -----------   ------------   -----------
Balance at beginning-of-period                                               $ 169          $  12          $  11         $  12
  Purchase accounting adjustments                                               --             54             --            --
  Merger acquired value                                                         --            114             --
  Reinsurance assumption from LNL                                              352
  Deferrals                                                                      4              5             --            --
  Amortization:
    Unlocking                                                                   13              1             --            --
    Other amortization                                                         (70)           (22)            --            (2)
  Accretion of interest                                                         24              7             --            --
  Adjustment related to realized gains on available-for-sale securities          1             --             --            --
  Adjustment related to unrealized (gains) losses on available-for-sale
    securities                                                                  --             (2)             1             1
                                                                             -----          -----          -----         -----
      Balance at end-of-period                                               $ 493          $ 169          $  12         $  11
                                                                             =====          =====          =====         =====

Estimated future amortization of VOBA, net of interest, (in millions) as of December 31, 2007 was as follows:

2008                                                      $48
2009                                                       44
2010                                                       42
2011                                                       34
2012                                                       32
Thereafter                                                293
                                                         ----
    Total                                                $493
                                                         ====

Changes in DSI (in millions) were as follows:

                                                       PERIOD FROM   PERIOD FROM
                                         FOR THE        APRIL 3       JANUARY 1       FOR THE
                                        YEAR ENDED      THROUGH        THROUGH      YEAR ENDED
                                        DECEMBER 31,   DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                           2007           2006           2006          2005
                                        -----------    -----------   -----------    -----------
Balance at beginning-of-period             $ 11           $  2           $  2          $  1
  Purchase accounting adjustments            --              6             --            --
  Deferrals                                   4              4             --             1
  Amortization, net of interest              (1)            (1)            --            --
                                           ----           ----           ----          ----
    Balance at end-of-period               $ 14           $ 11           $  2          $  2
                                           ====           ====           ====          ====

8. REINSURANCE

Reinsurance transactions included in insurance premiums (in millions), were as follows:

                                                                     PERIOD FROM     PERIOD FROM
                                                      FOR THE          APRIL 3        JANUARY 1       FOR THE
                                                     YEAR ENDED        THROUGH         THROUGH       YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,      APRIL 2,      DECEMBER 31,
                                                         2007            2006            2006           2005
                                                     -----------     -----------     -----------     -----------
Reinsurance assumed                                     $  --           $  --           $  --          $  --
Reinsurance ceded                                        (113)            (39)             (1)            (4)
                                                        -----           -----           -----          -----
  Net reinsurance premiums and fees                     $(113)          $ (39)          $  (1)         $  (4)
                                                        =====           =====           =====          =====
Reinsurance recoveries netted against benefits          $ 162           $  82           $  18          $  64
                                                        =====           =====           =====          =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2007, the reserves associated with these reinsurance arrangements totaled $12 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, See Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                        FOR THE YEAR ENDED DECEMBER 31, 2007
                                       ---------------------------------------
                                        BALANCE
                                           AT         PURCHASE
                                       BEGINNING-    ACCOUNTING     BALANCE AT
                                        OF-YEAR     ADJUSTMENTS    END-OF-YEAR
                                       ----------   -----------    -----------
Individual Markets:
  Life Insurance                         $ 137         $ (1)          $ 136
  Annuities                                 27           (1)             26
                                         -----         ----           -----
    Total goodwill                       $ 164         $ (2)          $ 162
                                         =====         ====           =====

                                                FOR THE YEAR ENDED DECEMBER 31, 2006
                                       ------------------------------------------------------
                                        BALANCE                     ACQUIRED
                                           AT        PURCHASE       VALUE OF
                                       BEGINNING-   ACCOUNTING     PREDECESSOR    BALANCE AT
                                        OF-YEAR     ADJUSTMENTS       LLANY       END-OF-YEAR
                                       ----------   -----------    -----------    -----------
Individual Markets:
  Life Insurance                         $  19         $  25          $  93          $ 137
  Annuities                                 --            10             17             27
                                         -----         -----          -----          -----
    Total goodwill                       $  19         $  35          $ 110          $ 164
                                         =====         =====          =====          =====

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by segment was as follows:

                                                           AS OF DECEMBER 31,
                                           ---------------------------------------------------
                                                     2007                       2006
                                           -----------------------    ------------------------
                                            GROSS                      GROSS
                                           CARRYING    ACCUMULATED    CARRYING     ACCUMULATED
                                            AMOUNT    AMORTIZATION     AMOUNT     AMORTIZATION
                                           --------   ------------    --------    ------------
Individual Markets-- Life Insurance:
  Sales force                                $7           $--            $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2007.

10. SEPARATE ACCOUNTS AND GUARANTEED BENEFIT FEATURES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB features. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"), (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Information in the event of death on the GMDB features outstanding (dollars in millions) was as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
RETURN OF NET DEPOSITS
Separate account value                                      $1,499        $1,217
Net amount at risk(1)                                            3             1
Average attained age of contract holders                  51 YEARS      49 years
MINIMUM RETURN
Average attained age of contract holders                  76 YEARS      76 years
Guaranteed minimum return                                       5%            5%
ANNIVERSARY CONTRACT VALUE
Separate account value                                      $1,050          $864
Net amount at risk(1)                                           11             2
Average attained age of contract holders                  64 YEARS      64 years

---------------
(1) Represents the amount of death benefit in excess of the current account balance at the balance sheet date.

The determination of GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GMDB (in millions) which were recorded in future contract benefits on our Balance Sheets:

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Balance at beginning-of-year                                $  1          $ --
  Changes in reserves                                         --             1
                                                            ----          ----
Balance at end-of-year                                      $  1          $  1
                                                            ====          ====

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Asset Type
Domestic equity                                            $1,118        $  839
International equity                                          232           148
Bonds                                                         253           190
Money market                                                  206           148
                                                           ------        ------
  Total                                                    $1,809        $1,325
                                                           ======        ======

Percent of total variable annuity separate account values      85%           81%

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                                             AS OF DECEMBER 31,
                                                          ----------------------
                                                            2007          2006
                                                          --------      --------
Account values and other contract holder funds             $4,613        $3,041
Deferred front-end loads                                       48            32
Contract holder dividends payable                             165            32
Premium deposit funds                                          13             1
Undistributed earnings on participating business               26             7
                                                           ------        ------
Total other contract holder funds                          $4,865        $3,113
                                                           ======        ======

12. CONTINGENCIES AND COMMITMENTS

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulation Authority. We are in the process of responding to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of business, we are involved in various pending or threatened legal proceedings, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2007, we did not have a concentration of: 1) business transactions with a particular customer or lender or 2) sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2007, approximately 68% of the premiums, on the basis of SAP, were generated in New York and New Jersey.

13. STOCKHOLDER'S EQUITY

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                           PERIOD FROM   PERIOD FROM
                                                                              FOR THE        APRIL 3      JANUARY 1     FOR THE
                                                                             YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                             DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                                2007          2006          2006          2005
                                                                             -----------   -----------   -----------   -----------
UNREALIZED GAINS (LOSSES) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                                  $ 14          $  3          $ 10          $ 27
Other comprehensive income (loss):
  Unrealized holding gains (losses) arising during the year                      (67)           33           (16)          (37)
  Change in DAC, VOBA and other contract holder funds                             18           (15)            3             7
  Income tax (expense) benefit                                                    15            (8)            6            10
  Less:
    Reclassification adjustment for losses included in net income                (23)           --            --            (4)
    Associated amortization of DAC, VOBA, DSI, DFEL
      and changes in other contract holder funds                                   4            (2)           --            --
    Income tax benefit                                                             7             1            --             1
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $ (8)         $ 14          $  3          $ 10
                                                                                ====          ====          ====          ====

UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                                   $--           $--           $--           $--
Other comprehensive income (loss):
  Unrealized holding gains arising during the year                                 5            --            --            --
  Change in DAC, VOBA and other contract holder funds                             (3)           --            --            --
  Income tax expense                                                              (1)           --            --            --
                                                                                ----          ----          ----          ----
      Balance at end-of-period                                                  $  1           $--           $--           $--
                                                                                ====           =             =             =

14. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                                              FOR THE       APRIL 3      JANUARY 1       FOR THE
                                                                            YEAR ENDED      THROUGH       THROUGH      YEAR ENDED
                                                                            DECEMBER 31,  DECEMBER 31,    APRIL 2,     DECEMBER 31,
                                                                                2007          2006          2006           2005
                                                                            -----------   -----------   ------------   -----------
Commissions                                                                    $ 100         $  67         $   4         $  16
General and administrative expenses                                               60            38             4            13
DAC and VOBA deferrals and interest, net of amortization                         (46)          (34)           (4)           (9)
Taxes, licenses and fees                                                          10             6             2             2
                                                                               -----         -----         -----         -----
    Total underwriting, acquisition, insurance and other expenses              $ 124         $  77         $   6         $  22
                                                                               =====         =====         =====         =====

15. EMPLOYEE BENEFIT PLANS

Our employees are included in LNC's various benefit plans that provide for pension and other post-retirement benefit plans, 401(k) and profit sharing plans and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees, including LLANY employees. Effective January 1, 2002, the employees' pension plan was converted to a cash balance formula. Eligible employees retiring before 2012 will have their benefits, which were frozen effective December 31, 2007, calculated under both the old final average pay formula and the cash balance formula and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive their frozen benefit under the cash balance formula. Benefits under the cash balance formula will continue to accrue interest credits. Benefits under the final average pay formula are based on total years of service and the highest 60 months of compensation during the last 10 years of employment. Under the cash balance formula, employees have guaranteed account balances that earn annual benefit credits and interest credits each year. Annual benefit credits are based on years of service and base salary plus bonus.

The plans are funded by contributions to tax-exempt trusts. LNC's funding policy is consistent with the funding requirements of Federal law and regulations. Contributions were intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future. Effective January 1, 2005, LNC amended the employees' pension plan to include 100% of eligible bonus amounts as compensation under the cash balance formula only.

During 2007 and 2006, LNC sponsored three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees, including LLANY employees: supplemental retirement plans, a salary continuation plan and supplemental executive retirement plans. As a result of LNC's merger with Jefferson-Pilot, LNC also sponsored an unfunded, nonqualified, supplemental retirement plan for certain former employees of Jefferson-Pilot.

The supplemental retirement plans provided defined benefit pension benefits in excess of limits imposed by Federal tax law.

LNC also sponsors unfunded plans that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who, depending on the plan, have worked for us for 10 years and attained age 55. Medical and dental benefits are also available to spouses and other dependents of employees. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was amended to provide that employees not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees that attained the age of 50 by April 1, 2004, and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age 70. Beginning January 1, 2002, the employees' postretirement plan was amended to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees attaining age 55 and having 10 years of service by December 31, 2007 who retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

401(k) AND PROFIT SHARING PLANS

LNC sponsors contributory defined contribution plans for eligible U.S. employees, including employees of LLANY. Our contributions to the employees' 401(k) plan is equal to 50% of each participant's pre-tax contribution, not to exceed 6% of eligible compensation, and is invested as directed by the participant. As of April 3, 2006, our contributions to the employees' 401(k) plan on behalf of the former JPLA employees were the same as the contribution provided to eligible predecessor

LLANY participants. An additional discretionary contribution of up to 100% may be made with respect to a participant's pre-tax contribution (up to 6% of base pay plus cash bonus). The amount of discretionary contribution varies according to whether LNC has met certain performance-based criteria as determined by the Compensation Committee of LNC's Board of Directors.

On May 1, 2007, simultaneous with the announcement of the freeze of the primary defined benefit pension plans, LNC announced a number of enhancements to the employees' 401(k) plan effective January 1, 2008. A number of new features will apply: 1) an increase in the basic employer match from $0.50 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation, to $1.00 per each $1.00 that a participant contributes each pay period, up to 6% of eligible compensation (the 50% match will become a 100% match); 2) a guaranteed "core" employer contribution of 4% of eligible compensation per pay period which will be made regardless of whether the eligible employee elects to defer salary into the Plan; and 3) certain eligible employees will also qualify for a "transition" employer contribution between 0.2% and 8.0% of eligible compensation per pay. Eligibility to receive the additional transition employer contributions will be based on a combination of age and years of service, with a minimum 10-year service requirement for predecessor LLANY employees and a minimum 5-year service requirement for former JPLA employees. Eligibility for transition employer contributions will be determined based on age and service on December 31, 2007 (i.e., participants will not "grow" into transition credits thereafter). Transition employer contributions will cease on December 31, 2017. The discretionary employer match feature will be eliminated effective January 1, 2008.

Our expense for the 401(k) plan was not significant for the years ended December 31, 2007, 2006 and 2005.

DEFERRED COMPENSATION PLANS

LNC sponsors deferred compensation plans for certain U.S. employees, including employees of LLANY. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. Plan participants may select from a menu of "phantom" investment options (identical to those offered under LNC's qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals when participants exceed applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Our expense for these plans was not significant for the years ended December 31, 2007, 2006 and 2005.

The terms of the deferred compensation plans provide that plan participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plans.

16. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units -- also referred to as "restricted stock units". LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2007, 2006 and 2005.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to their original terms and conditions, except that each of these stock options is now or will be exercisable for LNC common stock equal to the number of shares of Jefferson-Pilot common stock originally subject to such option multiplied by
1.0906 (rounded down to the nearest whole share), with the exercise price determined by dividing the exercise price of the Jefferson-Pilot options by
1.0906 (rounded up to the sixth decimal place). All Jefferson-Pilot employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon the closing of the merger. Grants of Jefferson-Pilot stock options in February 2006 did not vest upon closing and will generally continue to vest in one-third annual increments.

17. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. The New York Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of New York. The state has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. SAP differs from GAAP primarily due to charging policy acquisition costs to expense as incurred instead of deferring them to the extent recoverable and amortizing them as described in Note 1 above, establishing future contract benefit liabilities using different actuarial assumptions and valuing investments on a different basis.

Our net loss as determined in accordance with SAP was $188 million for the year ended December 31, 2007. Our statutory capital and surplus was $833 million as of December 31, 2007. We utilize New York State's prescribed method for calculating annuity reserves, which caused statutory surplus to be lower than NAIC statutory surplus by $10 million as of December 31, 2007. We also use a practice permitted by the state of New York related to a more conservative valuation interest rate on certain annuities, which decreased statutory surplus by less than $1 million as of December 31, 2007. A new statutory reserving standard Actuarial Guideline VACARVM ("VACARVM") is being developed by the NAIC with an expected effective date of December 31, 2008. This standard could lead to lower risk-based capital ratios.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

Prior to 2007, JPLA prepared financial statements on the basis of SAP prescribed or permitted by the New Jersey Department of Insurance. JPLA's net loss as determined in accordance with SAP was $1 million for the period from January 1 through April 2, 2006, $26 million for the period from April 3, 2006 through December 31, 2006 and $1 million for the year ended December 31, 2005. As of December 31, 2006, JPLA's statutory capital and surplus was $69 million.

Prior to 2007, predecessor LLANY prepared financial statements on the basis of SAP prescribed or permitted by the New York Department of Insurance. Predecessor LLANY's net loss as determined in accordance with SAP for the nine months ended December 31, 2006 was $18 million. As of December 31, 2006, predecessor LLANY's statutory capital and surplus was $230 million. Predecessor LLANY utilized New York state's prescribed method for calculating annuity reserves and a permitted valuation interest rate on certain annuities, which caused statutory surplus to be lower than NAIC statutory surplus by $3 million and less than $1 million as of December 31, 2006, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. No dividends were declared in 2007 or 2006.

18. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES

Fair values for fixed maturity securities are based upon quoted market prices, where available. The fair value of private placements are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. For securities that are not actively traded and are not private placements, fair values are estimated using values obtained from independent pricing services.

The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for derivative contracts are based on current settlement values. These values are based on: 1) quoted market prices;
2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair values for the investment contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of other contract holder funds that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts.

SEPARATE ACCOUNTS

We report assets held in separate accounts at fair value. The related liabilities are reported at an amount equivalent to the separate account assets.

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                AS OF DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                                        2007                                2006
                                                         ------------------------------      ------------------------------
                                                         CARRYING VALUE      FAIR VALUE      CARRYING VALUE      FAIR VALUE
                                                         --------------      ----------      --------------      ----------
ASSETS
Available-for-sale securities:
  Fixed maturities                                           $ 5,759           $ 5,759           $ 3,294           $ 3,294
  Equity                                                           2                 2                 5                 5
Mortgage loans on real estate                                    260               266               251               256
Other investments                                                  3                 3                 3                 3
Cash and invested cash                                           129               129                43                43
LIABILITIES
Other contract holder funds:
  Account value of certain investment contracts               (1,240)           (1,213)           (1,279)           (1,249)
  Remaining guaranteed interest and similar contracts            (46)              (46)              (24)              (24)
  Embedded derivative instruments - living benefits              (12)              (12)               (2)               (2)

19. SEGMENT INFORMATION

We provide products and services in two operating businesses, Individual Markets and Employer Markets, and report results through four business segments. We also have Other Operations which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

INDIVIDUAL MARKETS

The Individual Markets business provides its products through two segments:
Annuities and Life Insurance. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a universal life insurance policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of universal life and variable universal life.

EMPLOYER MARKETS

The Employer Markets business provides its products through two segments:
Retirement Products and Group Protection. The Retirement Products segment includes two major lines of business: Defined Contribution and Executive Benefits. The Defined Contribution business provides employer-sponsored fixed and variable annuities and mutual fund-based programs in the 401(k), 403(b) and 457 plan marketplaces through a wide range of intermediaries including advisors, consultants, brokers, banks, wirehouses, third-party administrators and individual planners. The Executive Benefits business offers corporate-owned universal and variable universal life insurance and bank-owned universal and variable universal life insurance to small to mid-sized banks and mid to large-sized corporations, mostly through executive benefit brokers. The Group Protection segment offers group term life, disability and dental insurance to employers.

OTHER OPERATIONS

Other Operations includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus that is not allocated to our business units and other corporate investments).

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Operating revenues are GAAP revenues excluding net realized gains and losses. Income from operations is GAAP net income excluding net realized investment gains and losses and the initial impact of the adoption of changes in accounting principles. Our management believes that operating revenues and income from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                 PERIOD FROM   PERIOD FROM
                                     FOR THE       APRIL 3      JANUARY 1     FOR THE
                                   YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                       2007          2006          2006         2005
                                   -----------   -----------   -----------   -----------
REVENUES
Operating revenues:
  Individual Markets:
    Annuities                         $ 100         $  65         $  12        $  53
    Life Insurance                      476           152            12           48
                                      -----         -----         -----        -----
      Total Individual Markets          576           217            24          101
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                  58            41            --           --
    Group Protection                     29            15             4            6
                                      -----         -----         -----        -----
      Total Employer Markets             87            56             4            6
                                      -----         -----         -----        -----
    Other Operations                     21             4             1            4
Realized loss(1)                        (19)           (1)           --           (4)
                                      -----         -----         -----        -----
        Total revenues                $ 665         $ 276         $  29        $ 107
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                 PERIOD FROM  PERIOD FROM
                                     FOR THE       APRIL 3     JANUARY 1       FOR THE
                                   YEAR ENDED      THROUGH      THROUGH      YEAR ENDED
                                   DECEMBER 31,  DECEMBER 31,   APRIL 2,     DECEMBER 31,
                                      2007          2006          2006          2005
                                   -----------   -----------   -----------   -----------
NET INCOME
Operating income:
  Individual Markets:
    Annuities                         $  15         $  14         $   1        $   4
    Life Insurance                       80            21             2           10
                                      -----         -----         -----        -----
      Total Individual Markets           95            35             3           14
                                      -----         -----         -----        -----
  Employer Markets:
    Retirement Products                   4             2            --           --
    Group Protection                      2             2            --           --
                                      -----         -----         -----        -----
      Total Employer Markets              6             4            --           --
                                      -----         -----         -----        -----
  Other Operations                       13             4            --            2
Realized loss(1)                        (12)           (1)           --           (3)
                                      -----         -----         -----        -----
        Net income                    $ 102         $  42         $   3        $  13
                                      =====         =====         =====        =====

---------------
(1)  See Note 4 for the pre-tax detail of the realized loss.

                                                                              PERIOD FROM   PERIOD FROM
                                                                   FOR THE      APRIL 3      JANUARY 1      FOR THE
                                                                 YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
NET INVESTMENT INCOME
Individual Markets:
  Annuities                                                         $ 58         $ 45          $ 12          $ 52
  Life Insurance                                                     230           73             6            22
                                                                    ----         ----          ----          ----
    Total Individual Markets                                         288          118            18            74
                                                                    ----         ----          ----          ----
Employer Markets:
  Retirement Products                                                 52           37            --            --
  Group Protection                                                     2            1            --            --
                                                                    ----         ----          ----          ----
    Total Employer Markets                                            54           38            --            --
                                                                    ----         ----          ----          ----
Other Operations                                                      20            5             1             4
                                                                    ----         ----          ----          ----
      Total net investment income                                   $362         $161          $ 19          $ 78
                                                                    ====         ====          ====          ====

                                                                              PERIOD FROM   PERIOD FROM
                                                                 FOR THE        APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006           2006          2005
                                                                -----------   -----------   -----------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Individual Markets:
  Annuities                                                         $12          $ 8            $ 1           $ 4
  Life Insurance                                                     49           25              1             6
                                                                    ---          ---            ---           ---
    Total Individual Markets                                         61           33              2            10
                                                                    ---          ---            ---           ---
Employer Markets:
  Retirement Products                                                 5            4             --            --
  Group Protection                                                    1           --             --            --
                                                                    ---          ---            ---           ---
    Total Employer Markets                                            6            4             --            --
                                                                    ---          ---            ---           ---
Other Operations                                                     --           --             --            --
                                                                    ---          ---            ---           ---
      Total amortization of DAC and VOBA, net of interest           $67          $37            $ 2           $10
                                                                    ===          ===            ===           ===

                                                                              PERIOD FROM   PERIOD FROM
                                                                  FOR THE       APRIL 3      JANUARY 1      FOR THE
                                                                YEAR ENDED      THROUGH       THROUGH     YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                    2007         2006          2006          2005
                                                                -----------   -----------   -----------   -----------
FEDERAL INCOME TAX EXPENSE
Individual Markets:
  Annuities                                                         $ 4           $ 5           $ 1           $ 2
  Life Insurance                                                     40            11             1             6
                                                                    ---           ---           ---           ---
    Total Individual Markets                                         44            16             2             8
                                                                    ---           ---           ---           ---
Employer Markets:
  Retirement Products                                                 1             1            --            --
  Group Protection                                                    1             1            --            --
                                                                    ---           ---           ---           ---
    Total Employer Markets                                            2             2            --            --
                                                                    ---           ---           ---           ---
Other Operations                                                      6             1            --            --
                                                                    ---           ---           ---           ---
      Total federal income tax expense                              $52           $19           $ 2           $ 8
                                                                    ===           ===           ===           ===

                                               AS OF DECEMBER 31,
                                             ----------------------
                                               2007           2006
                                             -------        -------
ASSETS
Individual Markets:
  Annuities                                  $ 3,059        $ 2,512
  Life Insurance                               5,478          2,383
                                             -------        -------
    Total Individual Markets                   8,537          4,895
                                             -------        -------
Employer Markets:
  Retirement Products                          1,350          1,284
  Group Protection                                 5             26
                                             -------        -------
    Total Employer Markets                     1,355          1,310
                                             -------        -------
Other Operations                                 584             70
                                             -------        -------
      Total assets                           $10,476        $ 6,275
                                             =======        =======

20. TRANSACTIONS WITH AFFILIATES

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Expenses are assigned based on specific methodologies for each function providing a service to us. The majority of the expenses are assigned based on the following methodologies: (1) assets by product; (2) assets under management;
(3) weighted number of policy applications; (4) weighted policies in force; and
(5) sales. This resulted in net payments of $54 million and $20 million for the years ended December 31, 2007 and 2006, respectively, which is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. Our related accounts payable to affiliates, which is included in other assets on our Balance Sheets, was $18 million and $4 million as of December 31, 2007 and 2006, respectively.

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments. We paid fees of $4 million and $1 million for the years ended December 31, 2007 and 2006, respectively, to DMH for investment management services. These fees are reflected in net investment income on our Statements of Income.

As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%. As of December 31, 2007, we held no securities of LNC or its affiliates. Interest income recognized by us relating to this note was not material for the years ended December 31, 2007 and 2006.

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. The caption insurance premiums, in the accompanying Statements of Income, was reduced for premiums paid on these contracts for the year ended December 31, 2007 by $12 million and by $6 million from April 3 through December 31, 2006. Future contract benefits on the accompanying Balance Sheets have been reduced by $43 million and $9 million as of December 31, 2007 and 2006, respectively.

21. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE       APRIL 3      JANUARY 1     FOR THE
                                                                          YEAR ENDED     THROUGH       THROUGH     YEAR ENDED
                                                                         DECEMBER 31,  DECEMBER 31,    APRIL 2,    DECEMBER 31,
                                                                             2007         2006           2006         2005
                                                                         -----------   -----------   -----------   -----------
Income taxes paid (received)                                               $    (7)        $ 11        $    (3)        $  5
Significant non-cash investing and financing transactions:
  Business combinations:
    Fair value of assets acquired (includes cash and invested cash)        $    (1)        $ --        $ 1,482         $ --
    Fair value of liabilities assumed                                           --           --         (1,249)          --
                                                                           -------         ----        -------         ----
      Total purchase price                                                 $    (1)        $ --        $   233         $ --
                                                                           =======         ====        =======         ====

Sale of stockholder's equity
  Carrying value of assets                                                 $    --         $ --        $ 1,447         $ --
  Carrying value of liabilities                                                 --           --         (1,236)          --
                                                                           -------         ----        -------         ----
    Total sale of stockholder's equity                                     $    --         $ --        $   211         $ --
                                                                           =======         ====        =======         ====

Reinsurance assumption from LNL:
  Assets transferred                                                       $ 3,488         $ --        $    --         $ --
  Liabilities transferred                                                   (2,784)          --             --           --
                                                                           -------         ----        -------         ----
    Total capital contribution                                             $   704         $ --        $    --         $ --
                                                                           =======         ====        =======         ====

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2007 and 2006, and the related statements of income, stockholder's equity, and cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007, for the period from April 3 through December 31, 2006, for the period from January 1 through April 2, 2006, and for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.


/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
March 18, 2008

               LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                              CONTRACT                      CONTRACT       GUARANTEE
                                                              PURCHASES                    REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                       ANNUITY        ANNUITY
                                                               COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                 $   405,283     $     --     $    405,283      $    --         $    49     $   405,234
AIM V.I. Capital Appreciation Class II            153,723           --          153,723           --              20         153,703
AIM V.I. Core Equity                            1,080,212           --        1,080,212          329             131       1,079,752
AIM V.I. Core Equity Class II                      52,253           --           52,253           --               6          52,247
AIM V.I. International Growth                     512,702           --          512,702        1,305              60         511,337
AIM V.I. International Growth Class II            396,688           --          396,688           --              51         396,637
ABVPSF Global Technology Class B                2,570,698        3,330        2,574,028           --             343       2,573,685
ABVPSF Growth and Income Class B               11,611,955           --       11,611,955         744            1,528      11,609,683
ABVPSF International Value Class B              9,085,563       91,247        9,176,810           --           1,238       9,175,572
ABVPSF Large Cap Growth Class B                 2,177,701           --        2,177,701          327             269       2,177,105
ABVPSF Small/Mid Cap Value Class B              4,243,275           --        4,243,275       23,960             568       4,218,747
American Century VP Inflation Protection
   Class 2                                     15,009,085           --       15,009,085          545           1,910      15,006,630
American Funds Global Growth Class 2           15,278,292       36,382       15,314,674           --           2,141      15,312,533
American Funds Global Small
   Capitalization Class 2                      15,261,953           --       15,261,953        4,427           2,071      15,255,455
American Funds Growth Class 2                 106,709,585      204,164      106,913,749           --          14,514     106,899,235
American Funds Growth-Income Class 2           97,949,748      139,427       98,089,175           --          13,285      98,075,890
American Funds International Class 2           51,390,311       46,801       51,437,112           --           6,917      51,430,195
Delaware VIPT Capital Reserves Service Class      531,471           --          531,471           --              73         531,398
Delaware VIPT Diversified Income Service
   Class                                       18,632,341      176,874       18,809,215           --           2,435      18,806,780
Delaware VIPT Emerging Markets Service
   Class                                       16,819,830           --       16,819,830       25,652           2,272      16,791,906
Delaware VIPT High Yield                        1,606,185           --        1,606,185           --             185       1,606,000
Delaware VIPT High Yield Service Class         12,038,998           --       12,038,998          222           1,568      12,037,208
Delaware VIPT REIT                              1,686,858           --        1,686,858          837             192       1,685,829
Delaware VIPT REIT Service Class               14,476,331           --       14,476,331          770           1,923      14,473,638
Delaware VIPT Small Cap Value                   2,093,517           --        2,093,517          381             243       2,092,893
Delaware VIPT Small Cap Value Service Class    16,099,037           --       16,099,037        2,877           2,231      16,093,929
Delaware VIPT Trend                             1,314,852           --        1,314,852           --             153       1,314,699
Delaware VIPT Trend Service Class               5,680,687           --        5,680,687          334             761       5,679,592
Delaware VIPT U.S. Growth Service Class         2,262,496           --        2,262,496          111             290       2,262,095
Delaware VIPT Value                               608,061           --          608,061           --              75         607,986
Delaware VIPT Value Service Class              10,290,239           --       10,290,239        1,060           1,366      10,287,813
DWS VIP Equity 500 Index                        5,666,717           --        5,666,717           --             722       5,665,995
DWS VIP Equity 500 Index Service Class          6,008,353           --        6,008,353          142             783       6,007,428
DWS VIP Small Cap Index                         1,331,659           --        1,331,659           21             168       1,331,470
DWS VIP Small Cap Index Service Class           3,272,508           --        3,272,508          247             455       3,271,806
Fidelity VIP Contrafund Service Class 2        36,878,064       82,347       36,960,411           --           5,085      36,955,326
Fidelity VIP Equity-Income                      1,744,967           --        1,744,967           --             201       1,744,766
Fidelity VIP Equity-Income Service Class 2      3,808,910           --        3,808,910           64             494       3,808,352
Fidelity VIP Growth                               677,821           --          677,821           --              79         677,742
Fidelity VIP Growth Service Class 2             4,348,910           --        4,348,910           33             564       4,348,313
Fidelity VIP Mid Cap Service Class 2           13,911,697       41,328       13,953,025           --           1,911      13,951,114
Fidelity VIP Overseas                             311,832           --          311,832           --              36         311,796
Fidelity VIP Overseas Service Class 2           6,910,840           --        6,910,840          243             901       6,909,696
FTVIPT Franklin Income Securities Class 2      17,460,339       60,387       17,520,726           --           2,402      17,518,324
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                           7,855,683       21,855        7,877,538           --           1,069       7,876,469
FTVIPT Mutual Shares Securities Class 2        12,809,767       45,312       12,855,079           --           1,749      12,853,330

See accompanying notes.

                                                                                                          MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                     CONTRACT       GUARANTEE
                                                              PURCHASES                   REDEMPTIONS       CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                      ANNUITY         ANNUITY
                                                               COMPANY                      COMPANY         COMPANY
SUBACCOUNT                                    INVESTMENTS   OF NEW YORK    TOTAL ASSETS   OF NEW YORK     OF NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Income Securities
   Class 2                                    $ 7,077,932      $    --      $ 7,077,932      $    39          $  955     $ 7,076,938
FTVIPT Templeton Growth Securities Class 2     10,034,838           --       10,034,838       28,045           1,361      10,005,432
Janus Aspen Series Balanced Service Shares      1,030,706           --        1,030,706          --              131       1,030,575
Janus Aspen Series Mid Cap Growth
   Service Shares                               1,261,338           --        1,261,338           14             163       1,261,161
Janus Aspen Series Worldwide Growth
   Service Shares                                  41,089           --           41,089           --               5          41,084
Lincoln VIPT Baron Growth Opportunities
   Service Class                                3,467,732       53,770        3,521,502           --             482       3,521,020
Lincoln VIPT Capital Growth Service Class         660,102           --          660,102            3              90         660,009
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                         1,592,170           --        1,592,170           14             213       1,591,943
Lincoln VIPT Delaware Bond                     22,257,179           --       22,257,179          211           2,746      22,254,222
Lincoln VIPT Delaware Bond Service Class       29,570,864       24,599       29,595,463           --           3,864      29,591,599
Lincoln VIPT Delaware Growth and Income
   Service Class                                  776,740           --          776,740           --             102         776,638
Lincoln VIPT Delaware Social Awareness          1,366,416           --        1,366,416           33             174       1,366,209
Lincoln VIPT Delaware Social Awareness
   Service Class                                3,345,860        4,560        3,350,420           --             438       3,349,982
Lincoln VIPT Delaware Special Opportunities
   Service Class                                  263,831           --          263,831           --              37         263,794
Lincoln VIPT FI Equity-Income Service Class     1,163,545           --        1,163,545           54             164       1,163,327
Lincoln VIPT Janus Capital Appreciation           228,867           --          228,867           --              28         228,839
Lincoln VIPT Janus Capital Appreciation
   Service Class                                1,018,042        5,745        1,023,787           --             136       1,023,651
Lincoln VIPT Marsico International
   Growth Service Class                           914,053           --          914,053           --             121         913,932
Lincoln VIPT MFS Value Service Class              993,777        6,878        1,000,655           --             134       1,000,521
Lincoln VIPT Mid-Cap Growth Service Class         815,896           --          815,896           --             117         815,779
Lincoln VIPT Mid-Cap Value Service Class          934,849           --          934,849           14             130         934,705
Lincoln VIPT Mondrian International Value       4,043,029           --        4,043,029           32             516       4,042,481
Lincoln VIPT Mondrian International Value
   Service Class                               11,898,953           --       11,898,953        1,650           1,587      11,895,716
Lincoln VIPT Money Market                       6,289,446           --        6,289,446           87             752       6,288,607
Lincoln VIPT Money Market Service Class        16,225,016           --       16,225,016          157           2,097      16,222,762
Lincoln VIPT S&P 500 Index                        136,436           --          136,436           --              16         136,420
Lincoln VIPT S&P 500 Index Service Class        1,798,331            2        1,798,333           --             244       1,798,089
Lincoln VIPT Small-Cap Index Service Class        524,726           --          524,726            1              70         524,655
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                   86,279           --           86,279           --              11          86,268
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                                 137,703           --          137,703           --              18         137,685
Lincoln VIPT T. Rowe Price Structured
Mid-Cap Growth Service Class                    1,249,138           --        1,249,138           --             168       1,248,970
Lincoln VIPT Templeton Growth Service Class     2,204,681        6,194        2,210,875           --             304       2,210,571
Lincoln VIPT UBS Global Asset Allocation          681,811           --          681,811           --              86         681,725
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                2,742,286           --        2,742,286           31             382       2,741,873
Lincoln VIPT Value Opportunities
   Service Class                                  139,511           --          139,511           --              18         139,493

See accompanying notes.

                                                                                                          MORTALITY &
                                                                                                            EXPENSE
                                                              CONTRACT                      CONTRACT       GUARANTEE
                                                             PURCHASES                     REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                              ANNUITY                        ANNUITY        ANNUITY
                                                              COMPANY                        COMPANY        COMPANY
SUBACCOUNT                                    INVESTMENTS   OF NEW YORK    TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2010 Profile
   Service Class                              $   299,995      $   --      $   299,995     $    --          $   56      $   299,939
Lincoln VIPT Wilshire 2020 Profile
   Service Class                                    8,897          --            8,897          --               1            8,896
Lincoln VIPT Wilshire 2030 Profile
   Service Class                                    7,672          --            7,672          --               1            7,671
Lincoln VIPT Wilshire 2040 Profile
   Service Class                                    4,952          --            4,952          --               1            4,951
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                2,503,670          --        2,503,670          --             336        2,503,334
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                4,342,969          --        4,342,969          --             590        4,342,379
Lincoln VIPT Wilshire Moderate Profile
   Service Class                               30,861,052       2,200       30,863,252          --           4,032       30,859,220
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                       14,838,094          --       14,838,094         100           1,991       14,836,003
MFS VIT Core Equity Service Class                 156,015          --          156,015          --              21          155,994
MFS VIT Emerging Growth                           331,914          --          331,914          --              39          331,875
MFS VIT Emerging Growth Service Class             376,037          --          376,037          --              48          375,989
MFS VIT Total Return                            2,476,092          --        2,476,092         635             288        2,475,169
MFS VIT Total Return Service Class             17,226,164          --       17,226,164      45,486           2,307       17,178,371
MFS VIT Utilities                               1,436,237          --        1,436,237          --             166        1,436,071
MFS VIT Utilities Service Class                12,901,826          --       12,901,826       2,520           1,767       12,897,539
NB AMT Mid-Cap Growth                           7,876,830          --        7,876,830         150           1,055        7,875,625
NB AMT Regency                                  8,460,287          --        8,460,287       5,358           1,136        8,453,793
Putnam VT Growth & Income Class IB                130,046          --          130,046          --              17          130,029
Putnam VT Health Sciences Class IB                159,511          --          159,511          --              20          159,491

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2007

                                                               DIVIDENDS
                                                                 FROM        MORTALITY AND         NET
                                                              INVESTMENT        EXPENSE        INVESTMENT
SUBACCOUNT                                                      INCOME     GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $       --      $    (7,112)      $  (7,112)
AIM V.I. Capital Appreciation Class II                                --           (2,505)         (2,505)
AIM V.I. Core Equity                                              12,152          (18,175)         (6,023)
AIM V.I. Core Equity Class II                                        494             (685)           (191)
AIM V.I. International Growth                                      2,078           (8,461)         (6,383)
AIM V.I. International Growth Class II                             1,498           (6,165)         (4,667)
ABVPSF Global Technology Class B                                      --          (31,623)        (31,623)
ABVPSF Growth and Income Class B                                 136,415         (182,921)        (46,506)
ABVPSF International Value Class B                                42,125          (79,867)        (37,742)
ABVPSF Large Cap Growth Class B                                       --          (33,277)        (33,277)
ABVPSF Small/Mid Cap Value Class B                                27,250          (63,419)        (36,169)
American Century VP Inflation Protection Class 2                 658,463         (224,045)        434,418
American Funds Global Growth Class 2                             356,050         (203,679)        152,371
American Funds Global Small Capitalization Class 2               378,988         (203,800)        175,188
American Funds Growth Class 2                                    795,756       (1,536,645)       (740,889)
American Funds Growth-Income Class 2                           1,477,001       (1,475,642)          1,359
American Funds International Class 2                             711,728         (696,777)         14,951
Delaware VIPT Capital Reserves Service Class                      29,292           (9,858)         19,434
Delaware VIPT Diversified Income Service Class                   391,498         (239,826)        151,672
Delaware VIPT Emerging Markets Service Class                     171,927         (209,544)        (37,617)
Delaware VIPT High Yield                                         113,324          (23,548)         89,776
Delaware VIPT High Yield Service Class                           718,260         (185,403)        532,857
Delaware VIPT REIT                                                39,818          (35,907)          3,911
Delaware VIPT REIT Service Class                                 187,735         (275,301)        (87,566)
Delaware VIPT Small Cap Value                                     15,995          (39,077)        (23,082)
Delaware VIPT Small Cap Value Service Class                       40,333         (266,966)       (226,633)
Delaware VIPT Trend                                                   --          (21,016)        (21,016)
Delaware VIPT Trend Service Class                                     --          (93,821)        (93,821)
Delaware VIPT U.S. Growth Service Class                               --          (33,934)        (33,934)
Delaware VIPT Value                                               14,908          (12,030)          2,878
Delaware VIPT Value Service Class                                127,287         (162,083)        (34,796)
DWS VIP Equity 500 Index                                          97,039          (95,439)          1,600
DWS VIP Equity 500 Index Service Class                            73,935          (93,552)        (19,617)
DWS VIP Small Cap Index                                           14,879          (25,134)        (10,255)
DWS VIP Small Cap Index Service Class                             19,070          (54,179)        (35,109)
Fidelity VIP Contrafund Service Class 2                          258,458         (479,846)       (221,388)
Fidelity VIP Equity-Income                                        33,208          (28,095)          5,113
Fidelity VIP Equity-Income Service Class 2                        64,302          (67,263)         (2,961)
Fidelity VIP Growth                                                5,504           (9,305)         (3,801)
Fidelity VIP Growth Service Class 2                               12,778          (54,787)        (42,009)
Fidelity VIP Mid Cap Service Class 2                              52,424         (169,118)       (116,694)
Fidelity VIP Overseas                                             11,751           (4,320)          7,431
Fidelity VIP Overseas Service Class 2                            183,436          (95,636)         87,800
FTVIPT Franklin Income Securities Class 2                        303,909         (168,056)        135,853
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2               --          (98,947)        (98,947)
FTVIPT Mutual Shares Securities Class 2                          101,353         (125,838)        (24,485)
FTVIPT Templeton Global Income Securities Class 2                110,248          (71,882)         38,366
FTVIPT Templeton Growth Securities Class 2                       139,591         (165,069)        (25,478)
Janus Aspen Series Balanced Service Shares                        24,327          (17,480)          6,847
Janus Aspen Series Mid Cap Growth Service Shares                     817          (18,720)        (17,903)
Janus Aspen Series Worldwide Growth Service Shares                   233             (637)           (404)
Lincoln VIPT Baron Growth Opportunities Service Class                 --          (20,986)        (20,986)
Lincoln VIPT Capital Growth Service Class                             --           (1,718)         (1,718)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class       5,512           (8,825)         (3,313)
Lincoln VIPT Core Service Class                                       --           (1,244)         (1,244)
Lincoln VIPT Delaware Bond                                     1,102,646         (344,842)        757,804

See accompanying notes.

                                                                               DIVIDENDS
                                                                                 FROM           TOTAL
                                                              NET REALIZED   NET REALIZED    NET REALIZED
                                                               GAIN (LOSS)     GAIN ON      GAIN (LOSS)
SUBACCOUNT                                                   ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS
---------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $   16,627     $       --     $   16,627
AIM V.I. Capital Appreciation Class II                              1,766             --          1,766
AIM V.I. Core Equity                                               59,557             --         59,557
AIM V.I. Core Equity Class II                                         206             --            206
AIM V.I. International Growth                                     119,100             --        119,100
AIM V.I. International Growth Class II                             27,818             --         27,818
ABVPSF Global Technology Class B                                   66,604             --         66,604
ABVPSF Growth and Income Class B                                  228,596        561,133        789,729
ABVPSF International Value Class B                                 24,244        157,890        182,134
ABVPSF Large Cap Growth Class B                                    55,674             --         55,674
ABVPSF Small/Mid Cap Value Class B                                 74,127        254,872        328,999
American Century VP Inflation Protection Class 2                  (60,261)            --        (60,261)
American Funds Global Growth Class 2                              153,647        473,682        627,329
American Funds Global Small Capitalization Class 2                527,213        913,338      1,440,551
American Funds Growth Class 2                                   1,905,325      6,357,625      8,262,950
American Funds Growth-Income Class 2                            1,418,684      2,911,123      4,329,807
American Funds International Class 2                            1,403,025      2,021,717      3,424,742
Delaware VIPT Capital Reserves Service Class                       (2,086)            --         (2,086)
Delaware VIPT Diversified Income Service Class                     97,405         34,505        131,910
Delaware VIPT Emerging Markets Service Class                      600,086        839,709      1,439,795
Delaware VIPT High Yield                                           31,940             --         31,940
Delaware VIPT High Yield Service Class                             79,675             --         79,675
Delaware VIPT REIT                                                249,251        595,925        845,176
Delaware VIPT REIT Service Class                                   79,585      3,392,205      3,471,790
Delaware VIPT Small Cap Value                                     291,129        254,107        545,236
Delaware VIPT Small Cap Value Service Class                       132,148      1,209,540      1,341,688
Delaware VIPT Trend                                               217,971         11,168        229,139
Delaware VIPT Trend Service Class                                 302,842         39,793        342,635
Delaware VIPT U.S. Growth Service Class                            61,247             --         61,247
Delaware VIPT Value                                                92,513         23,531        116,044
Delaware VIPT Value Service Class                                 177,990        233,759        411,749
DWS VIP Equity 500 Index                                          327,026             --        327,026
DWS VIP Equity 500 Index Service Class                            212,926             --        212,926
DWS VIP Small Cap Index                                            64,997        109,038        174,035
DWS VIP Small Cap Index Service Class                              21,112        199,529        220,641
Fidelity VIP Contrafund Service Class 2                           272,849      8,819,068      9,091,917
Fidelity VIP Equity-Income                                         81,373        146,414        227,787
Fidelity VIP Equity-Income Service Class 2                        104,495        324,009        428,504
Fidelity VIP Growth                                                20,940            570         21,510
Fidelity VIP Growth Service Class 2                               111,274          2,723        113,997
Fidelity VIP Mid Cap Service Class 2                               44,059        721,058        765,117
Fidelity VIP Overseas                                              60,840         27,179         88,019
Fidelity VIP Overseas Service Class 2                             194,022        379,865        573,887
FTVIPT Franklin Income Securities Class 2                           3,637         56,361         59,998
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           175,163        411,220        586,383
FTVIPT Mutual Shares Securities Class 2                             9,951        248,144        258,095
FTVIPT Templeton Global Income Securities Class 2                  23,769             --         23,769
FTVIPT Templeton Growth Securities Class 2                        226,099        445,392        671,491
Janus Aspen Series Balanced Service Shares                         59,427             --         59,427
Janus Aspen Series Mid Cap Growth Service Shares                   52,982          6,439         59,421
Janus Aspen Series Worldwide Growth Service Shares                    275             --            275
Lincoln VIPT Baron Growth Opportunities Service Class                 184         53,587         53,771
Lincoln VIPT Capital Growth Service Class                             (56)            --            (56)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         (176)            --           (176)
Lincoln VIPT Core Service Class                                    15,726             --         15,726
Lincoln VIPT Delaware Bond                                        (30,359)            --        (30,359)

                                                                  NET CHANGE      NET INCREASE
                                                                IN UNREALIZED     (DECREASE)
                                                                APPRECIATION     IN NET ASSETS
                                                               OR DEPRECIATION     RESULTING
SUBACCOUNT                                                     ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                    $    43,811      $    53,326
AIM V.I. Capital Appreciation Class II                                16,570           15,831
AIM V.I. Core Equity                                                  32,258           85,792
AIM V.I. Core Equity Class II                                          2,853            2,868
AIM V.I. International Growth                                        (35,247)          77,470
AIM V.I. International Growth Class II                                23,738           46,889
ABVPSF Global Technology Class B                                     292,573          327,554
ABVPSF Growth and Income Class B                                    (385,971)         357,252
ABVPSF International Value Class B                                  (198,735)         (54,343)
ABVPSF Large Cap Growth Class B                                      232,393          254,790
ABVPSF Small/Mid Cap Value Class B                                  (392,813)         (99,983)
American Century VP Inflation Protection Class 2                     725,223        1,099,380
American Funds Global Growth Class 2                                 583,873        1,363,573
American Funds Global Small Capitalization Class 2                   270,098        1,885,837
American Funds Growth Class 2                                      1,271,413        8,793,474
American Funds Growth-Income Class 2                              (1,902,775)       2,428,391
American Funds International Class 2                               3,492,225        6,931,918
Delaware VIPT Capital Reserves Service Class                          (1,771)          15,577
Delaware VIPT Diversified Income Service Class                       549,032          832,614
Delaware VIPT Emerging Markets Service Class                       2,567,987        3,970,165
Delaware VIPT High Yield                                             (96,988)          24,728
Delaware VIPT High Yield Service Class                              (542,213)          70,319
Delaware VIPT REIT                                                (1,193,291)        (344,204)
Delaware VIPT REIT Service Class                                  (6,149,373)      (2,765,149)
Delaware VIPT Small Cap Value                                       (694,142)        (171,988)
Delaware VIPT Small Cap Value Service Class                       (2,591,709)      (1,476,654)
Delaware VIPT Trend                                                  (68,803)         139,320
Delaware VIPT Trend Service Class                                    248,482          497,296
Delaware VIPT U.S. Growth Service Class                              193,900          221,213
Delaware VIPT Value                                                 (137,980)         (19,058)
Delaware VIPT Value Service Class                                   (917,174)        (540,221)
DWS VIP Equity 500 Index                                             (89,758)         238,868
DWS VIP Equity 500 Index Service Class                                 6,193          199,502
DWS VIP Small Cap Index                                             (223,215)         (59,435)
DWS VIP Small Cap Index Service Class                               (327,696)        (142,164)
Fidelity VIP Contrafund Service Class 2                           (4,885,722)       3,984,807
Fidelity VIP Equity-Income                                          (220,847)          12,053
Fidelity VIP Equity-Income Service Class 2                          (438,049)         (12,506)
Fidelity VIP Growth                                                  130,715          148,424
Fidelity VIP Growth Service Class 2                                  693,305          765,293
Fidelity VIP Mid Cap Service Class 2                                 429,518        1,077,941
Fidelity VIP Overseas                                                (51,824)          43,626
Fidelity VIP Overseas Service Class 2                                192,186          853,873
FTVIPT Franklin Income Securities Class 2                           (287,220)         (91,369)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              (79,943)         407,493
FTVIPT Mutual Shares Securities Class 2                             (419,208)        (185,598)
FTVIPT Templeton Global Income Securities Class 2                    306,942          369,077
FTVIPT Templeton Growth Securities Class 2                          (602,852)          43,161
Janus Aspen Series Balanced Service Shares                            24,075           90,349
Janus Aspen Series Mid Cap Growth Service Shares                     168,777          210,295
Janus Aspen Series Worldwide Growth Service Shares                     3,080            2,951
Lincoln VIPT Baron Growth Opportunities Service Class               (159,548)        (126,763)
Lincoln VIPT Capital Growth Service Class                                387           (1,387)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class        (156,548)        (160,037)
Lincoln VIPT Core Service Class                                      (13,228)           1,254
Lincoln VIPT Delaware Bond                                           132,265          859,710

                                                                     DIVIDENDS
                                                                       FROM        MORTALITY AND        NET
                                                                    INVESTMENT        EXPENSE        INVESTMENT
SUBACCOUNT                                                            INCOME     GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Bond Service Class                            $1,342,243       $(437,440)      $ 904,803
Lincoln VIPT Delaware Growth and Income Service Class                    6,427          (9,402)         (2,975)
Lincoln VIPT Delaware Social Awareness                                  12,208         (22,459)        (10,251)
Lincoln VIPT Delaware Social Awareness Service Class                    22,297         (55,128)        (32,831)
Lincoln VIPT Delaware Special Opportunities Service Class                  677            (746)            (69)
Lincoln VIPT FI Equity-Income Service Class                             10,646         (14,307)         (3,661)
Lincoln VIPT Growth Service Class                                           --            (413)           (413)
Lincoln VIPT Growth Opportunities Service Class                             --          (3,906)         (3,906)
Lincoln VIPT Janus Capital Appreciation                                    652          (3,648)         (2,996)
Lincoln VIPT Janus Capital Appreciation Service Class                      457          (9,332)         (8,875)
Lincoln VIPT Marsico International Growth Service Class                  2,967          (3,327)           (360)
Lincoln VIPT MFS Value Service Class                                     3,883          (3,563)            320
Lincoln VIPT Mid-Cap Growth Service Class                                   --          (3,533)         (3,533)
Lincoln VIPT Mid-Cap Value Service Class                                 1,552          (5,370)         (3,818)
Lincoln VIPT Mondrian International Value                               80,411         (62,029)         18,382
Lincoln VIPT Mondrian International Value Service Class                201,441        (174,089)         27,352
Lincoln VIPT Money Market                                              311,476         (95,360)        216,116
Lincoln VIPT Money Market Service Class                                568,828        (194,680)        374,148
Lincoln VIPT S&P 500 Index                                               1,494            (655)            839
Lincoln VIPT S&P 500 Index Service Class                                13,877         (10,064)          3,813
Lincoln VIPT Small-Cap Index Service Class                               1,931          (2,867)           (936)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                       68            (227)           (159)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                        --          (1,742)         (1,742)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class          --         (10,176)        (10,176)
Lincoln VIPT Templeton Growth Service Class                             27,084         (10,388)         16,696
Lincoln VIPT UBS Global Asset Allocation                                11,913         (10,758)          1,155
Lincoln VIPT UBS Global Asset Allocation Service Class                  38,036         (40,582)         (2,546)
Lincoln VIPT Value Opportunities Service Class                             501            (434)             67
Lincoln VIPT Wilshire 2010 Profile Service Class                           967          (1,374)           (407)
Lincoln VIPT Wilshire 2020 Profile Service Class                            18             (44)            (26)
Lincoln VIPT Wilshire 2030 Profile Service Class                            --              (4)             (4)
Lincoln VIPT Wilshire 2040 Profile Service Class                            --              (4)             (4)
Lincoln VIPT Wilshire Aggressive Profile Service Class                  13,615         (30,474)        (16,859)
Lincoln VIPT Wilshire Conservative Profile Service Class                67,103         (57,823)          9,280
Lincoln VIPT Wilshire Moderate Profile Service Class                   318,266        (388,129)        (69,863)
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      176,546        (186,242)         (9,696)
MFS VIT Core Equity Service Class                                          173          (2,797)         (2,624)
MFS VIT Emerging Growth                                                     --          (5,185)         (5,185)
MFS VIT Emerging Growth Service Class                                       --          (7,690)         (7,690)
MFS VIT Total Return                                                    74,311         (39,707)         34,604
MFS VIT Total Return Service Class                                     357,857        (258,218)         99,639
MFS VIT Utilities                                                       14,042         (20,390)         (6,348)
MFS VIT Utilities Service Class                                         75,869        (170,629)        (94,760)
NB AMT Mid-Cap Growth                                                       --        (127,564)       (127,564)
NB AMT Regency                                                          38,891        (146,678)       (107,787)
Putnam VT Growth & Income Class IB                                       1,839          (2,258)           (419)
Putnam VT Health Sciences Class IB                                       2,911          (4,795)         (1,884)

See accompanying notes.

                                                                                      DIVIDENDS
                                                                                        FROM          TOTAL
                                                                     NET REALIZED   NET REALIZED   NET REALIZED
                                                                      GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                          ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Bond Service Class                               $(21,793)      $     --      $  (21,793)
Lincoln VIPT Delaware Growth and Income Service Class                     4,933             --           4,933
Lincoln VIPT Delaware Social Awareness                                   57,603             --          57,603
Lincoln VIPT Delaware Social Awareness Service Class                     91,571             --          91,571
Lincoln VIPT Delaware Special Opportunities Service Class                  (407)         2,841           2,434
Lincoln VIPT FI Equity-Income Service Class                              (2,746)        81,648          78,902
Lincoln VIPT Growth Service Class                                         6,065             --           6,065
Lincoln VIPT Growth Opportunities Service Class                          28,222             --          28,222
Lincoln VIPT Janus Capital Appreciation                                  17,298             --          17,298
Lincoln VIPT Janus Capital Appreciation Service Class                     9,372             --           9,372
Lincoln VIPT Marsico International Growth Service Class                   1,455             --           1,455
Lincoln VIPT MFS Value Service Class                                        460             --             460
Lincoln VIPT Mid-Cap Growth Service Class                                   875             --             875
Lincoln VIPT Mid-Cap Value Service Class                                 (2,857)            --          (2,857)
Lincoln VIPT Mondrian International Value                               131,364        103,271         234,635
Lincoln VIPT Mondrian International Value Service Class                 388,220        283,310         671,530
Lincoln VIPT Money Market                                                    --             --              --
Lincoln VIPT Money Market Service Class                                      --             --              --
Lincoln VIPT S&P 500 Index                                                   15             --              15
Lincoln VIPT S&P 500 Index Service Class                                    (61)            --             (61)
Lincoln VIPT Small-Cap Index Service Class                               (3,154)            --          (3,154)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                       (20)            --             (20)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                        762             --             762
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       21,004             --          21,004
Lincoln VIPT Templeton Growth Service Class                                 (59)            --             (59)
Lincoln VIPT UBS Global Asset Allocation                                 10,259         33,107          43,366
Lincoln VIPT UBS Global Asset Allocation Service Class                   11,456        119,346         130,802
Lincoln VIPT Value Opportunities Service Class                              (55)            --             (55)
Lincoln VIPT Wilshire 2010 Profile Service Class                            (12)            --             (12)
Lincoln VIPT Wilshire 2020 Profile Service Class                            290             --             290
Lincoln VIPT Wilshire 2030 Profile Service Class                             --             --              --
Lincoln VIPT Wilshire 2040 Profile Service Class                             --             --              --
Lincoln VIPT Wilshire Aggressive Profile Service Class                   76,896         26,143         103,039
Lincoln VIPT Wilshire Conservative Profile Service Class                 57,495         16,244          73,739
Lincoln VIPT Wilshire Moderate Profile Service Class                    240,651        120,445         361,096
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class       209,445        139,858         349,303
MFS VIT Core Equity Service Class                                        15,805             --          15,805
MFS VIT Emerging Growth                                                  44,778             --          44,778
MFS VIT Emerging Growth Service Class                                    64,395             --          64,395
MFS VIT Total Return                                                    106,970         71,050         178,020
MFS VIT Total Return Service Class                                      154,377        373,023         527,400
MFS VIT Utilities                                                       318,935        101,785         420,720
MFS VIT Utilities Service Class                                         384,542        651,407       1,035,949
NB AMT Mid-Cap Growth                                                   482,415             --         482,415
NB AMT Regency                                                          274,948        233,703         508,651
Putnam VT Growth & Income Class IB                                          498         21,126          21,624
Putnam VT Health Sciences Class IB                                       13,450             --          13,450

                                                                       NET CHANGE      NET INCREASE
                                                                     IN UNREALIZED      (DECREASE)
                                                                     APPRECIATION      IN NET ASSETS
                                                                    OR DEPRECIATION     RESULTING
SUBACCOUNT                                                           ON INVESTMENTS   FROM OPERATIONS
----------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Bond Service Class                              $  89,801        $  972,811
Lincoln VIPT Delaware Growth and Income Service Class                     9,516            11,474
Lincoln VIPT Delaware Social Awareness                                  (25,032)           22,320
Lincoln VIPT Delaware Social Awareness Service Class                    (18,270)           40,470
Lincoln VIPT Delaware Special Opportunities Service Class                (8,459)           (6,094)
Lincoln VIPT FI Equity-Income Service Class                             (77,897)           (2,656)
Lincoln VIPT Growth Service Class                                          (960)            4,692
Lincoln VIPT Growth Opportunities Service Class                          (3,787)           20,529
Lincoln VIPT Janus Capital Appreciation                                  27,376            41,678
Lincoln VIPT Janus Capital Appreciation Service Class                    96,642            97,139
Lincoln VIPT Marsico International Growth Service Class                  23,469            24,564
Lincoln VIPT MFS Value Service Class                                     (3,055)           (2,275)
Lincoln VIPT Mid-Cap Growth Service Class                                27,571            24,913
Lincoln VIPT Mid-Cap Value Service Class                                (91,067)          (97,742)
Lincoln VIPT Mondrian International Value                               109,875           362,892
Lincoln VIPT Mondrian International Value Service Class                 238,401           937,283
Lincoln VIPT Money Market                                                    --           216,116
Lincoln VIPT Money Market Service Class                                      --           374,148
Lincoln VIPT S&P 500 Index                                                  296             1,150
Lincoln VIPT S&P 500 Index Service Class                                (34,040)          (30,288)
Lincoln VIPT Small-Cap Index Service Class                              (26,578)          (30,668)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    (2,703)           (2,882)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     11,239            10,259
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       46,636            57,464
Lincoln VIPT Templeton Growth Service Class                             (44,868)          (28,231)
Lincoln VIPT UBS Global Asset Allocation                                (10,869)           33,652
Lincoln VIPT UBS Global Asset Allocation Service Class                  (37,059)           91,197
Lincoln VIPT Value Opportunities Service Class                           (6,750)           (6,738)
Lincoln VIPT Wilshire 2010 Profile Service Class                            (70)             (489)
Lincoln VIPT Wilshire 2020 Profile Service Class                            241               505
Lincoln VIPT Wilshire 2030 Profile Service Class                            172               168
Lincoln VIPT Wilshire 2040 Profile Service Class                            (75)              (79)
Lincoln VIPT Wilshire Aggressive Profile Service Class                   77,913           164,093
Lincoln VIPT Wilshire Conservative Profile Service Class                103,674           186,693
Lincoln VIPT Wilshire Moderate Profile Service Class                  1,320,051         1,611,284
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class       404,929           744,536
MFS VIT Core Equity Service Class                                         4,086            17,267
MFS VIT Emerging Growth                                                  25,681            65,274
MFS VIT Emerging Growth Service Class                                    20,155            76,860
MFS VIT Total Return                                                   (130,545)           82,079
MFS VIT Total Return Service Class                                     (334,731)          292,308
MFS VIT Utilities                                                       (82,675)          331,697
MFS VIT Utilities Service Class                                       1,281,690         2,222,879
NB AMT Mid-Cap Growth                                                 1,065,241         1,420,092
NB AMT Regency                                                         (232,168)          168,696
Putnam VT Growth & Income Class IB                                      (32,245)          (11,040)
Putnam VT Health Sciences Class IB                                      (22,543)          (10,977)

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2007

                                                                                  AIM V.I.
                                                                   AIM V.I.        CAPITAL                     AIM V.I.
                                                                   CAPITAL      APPRECIATION     AIM V.I.    CORE EQUITY
                                                                 APPRECIATION     CLASS II     CORE EQUITY     CLASS II
                                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                     $      --       $     --     $       --      $    --
Changes From Operations:
   - Net investment income (loss)                                    (6,130)        (2,201)        (6,766)        (194)
   - Net realized gain (loss) on investments                         (7,784)          (195)         3,297         (383)
   - Net change in unrealized appreciation or depreciation on
      investments                                                    (2,208)        (1,065)       111,211        3,497
                                                                  ---------       --------     ----------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  (16,122)        (3,461)       107,742        2,920
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               1,140             --             --          758
   - Contract withdrawals and transfers to annuity reserves         (34,843)        (1,051)      (188,184)          (1)
   - Contract transfers                                             698,491        234,422      1,494,932       41,723
                                                                  ---------       --------     ----------      -------
                                                                    664,788        233,371      1,306,748       42,480
   Annuity Reserves:
   - Annuity Payments                                                  (998)            --             --           --
   - Receipt of mortality guarantee adjustment                           --             --             --           --
                                                                  ---------       --------     ----------      -------
                                                                       (998)            --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                           663,790        233,371      1,306,748       42,480
                                                                  ---------       --------     ----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             647,668        229,910      1,414,490       45,400
                                                                  ---------       --------     ----------      -------
NET ASSETS AT DECEMBER 31, 2006                                     647,668        229,910      1,414,490       45,400
Changes From Operations:
   - Net investment income (loss)                                    (7,112)        (2,505)        (6,023)        (191)
   - Net realized gain (loss) on investments                         16,627          1,766         59,557          206
   - Net change in unrealized appreciation or depreciation on
      investments                                                    43,811         16,570         32,258        2,853
                                                                  ---------       --------     ----------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   53,326         15,831         85,792        2,868
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                               1,450             --            800        4,080
   - Contract withdrawals and transfers to annuity reserves        (233,451)        (9,416)      (291,749)        (987)
   - Contract transfers                                             (63,759)       (82,622)      (135,717)         886
                                                                  ---------       --------     ----------      -------
                                                                   (295,760)       (92,038)      (426,666)       3,979
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts            --             --          6,511           --
   - Annuity Payments                                                    --             --           (310)          --
   - Receipt (reimbursement) of mortality guarantee adjustment           --             --            (65)          --
                                                                  ---------       --------     ----------      -------
                                                                         --             --          6,136           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                          (295,760)       (92,038)      (420,530)       3,979
                                                                  ---------       --------     ----------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (242,434)       (76,207)      (334,738)       6,847
                                                                  ---------       --------     ----------      -------
NET ASSETS AT DECEMBER 31, 2007                                   $ 405,234       $153,703     $1,079,752      $52,247
                                                                  =========       ========     ==========      =======

See accompanying notes.

                                                                                    AIM V.I.       ABVPSF        ABVPSF
                                                                    AIM V.I.     INTERNATIONAL     GLOBAL        GROWTH
                                                                 INTERNATIONAL      GROWTH       TECHNOLOGY    AND INCOME
                                                                    GROWTH          CLASS II       CLASS B       CLASS B
                                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                      $ 550,266       $268,354      $1,584,256   $ 8,857,692
Changes From Operations:
   - Net investment income (loss)                                     (2,490)        (1,569)        (25,384)      (37,747)
   - Net realized gain (loss) on investments                          47,408         13,613          (7,735)      681,227
   - Net change in unrealized appreciation or depreciation on
      investments                                                     89,661         50,746         157,922       757,316
                                                                   ---------       --------      ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   134,579         62,790         124,803     1,400,796
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   42          6,302         243,552     1,259,395
   - Contract withdrawals and transfers to annuity reserves          (53,867)        (1,045)       (161,170)     (758,762)
   - Contract transfers                                              (15,818)        46,226         (65,854)        7,947
                                                                   ---------       --------      ----------   -----------
                                                                     (69,643)        51,483          16,528       508,580
   Annuity Reserves:
   - Annuity Payments                                                     --             --              --          (520)
   - Receipt of mortality guarantee adjustment                            --             --              --            43
                                                                   ---------       --------      ----------   -----------
                                                                          --             --              --          (477)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                            (69,643)        51,483          16,528       508,103
                                                                   ---------       --------      ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               64,936        114,273         141,331     1,908,899
                                                                   ---------       --------      ----------   -----------
NET ASSETS AT DECEMBER 31, 2006                                      615,202        382,627       1,725,587    10,766,591
Changes From Operations:
   - Net investment income (loss)                                     (6,383)        (4,667)        (31,623)      (46,506)
   - Net realized gain (loss) on investments                         119,100         27,818          66,604       789,729
   - Net change in unrealized appreciation or depreciation on
      investments                                                    (35,247)        23,738         292,573      (385,971)
                                                                   ---------       --------      ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    77,470         46,889         327,554       357,252
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                   38            103         228,177     1,094,182
   - Contract withdrawals and transfers to annuity reserves         (116,635)       (23,240)       (271,839)     (749,337)
   - Contract transfers                                              (64,738)        (9,742)        564,206       141,529
                                                                   ---------       --------      ----------   -----------
                                                                    (181,335)       (32,879)        520,544       486,374
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --             --              --            --
   - Annuity Payments                                                     --             --              --          (563)
   - Receipt (reimbursement) of mortality guarantee adjustment            --             --              --            29
                                                                   ---------       --------      ----------   -----------
                                                                          --             --              --          (534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                           (181,335)       (32,879)        520,544       485,840
                                                                   ---------       --------      ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (103,865)        14,010         848,098       843,092
                                                                   ---------       --------      ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                                    $ 511,337       $396,637      $2,573,685   $11,609,683
                                                                   =========       ========      ==========   ===========

                                                                                                                AMERICAN
                                                                     ABVPSF        ABVPSF        ABVPSF        CENTURY VP
                                                                 INTERNATIONAL    LARGE CAP   SMALL/MID CAP    INFLATION
                                                                    VALUE          GROWTH         VALUE        PROTECTION
                                                                    CLASS B        CLASS B       CLASS B         CLASS 2
                                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                     $       --     $2,886,857     $2,181,882    $12,312,453
Changes From Operations:
   - Net investment income (loss)                                     (4,069)       (37,817)       (33,926)       236,753
   - Net realized gain (loss) on investments                           1,427         54,916        211,748        (78,552)
   - Net change in unrealized appreciation or depreciation on
      investments                                                    102,296        (92,265)       134,950       (135,135)
                                                                   ---------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                    99,654        (75,166)       312,772         23,066
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              715,025          7,882        601,103      1,736,570
   - Contract withdrawals and transfers to annuity reserves           (4,642)      (396,422)      (151,621)      (846,357)
   - Contract transfers                                              496,851       (166,999)       112,256        582,529
                                                                   ---------     ----------     ----------    -----------
                                                                   1,207,234       (555,539)       561,738      1,472,742
   Annuity Reserves:
   - Annuity Payments                                                     --             --             --         (3,693)
   - Receipt of mortality guarantee adjustment                            --             --             --            202
                                                                   ---------     ----------     ----------    -----------
                                                                          --             --             --         (3,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                          1,207,234       (555,539)       561,738      1,469,251
                                                                   ---------     ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            1,306,888       (630,705)       874,510      1,492,317
                                                                   ---------     ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2006                                    1,306,888      2,256,152      3,056,392     13,804,770
Changes From Operations:
   - Net investment income (loss)                                    (37,742)       (33,277)       (36,169)       434,418
   - Net realized gain (loss) on investments                         182,134         55,674        328,999        (60,261)
   - Net change in unrealized appreciation or depreciation on
      investments                                                   (198,735)       232,393       (392,813)       725,223
                                                                   ---------     ----------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   (54,343)       254,790        (99,983)     1,099,380
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            5,715,488          6,796      1,530,559      1,379,828
   - Contract withdrawals and transfers to annuity reserves         (267,600)      (305,462)      (378,710)    (1,324,539)
   - Contract transfers                                            2,475,139        (35,171)       110,489         50,711
                                                                   ---------       --------      ----------   -----------
                                                                   7,923,027       (333,837)     1,262,338        106,000
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts             --             --             --             --
   - Annuity Payments                                                     --             --             --         (3,670)
   - Receipt (reimbursement) of mortality guarantee adjustment            --             --             --            150
                                                                   ---------     ----------     ----------    -----------
                                                                          --             --             --         (3,520)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                          7,923,027       (333,837)     1,262,338        102,480
                                                                   ---------     ----------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            7,868,684        (79,047)     1,162,355      1,201,860
                                                                   ---------     ----------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                                   $9,175,572     $2,177,105     $4,218,747    $15,006,630
                                                                   =========     ==========     ==========    ===========

                                                                 AMERICAN FUNDS
                                                                 GLOBAL GROWTH
                                                                     CLASS 2
                                                                   SUBACCOUNT
-------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                      $ 3,834,879
Changes From Operations:
   - Net investment income (loss)                                      (49,851)
   - Net realized gain (loss) on investments                            90,998
   - Net change in unrealized appreciation or depreciation on
      investments                                                    1,066,115
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,107,262
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,076,320
   - Contract withdrawals and transfers to annuity reserves           (473,933)
   - Contract transfers                                              1,659,799
                                                                   -----------
                                                                     4,262,186
   Annuity Reserves:
   - Annuity Payments                                                       --
   - Receipt of mortality guarantee adjustment                              --
                                                                   -----------
                                                                            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                            4,262,186
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              5,369,448
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2006                                      9,204,327
Changes From Operations:
   - Net investment income (loss)                                      152,371
   - Net realized gain (loss) on investments                           627,329
   - Net change in unrealized appreciation or depreciation on
      investments                                                      583,873
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                   1,363,573
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                              3,985,786
   - Contract withdrawals and transfers to annuity reserves           (490,041)
   - Contract transfers                                              1,248,888
                                                                   -----------
                                                                     4,744,633
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts               --
   - Annuity Payments                                                       --
   - Receipt (reimbursement) of mortality guarantee adjustment              --
                                                                   -----------
                                                                            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                            4,744,633
                                                                   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              6,108,206
                                                                   -----------
NET ASSETS AT DECEMBER 31, 2007                                    $15,312,533
                                                                   ===========

                                                                AMERICAN                     AMERICAN
                                                                  FUNDS        AMERICAN       FUNDS        AMERICAN
                                                              GLOBAL SMALL      FUNDS         GROWTH-        FUNDS
                                                             CAPITALIZATION     GROWTH        INCOME    INTERNATIONAL
                                                                 CLASS 2       CLASS 2        CLASS 2        CLASS 2
                                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                  $ 6,477,424   $ 52,203,956  $51,322,429   $22,930,653
Changes From Operations:

   - Net investment income (loss)                                  (91,864)      (438,871)     117,052        81,357
   - Net realized gain (loss) on investments                       869,597      1,293,322    2,181,605     1,081,042
   - Net change in unrealized appreciation or depreciation
     on investments                                                758,701      4,853,417    6,100,177     3,585,386
                                                               -----------   ------------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               1,536,434      5,707,868    8,398,834     4,747,785
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          2,138,306     22,661,613   18,716,018     9,032,465
   - Contract withdrawals and transfers to annuity reserves       (644,666)    (3,865,469)  (3,993,651)   (1,816,170)
   - Contract transfers                                            167,257      3,732,114    5,117,531     1,550,857
                                                               -----------   ------------  -----------   -----------
                                                                 1,660,897     22,528,258   19,839,898     8,767,152
   Annuity Reserves:
   - Annuity Payments                                                   --         (1,600)      (1,378)       (2,163)
   - Receipt of mortality guarantee adjustment                          --            105           80           117
                                                               -----------   ------------  -----------   -----------
                                                                        --         (1,495)      (1,298)       (2,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        1,660,897     22,526,763   19,838,600     8,765,106
                                                               -----------   ------------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          3,197,331     28,234,631   28,237,434    13,512,891
                                                               -----------   ------------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                                  9,674,755     80,438,587   79,559,863    36,443,544
Changes From Operations:
   - Net investment income (loss)                                  175,188       (740,889)       1,359        14,951
   - Net realized gain (loss) on investments                     1,440,551      8,262,950    4,329,807     3,424,742
   - Net change in unrealized appreciation or depreciation
     on investments                                                270,098      1,271,413   (1,902,775)    3,492,225
                                                               -----------   ------------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               1,885,837      8,793,474    2,428,391     6,931,918
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                          3,549,684     23,153,862   20,678,809     9,806,009
   - Contract withdrawals and transfers to annuity reserves     (1,073,326)    (7,303,787)  (6,441,115)   (2,581,134)
   - Contract transfers                                          1,218,505      1,810,747    1,843,248       831,853
                                                               -----------   ------------  -----------   -----------
                                                                 3,694,863     17,660,822   16,080,942     8,056,728
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                        --          8,449        8,613            --
   - Annuity Payments                                                   --         (2,091)      (1,893)       (2,090)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                         --             (6)         (26)           95
                                                               -----------   ------------  -----------   -----------
                                                                        --          6,352        6,694        (1,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                        3,694,863     17,667,174   16,087,636     8,054,733
                                                               -----------   ------------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          5,580,700     26,460,648   18,516,027    14,986,651
                                                               -----------   ------------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                                $15,255,455   $106,899,235  $98,075,890   $51,430,195
                                                               ===========   ============  ===========   ===========

See accompanying notes.

                                                                DELAWARE       DELAWARE       DELAWARE
                                                                  VIPT           VIPT           VIPT                     DELAWARE
                                                                CAPITAL      DIVERSIFIED      EMERGING     DELAWARE        VIPT
                                                                RESERVES       INCOME         MARKETS        VIPT       HIGH YIELD
                                                             SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  HIGH YIELD  SERVICE CLASS
                                                               SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                 $ 262,401      $ 8,262,946    $ 5,186,074   $1,633,842   $ 8,313,823
Changes From Operations:
                                                                 14,060          (34,025)       (49,108)      86,443       419,500
   - Net investment income (loss)                                (1,355)          29,428        346,318       19,766        48,643
   - Net realized gain (loss) on investments                      2,734          612,115      1,451,285       64,696       458,989
   - Net change in unrealized appreciation or depreciation
     on investments
                                                              ---------      -----------    -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               15,439          607,518      1,748,495      170,905       927,132
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         445,286        2,018,375      2,666,308        4,350     1,920,720
   - Contract withdrawals and transfers to annuity reserves      (3,127)        (586,333)      (313,688)    (109,053)     (445,768)
   - Contract transfers                                        (148,875)       1,725,471        341,591        2,939         7,892
                                                              ---------      -----------    -----------   ----------   -----------
                                                                293,284        3,157,513      2,694,211     (101,764)    1,482,844
   Annuity Reserves:
   - Annuity Payments                                                --           (2,877)          (912)        (369)           --
   - Receipt of mortality guarantee adjustment                       --              161             53           30            --
                                                              ---------      -----------    -----------   ----------   -----------
                                                                     --           (2,716)          (859)        (339)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       293,284        3,154,797      2,693,352     (102,103)    1,482,844
                                                              ---------      -----------    -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         308,723        3,762,315      4,441,847       68,802     2,409,976
                                                              ---------      -----------    -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2006                                 571,124       12,025,261      9,627,921    1,702,644    10,723,799
Changes From Operations:
   - Net investment income (loss)                                19,434          151,672        (37,617)      89,776       532,857
   - Net realized gain (loss) on investments                     (2,086)         131,910      1,439,795       31,940        79,675
   - Net change in unrealized appreciation or depreciation
     on investments                                              (1,771)         549,032      2,567,987      (96,988)     (542,213)
                                                              ---------      -----------    -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               15,577          832,614      3,970,165       24,728        70,319
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         127,259        4,184,928      3,492,352        2,181     2,434,718
   - Contract withdrawals and transfers to annuity reserves    (282,607)      (1,367,328)      (821,040)    (128,159)     (858,714)
   - Contract transfers                                         100,045        3,134,153        523,657        4,976      (332,914)
                                                              ---------      -----------    -----------   ----------   -----------
                                                                (55,303)       5,951,753      3,194,969     (121,002)    1,243,090
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                     --               --             --           --            --
   - Annuity Payments                                                --           (2,966)        (1,200)        (390)           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                      --              118             51           20            --
                                                              ---------      -----------    -----------   ----------   -----------
                                                                     --           (2,848)        (1,149)        (370)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       (55,303)       5,948,905      3,193,820     (121,372)    1,243,090
                                                              ---------      -----------    -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (39,726)       6,781,519      7,163,985      (96,644)    1,313,409
                                                              ---------      -----------    -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                               $ 531,398      $18,806,780    $16,791,906   $1,606,000   $12,037,208
                                                              =========      ===========    ===========   ==========   ===========


                                                                                                         DELAWARE VIPT
                                                                            DELAWARE        DELAWARE       SMALL CAP
                                                               DELAWARE     VIPT REIT    VIPT SMALL CAP      VALUE
                                                              VIPT REIT   SERVICE CLASS       VALUE      SERVICE CLASS
                                                              SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                $ 2,718,946   $11,245,488     $ 3,348,556    $ 8,245,105
Changes From Operations:
                                                                  13,631        (6,997)        (37,548)      (181,086)
   - Net investment income (loss)                                319,367     1,099,619         409,932        787,859
   - Net realized gain (loss) on investments                     461,378     2,653,031          85,341        787,331
   - Net change in unrealized appreciation or depreciation
     on investments
                                                             -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               794,376     3,745,653         457,725      1,394,104
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                            8,749     2,922,478           2,705      4,289,495
   - Contract withdrawals and transfers to annuity reserves     (279,052)     (913,874)       (423,496)      (814,547)
   - Contract transfers                                          (24,878)      301,849         (97,800)     1,158,593
                                                             -----------   -----------     -----------    -----------
                                                                (295,181)    2,310,453        (518,591)     4,633,541
   Annuity Reserves:
   - Annuity Payments                                                 --            --          (2,414)            --
   - Receipt of mortality guarantee adjustment                        --            --              51             --
                                                             -----------   -----------     -----------    -----------
                                                                      --            --          (2,363)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                       (295,181)    2,310,453        (520,954)     4,633,541
                                                             -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          499,195     6,056,106         (63,229)     6,027,645
                                                             -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                                3,218,141    17,301,594       3,285,327     14,272,750
Changes From Operations:
   - Net investment income (loss)                                  3,911       (87,566)        (23,082)      (226,633)
   - Net realized gain (loss) on investments                     845,176     3,471,790         545,236      1,341,688
   - Net change in unrealized appreciation or depreciation
     on investments                                           (1,193,291)   (6,149,373)       (694,142)    (2,591,709)
                                                             -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (344,204)   (2,765,149)       (171,988)    (1,476,654)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                           10,855     1,718,093           8,801      4,082,131
   - Contract withdrawals and transfers to annuity reserves     (638,778)   (1,211,045)       (541,571)      (968,488)
   - Contract transfers                                         (560,185)     (569,855)       (485,223)       184,190
                                                             -----------   -----------     -----------    -----------
                                                              (1,188,108)      (62,807)     (1,017,993)     3,297,833
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                      --            --              --             --
   - Annuity Payments                                                 --            --          (2,473)            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                       --            --              20             --
                                                             -----------   -----------     -----------    -----------
                                                                      --            --          (2,453)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                     (1,188,108)      (62,807)     (1,020,446)     3,297,833
                                                             -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (1,532,312)   (2,827,956)     (1,192,434)     1,821,179
                                                             -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                              $ 1,685,829   $14,473,638     $ 2,092,893    $16,093,929
                                                             ===========   ===========     ===========    ===========

                                                              DELAWARE    DELAWARE VIPT
                                                DELAWARE     VIPT TREND    U.S. GROWTH    DELAWARE
                                               VIPT TREND  SERVICE CLASS  SERVICE CLASS  VIPT VALUE
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $1,971,080    $4,858,095     $2,233,571     $674,297
Changes From Operations:
   - Net investment income (loss)                 (25,330)      (85,974)       (32,458)         673
   - Net realized gain (loss) on investments       94,550       124,414         49,491       33,504
   - Net change in unrealized appreciation or
     depreciation on investments                   37,154       218,278         (7,367)     113,604
                                               ----------    ----------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      106,374       256,718          9,666      147,781
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,367       784,203        141,049          542
   - Contract withdrawals and transfers to
     annuity reserves                            (265,009)     (388,028)       (76,241)     (77,166)
   - Contract transfers                           (86,236)       76,293       (182,841)     103,088
                                               ----------    ----------     ----------     --------
                                                 (349,878)      472,468       (118,033)      26,464
   Annuity Reserves:
   - Annuity Payments                              (2,493)           --             --           --
   - Receipt of mortality guarantee
     adjustment                                        34            --             --           --
                                               ----------    ----------     ----------     --------
                                                   (2,459)           --             --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (352,337)      472,468       (118,033)      26,464
                                               ----------    ----------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (245,963)      729,186       (108,367)     174,245
                                               ----------    ----------     ----------     --------
NET ASSETS AT DECEMBER 31, 2006                 1,725,117     5,587,281      2,125,204      848,542
Changes From Operations:
   - Net investment income (loss)                 (21,016)      (93,821)       (33,934)       2,878
   - Net realized gain (loss) on investments      229,139       342,635         61,247      116,044
   - Net change in unrealized appreciation or
     depreciation on investments                  (68,803)      248,482        193,900     (137,980)
                                               ----------    ----------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      139,320       497,296        221,213      (19,058)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             7,629       494,905         92,834        3,742
   - Contract withdrawals and transfers to
     annuity reserves                            (283,417)     (388,317)      (185,280)    (215,086)
   - Contract transfers                          (273,590)     (511,573)         8,124      (10,154)
                                               ----------    ----------     ----------     --------
                                                 (549,378)     (404,985)       (84,322)    (221,498)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               --            --             --           --
   - Annuity Payments                                (381)           --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              21            --             --           --
                                               ----------    ----------     ----------     --------
                                                     (360)           --             --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (549,738)     (404,985)       (84,322)    (221,498)
                                               ----------    ----------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (410,418)       92,311        136,891     (240,556)
                                               ----------    ----------     ----------     --------
NET ASSETS AT DECEMBER 31, 2007                $1,314,699    $5,679,592     $2,262,095     $607,986
                                               ==========    ==========     ==========     ========

See accompanying notes.

                                                                            DWS VIP
                                               DELAWARE VIPT    DWS VIP    EQUITY 500     DWS VIP
                                                   VALUE      EQUITY 500      INDEX      SMALL CAP
                                               SERVICE CLASS     INDEX    SERVICE CLASS    INDEX
                                                SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 4,559,725  $6,139,908    $4,166,348   $1,515,442
Changes From Operations:
   - Net investment income (loss)                    (22,527)    (20,940)      (32,367)     (14,555)
   - Net realized gain (loss) on investments         190,789     185,056        53,461      119,456
   - Net change in unrealized appreciation or
     depreciation on investments                   1,076,044     623,397       621,457      137,385
                                                 -----------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       1,244,306     787,513       642,551      242,286
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            1,815,758     185,938       869,903       14,656
   - Contract withdrawals and transfers to
     annuity reserves                               (213,881)   (300,245)     (170,131)    (126,158)
   - Contract transfers                              921,140    (443,787)      191,953       76,802
                                                 -----------  ----------    ----------   ----------
                                                   2,523,017    (558,094)      891,725      (34,700)
   Annuity Reserves:
   - Annuity Payments                                     --    (112,091)         (903)          --
   - Receipt of mortality guarantee
     adjustment                                           --         855            52           --
                                                 -----------  ----------    ----------   ----------
                                                          --    (111,236)         (851)          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                2,523,017    (669,330)      890,874      (34,700)
                                                 -----------  ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            3,767,323     118,183     1,533,425      207,586
                                                 -----------  ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2006                    8,327,048   6,258,091     5,699,773    1,723,028
Changes From Operations:
   - Net investment income (loss)                    (34,796)      1,600       (19,617)     (10,255)
   - Net realized gain (loss) on investments         411,749     327,026       212,926      174,035
   - Net change in unrealized appreciation or
     depreciation on investments                    (917,174)    (89,758)        6,193     (223,215)
                                                 -----------  ----------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (540,221)    238,868       199,502      (59,435)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,303,905      68,740       278,083       19,733
   - Contract withdrawals and transfers to
     annuity reserves                               (475,863)   (603,704)     (356,733)    (326,861)
   - Contract transfers                              672,944    (173,982)      187,739      (24,995)
                                                 -----------  ----------    ----------   ----------
                                                   2,500,986    (708,946)      109,089     (332,123)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --          --            --           --
   - Annuity Payments                                     --    (121,922)         (973)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --         (96)           37           --
                                                 -----------  ----------    ----------   ----------
                                                          --    (122,018)         (936)          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                2,500,986    (830,964)      108,153     (332,123)
                                                 -----------  ----------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,960,765    (592,096)      307,655     (391,558)
                                                 -----------  ----------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2007                  $10,287,813  $5,665,995    $6,007,428   $1,331,470
                                                 ===========  ==========    ==========   ==========

                                                 DWS VIP      FIDELITY VIP
                                                SMALL CAP      CONTRAFUND
                                                  INDEX         SERVICE     FIDELITY VIP
                                               SERVICE CLASS      CLASS 2   EQUITY-INCOME
                                                SUBACCOUNT      SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $1,493,906    $10,498,823     $1,881,609
Changes From Operations:
   - Net investment income (loss)                   (26,995)       (85,362)        36,475
   - Net realized gain (loss) on investments         97,777      1,924,578        281,100
   - Net change in unrealized appreciation or
     depreciation on investments                    222,983       (265,499)        18,609
                                                 ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        293,765      1,573,717        336,184
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           1,038,403      8,727,031          3,054
   - Contract withdrawals and transfers to
     annuity reserves                               (51,817)      (583,955)      (192,397)
   - Contract transfers                             (37,422)     2,508,866         17,658
                                                 ----------    -----------     ----------
                                                    949,164     10,651,942       (171,685)
   Annuity Reserves:
   - Annuity Payments                                    --             --         (5,322)
   - Receipt of mortality guarantee
     adjustment                                          --             --             --
                                                 ----------    -----------     ----------
                                                         --             --         (5,322)
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 949,164     10,651,942       (177,007)
                                                 ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,242,929     12,225,659        159,177
                                                 ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2006                   2,736,835     22,724,482      2,040,786
Changes From Operations:
   - Net investment income (loss)                   (35,109)      (221,388)         5,113
   - Net realized gain (loss) on investments        220,641      9,091,917        227,787
   - Net change in unrealized appreciation or
     depreciation on investments                   (327,696)    (4,885,722)      (220,847)
                                                 ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (142,164)     3,984,807         12,053
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             474,588      9,953,259         10,188
   - Contract withdrawals and transfers to
     annuity reserves                              (122,985)    (1,151,953)      (236,773)
   - Contract transfers                             325,532      1,444,731        (81,488)
                                                 ----------    -----------     ----------
                                                    677,135     10,246,037       (308,073)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --             --             --
   - Annuity Payments                                    --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --             --             --
                                                 ----------    -----------     ----------
                                                         --             --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 677,135     10,246,037       (308,073)
                                                 ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             534,971     14,230,844       (296,020)
                                                 ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2007                  $3,271,806    $36,955,326     $1,744,766
                                                 ==========    ===========     ==========

                                               FIDELITY VIP
                                               EQUITY-INCOME
                                                  SERVICE     FIDELITY VIP
                                                  CLASS 2        GROWTH
                                                SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $3,676,713    $740,718
Changes From Operations:
   - Net investment income (loss)                     54,635      (6,704)
   - Net realized gain (loss) on investments         526,436       1,620
   - Net change in unrealized appreciation or
     depreciation on investments                      77,302      39,687
                                                  ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         658,373      34,603
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              111,569       1,539
   - Contract withdrawals and transfers to
     annuity reserves                               (124,172)   (130,204)
   - Contract transfers                              (45,360)    (13,682)
                                                  ----------    --------
                                                     (57,963)   (142,347)
   Annuity Reserves:
   - Annuity Payments                                     --          --
   - Receipt of mortality guarantee
     adjustment                                           --          --
                                                  ----------    --------
                                                          --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  (57,963)   (142,347)
                                                  ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              600,410    (107,744)
                                                  ----------    --------
NET ASSETS AT DECEMBER 31, 2006                    4,277,123     632,974
Changes From Operations:
   - Net investment income (loss)                     (2,961)     (3,801)
   - Net realized gain (loss) on investments         428,504      21,510
   - Net change in unrealized appreciation or
     depreciation on investments                    (438,049)    130,715
                                                  ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (12,506)    148,424
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               74,861      10,132
   - Contract withdrawals and transfers to
     annuity reserves                               (415,397)    (91,137)
   - Contract transfers                             (115,729)    (22,651)
                                                  ----------    --------
                                                    (456,265)   (103,656)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --          --
   - Annuity Payments                                     --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          --
                                                  ----------    --------
                                                          --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (456,265)   (103,656)
                                                  ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (468,771)     44,768
                                                  ----------    --------
NET ASSETS AT DECEMBER 31, 2007                   $3,808,352    $677,742
                                                  ==========    ========

                                               FIDELITY VIP  FIDELITY VIP                FIDELITY VIP
                                                  GROWTH      MID CAP                     OVERSEAS
                                                  SERVICE     SERVICE      FIDELITY VIP    SERVICE
                                                  CLASS 2     CLASS 2        OVERSEAS      CLASS 2
                                                SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $2,306,059    $ 1,849,992   $ 389,012     $4,296,145
Changes From Operations:
   - Net investment income (loss)                  (35,626)       (64,277)     (1,921)       (42,136)
   - Net realized gain (loss) on investments        30,541        269,034      26,063        157,213
   - Net change in unrealized appreciation or
     depreciation on investments                   132,788        171,432      32,239        618,677
                                                ----------    -----------   ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       127,703        376,189      56,381        733,754
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            499,982      3,407,600         210        597,686
   - Contract withdrawals and transfers to
     annuity reserves                             (192,039)      (168,590)    (10,299)      (206,881)
   - Contract transfers                            152,985      1,611,701     (42,275)        49,532
                                                ----------    -----------   ---------     ----------
                                                   460,928      4,850,711     (52,364)       440,337
   Annuity Reserves:
   - Annuity Payments                                   --             --          --             --
   - Receipt of mortality guarantee adjustment          --             --          --             --
                                                ----------    -----------   ---------     ----------
                                                        --             --          --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                460,928      4,850,711     (52,364)       440,337
                                                ----------    -----------   ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            588,631      5,226,900       4,017      1,174,091
                                                ----------    -----------   ---------     ----------
NET ASSETS AT DECEMBER 31, 2006                  2,894,690      7,076,892     393,029      5,470,236
Changes From Operations:
   - Net investment income (loss)                  (42,009)      (116,694)      7,431         87,800
   - Net realized gain (loss) on investments       113,997        765,117      88,019        573,887
   - Net change in unrealized appreciation or
     depreciation on investments                   693,305        429,518     (51,824)       192,186
                                                ----------    -----------   ---------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       765,293      1,077,941      43,626        853,873
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            718,543      4,037,705          --        533,624
   - Contract withdrawals and transfers to
     annuity reserves                             (200,708)      (466,360)    (35,782)      (306,460)
   - Contract transfers                            170,495      2,224,936     (89,077)       358,423
                                                ----------    -----------   ---------     ----------
                                                   688,330      5,796,281    (124,859)       585,587
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                --             --          --             --
   - Annuity Payments                                   --             --          --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             --          --             --
                                                ----------    -----------   ---------     ----------
                                                        --             --          --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                688,330      5,796,281    (124,859)       585,587
                                                ----------    -----------   ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,453,623      6,874,222     (81,233)     1,439,460
                                                ----------    -----------   ---------     ----------
NET ASSETS AT DECEMBER 31, 2007                 $4,348,313    $13,951,114   $ 311,796     $6,909,696
                                                ==========    ===========   =========     ==========

See accompanying notes.

                                                                FTVIPT
                                                  FTVIPT       FRANKLIN       FTVIPT         FTVIPT
                                                 FRANKLIN   SMALL-MID CAP     MUTUAL       TEMPLETON
                                                  INCOME        GROWTH        SHARES     GLOBAL INCOME
                                                SECURITIES    SECURITIES    SECURITIES     SECURITIES
                                                  CLASS 2       CLASS 2       CLASS 2        CLASS 2
                                                SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $        --    $3,967,452    $        --    $  613,397
Changes From Operations:
   - Net investment income (loss)                   (8,276)      (71,440)       (13,615)       17,422
   - Net realized gain (loss) on investments          (341)      128,177         16,243         6,935
   - Net change in unrealized appreciation or
     depreciation on investments                   134,787       249,034        202,183       121,223
                                               -----------    ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       126,170       305,771        204,811       145,580
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          3,159,627       915,570      1,983,041     1,620,681
   - Contract withdrawals and transfers to
     annuity reserves                              (29,847)     (460,895)       (30,763)      (84,018)
   - Contract transfers                            802,093       338,696      1,200,326       466,907
                                               -----------    ----------    -----------    ----------
                                                 3,931,873       793,371      3,152,604     2,003,570
   Annuity Reserves:
   - Annuity Payments                                   --        (3,572)            --            --
   - Receipt of mortality guarantee
     adjustment                                         --            16             --            --
                                               -----------    ----------    -----------    ----------
                                                        --        (3,556)            --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              3,931,873       789,815      3,152,604     2,003,570
                                               -----------    ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          4,058,043     1,095,586      3,357,415     2,149,150
                                               -----------    ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                  4,058,043     5,063,038      3,357,415     2,762,547
Changes From Operations:
   - Net investment income (loss)                  135,853       (98,947)       (24,485)       38,366
   - Net realized gain (loss) on investments        59,998       586,383        258,095        23,769
   - Net change in unrealized appreciation or
     depreciation on investments                  (287,220)      (79,943)      (419,208)      306,942
                                               -----------    ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (91,369)      407,493       (185,598)      369,077
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                         10,153,662     2,136,334      7,172,495     2,790,298
   - Contract withdrawals and transfers to
     annuity reserves                             (288,934)     (478,112)      (154,301)     (267,565)
   - Contract transfers                          3,686,922       749,470      2,663,319     1,422,581
                                               -----------    ----------    -----------    ----------
                                                13,551,650     2,407,692      9,681,513     3,945,314
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                --            --             --            --
   - Annuity Payments                                   --        (1,753)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --            (1)            --            --
                                               -----------    ----------    -----------    ----------
                                                        --        (1,754)            --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             13,551,650     2,405,938      9,681,513     3,945,314
                                               -----------    ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         13,460,281     2,813,431      9,495,915     4,314,391
                                               -----------    ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2007                $17,518,324    $7,876,469    $12,853,330    $7,076,938
                                               ===========    ==========    ===========    ==========

                                                  FTVIPT                           JANUS
                                                TEMPLETON         JANUS        ASPEN SERIES
                                                  GROWTH      ASPEN SERIES        MID CAP
                                                SECURITIES  BALANCED SERVICE      GROWTH
                                                 CLASS 2         SHARES       SERVICE SHARES
                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
--------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $ 5,298,701     $1,113,578       $1,180,952
Changes From Operations:
   - Net investment income (loss)                  (19,034)         3,846          (17,610)
   - Net realized gain (loss) on investments       459,864         15,887           67,396
   - Net change in unrealized appreciation or
     depreciation on investments                   869,276         72,000           69,266
                                               -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     1,310,106         91,733          119,052
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          2,259,560         24,041           26,915
   - Contract withdrawals and transfers to
     annuity reserves                             (538,739)       (76,461)         (70,693)
   - Contract transfers                            590,013        (36,014)        (163,010)
                                               -----------     ----------       ----------
                                                 2,310,834        (88,434)        (206,788)
   Annuity Reserves:
   - Annuity Payments                               (1,804)            --               --
   - Receipt of mortality guarantee adjustment          14             --               --
                                               -----------     ----------       ----------
                                                    (1,790)            --               --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              2,309,044        (88,434)        (206,788)
                                               -----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          3,619,150          3,299          (87,736)
                                               -----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2006                  8,917,851      1,116,877        1,093,216
Changes From Operations:
   - Net investment income (loss)                  (25,478)         6,847          (17,903)
   - Net realized gain (loss) on investments       671,491         59,427           59,421
   - Net change in unrealized appreciation or
     depreciation on investments                  (602,852)        24,075          168,777
                                               -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        43,161         90,349          210,295
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                          1,684,044         26,384            4,260
   - Contract withdrawals and transfers to
     annuity reserves                             (616,692)      (289,979)         (96,044)
   - Contract transfers                            (20,973)        86,944           49,434
                                               -----------     ----------       ----------
                                                 1,046,379       (176,651)         (42,350)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                --             --               --
   - Annuity Payments                               (1,958)            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (1)            --               --
                                               -----------     ----------       ----------
                                                    (1,959)            --               --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,044,420       (176,651)         (42,350)
                                               -----------     ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,087,581        (86,302)         167,945
                                               -----------     ----------       ----------
NET ASSETS AT DECEMBER 31, 2007                $10,005,432     $1,030,575       $1,261,161
                                               ===========     ==========       ==========

                                                    JANUS      LINCOLN VIPT
                                                ASPEN SERIES       BARON
                                                  WORLDWIDE       GROWTH
                                                   GROWTH      OPPORTUNITIES
                                               SERVICE SHARES  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $33,141        $       --
Changes From Operations:
   - Net investment income (loss)                      33              (559)
   - Net realized gain (loss) on investments          152               555
   - Net change in unrealized appreciation or
     depreciation on investments                    5,157             8,301
                                                  -------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        5,342             8,297
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --           128,189
   - Contract withdrawals and transfers to
     annuity reserves                                 (56)             (363)
   - Contract transfers                              (286)           28,130
                                                  -------        ----------
                                                     (342)          155,956
   Annuity Reserves:
   - Annuity Payments                                  --                --
   - Receipt of mortality guarantee
     adjustment                                        --                --
                                                  -------        ----------
                                                       --                --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  (342)          155,956
                                                  -------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,000           164,253
                                                  -------        ----------
NET ASSETS AT DECEMBER 31, 2006                    38,141           164,253
Changes From Operations:
   - Net investment income (loss)                    (404)          (20,986)
   - Net realized gain (loss) on investments          275            53,771
   - Net change in unrealized appreciation or
     depreciation on investments                    3,080          (159,548)
                                                  -------        ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        2,951          (126,763)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --         2,515,406
   - Contract withdrawals and transfers to
     annuity reserves                                 (57)          (12,475)
   - Contract transfers                                49           980,599
                                                  -------        ----------
                                                       (8)        3,483,530
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               --                --
   - Annuity Payments                                  --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --                --
                                                  -------        ----------
                                                       --                --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    (8)        3,483,530
                                                  -------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,943         3,356,767
                                                  -------        ----------
NET ASSETS AT DECEMBER 31, 2007                   $41,084        $3,521,020
                                                  =======        ==========

                                                                                          LINCOLN VIPT
                                                                                            COHEN &
                                                                           LINCOLN VIPT  STEERS GLOBAL    LINCOLN    LINCOLN VIPT
                                                                          CAPITAL GROWTH  REAL ESTATE    VIPT CORE     DELAWARE
                                                                          SERVICE CLASS  SERVICE CLASS SERVICE CLASS     BOND
                                                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                                $     --      $       --    $  41,169   $ 23,305,870
Changes From Operations:
   - Net investment income (loss)                                                  --              --       (1,108)       677,367
   - Net realized gain (loss) on investments                                       --              --        1,728        (53,952)
   - Net change in unrealized appreciation or depreciation on investments          --              --       13,498         93,735
                                                                             --------      ----------    ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 --              --       14,118        717,150
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                            --              --      158,020        698,059
   - Contract withdrawals and transfers to annuity reserves                        --              --         (601)    (1,638,477)
   - Contract transfers                                                            --              --       31,519        329,596
                                                                             --------      ----------    ---------   ------------
                                                                                   --              --      188,938       (610,822)
   Annuity Reserves:
   - Annuity Payments                                                              --              --           --         (6,657)
   - Receipt of mortality guarantee adjustment                                     --              --           --             74
                                                                             --------      ----------    ---------   ------------
                                                                                   --              --           --         (6,583)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                          --              --      188,938       (617,405)
                                                                             --------      ----------    ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --              --      203,056         99,745
                                                                             --------      ----------    ---------   ------------
NET ASSETS AT DECEMBER 31, 2006                                                    --              --      244,225     23,405,615
Changes From Operations:
   - Net investment income (loss)                                              (1,718)         (3,313)      (1,244)       757,804
   - Net realized gain (loss) on investments                                      (56)           (176)      15,726        (30,359)
   - Net change in unrealized appreciation or depreciation on investments         387        (156,548)     (13,228)       132,265
                                                                             --------      ----------    ---------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             (1,387)       (160,037)       1,254        859,710
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                       203,857       1,149,427            2        259,022
   - Contract withdrawals and transfers to annuity reserves                    (1,180)         (6,711)      (2,034)    (2,275,713)
   - Contract transfers                                                       458,719         609,264     (243,447)         6,346
                                                                             --------      ----------    ---------   ------------
                                                                              661,396       1,751,980     (245,479)    (2,010,345)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                      --              --           --             --
   - Annuity Payments                                                              --              --           --           (802)
   - Receipt (reimbursement) of mortality guarantee adjustment                     --              --           --             44
                                                                             --------      ----------    ---------   ------------
                                                                                   --              --           --           (758)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                     661,396       1,751,980     (245,479)    (2,011,103)
                                                                             --------      ----------    ---------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       660,009       1,591,943     (244,225)    (1,151,393)
                                                                             --------      ----------    ---------   ------------
NET ASSETS AT DECEMBER 31, 2007                                              $660,009      $1,591,943    $      --   $ 22,254,222
                                                                             ========      ==========    =========   ============

See accompanying notes.

                                                                                         LINCOLN VIPT               LINCOLN VIPT
                                                                          LINCOLN VIPT    DELAWARE    LINCOLN VIPT   DELAWARE
                                                                            DELAWARE       GROWTH       DELAWARE      SOCIAL
                                                                              BOND       AND INCOME      SOCIAL      AWARENESS
                                                                          SERVICE CLASS SERVICE CLASS   AWARENESS  SERVICE CLASS
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                              $20,057,304    $ 287,571    $1,383,159    $3,059,732
Changes From Operations:
   - Net investment income (loss)                                              692,798       (1,540)       (9,473)      (28,609)
   - Net realized gain (loss) on investments                                   (78,184)         446        32,818        54,620
   - Net change in unrealized appreciation or depreciation on investments      132,296       41,394       118,482       289,676
                                                                           -----------    ---------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             746,910       40,300       141,827       315,687
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                      5,276,193       88,797        37,767       202,696
   - Contract withdrawals and transfers to annuity reserves                 (2,368,429)      (6,707)     (100,517)      (95,635)
   - Contract transfers                                                      2,242,713       70,922         5,615       (47,333)
                                                                           -----------    ---------    ----------    ----------
                                                                             5,150,477      153,012       (57,135)       59,728
Annuity Reserves:
   - Annuity Payments                                                           (1,529)          --            --            --
   - Receipt of mortality guarantee adjustment                                      85           --            --            --
                                                                           -----------    ---------    ----------    ----------
                                                                                (1,444)          --            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                    5,149,033      153,012       (57,135)       59,728
                                                                           -----------    ---------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      5,895,943      193,312        84,692       375,415
                                                                           -----------    ---------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                                             25,953,247      480,883     1,467,851     3,435,147
Changes From Operations:
   - Net investment income (loss)                                              904,803       (2,975)      (10,251)      (32,831)
   - Net realized gain (loss) on investments                                   (21,793)       4,933        57,603        91,571
   - Net change in unrealized appreciation or depreciation on investments       89,801        9,516       (25,032)      (18,270)
                                                                           -----------    ---------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             972,811       11,474        22,320        40,470
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                      4,381,790      119,803        11,166       128,088
   - Contract withdrawals and transfers to annuity reserves                 (1,871,915)     (18,544)     (109,575)     (163,507)
   - Contract transfers                                                        157,136      183,022       (37,105)      (90,216)
                                                                           -----------    ---------    ----------    ----------
                                                                             2,667,011      284,281      (135,514)     (125,635)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                       --           --        12,240            --
   - Annuity Payments                                                           (1,531)          --          (572)           --
   - Receipt (reimbursement) of mortality guarantee adjustment                      61           --          (116)           --
                                                                           -----------    ---------    ----------    ----------
                                                                                (1,470)          --        11,552            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                    2,665,541      284,281      (123,962)     (125,635)
                                                                           -----------    ---------    ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      3,638,352      295,755      (101,642)      (85,165)
                                                                           -----------    ---------    ----------    ----------
NET ASSETS AT DECEMBER 31, 2007                                            $29,591,599    $ 776,638    $1,366,209    $3,349,982
                                                                           ===========    =========    ==========    ==========

                                                                          LINCOLN VIPT
                                                                            DELAWARE                                  LINCOLN VIPT
                                                                            SPECIAL    LINCOLN VIPT FI  LINCOLN VIPT     GROWTH
                                                                         OPPORTUNITIES  EQUITY-INCOME     GROWTH     OPPORTUNITIES
                                                                         SERVICE CLASS  SERVICE CLASS  SERVICE CLASS SERVICE CLASS
                                                                           SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                               $     --      $  156,741     $     --      $  58,631
Changes From Operations:
   - Net investment income (loss)                                                 --            (839)        (154)        (5,628)
   - Net realized gain (loss) on investments                                      --          20,711         (193)        (6,921)
   - Net change in unrealized appreciation or depreciation on investments         --          10,934          960          1,573
                                                                            --------      ----------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                --          30,806          613        (10,976)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                           --         251,296        4,351        327,899
   - Contract withdrawals and transfers to annuity reserves                       --          (5,543)         (62)       (25,935)
   - Contract transfers                                                           --         143,165       40,653        138,697
                                                                            --------      ----------     --------      ---------
                                                                                  --         388,918       44,942        440,661
   Annuity Reserves:
   - Annuity Payments                                                             --              --           --             --
   - Receipt of mortality guarantee adjustment                                    --              --           --             --
                                                                            --------      ----------     --------      ---------
                                                                                  --              --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                         --         388,918       44,942        440,661
                                                                            --------      ----------     --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           --         419,724       45,555        429,685
                                                                            --------      ----------     --------      ---------
NET ASSETS AT DECEMBER 31, 2006                                                   --         576,465       45,555        488,316
Changes From Operations:
   - Net investment income (loss)                                                (69)         (3,661)        (413)        (3,906)
   - Net realized gain (loss) on investments                                   2,434          78,902        6,065         28,222
   - Net change in unrealized appreciation or depreciation on investments     (8,459)        (77,897)        (960)        (3,787)
                                                                            --------      ----------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            (6,094)         (2,656)       4,692         20,529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                      194,619         510,568       20,870         33,554
   - Contract withdrawals and transfers to annuity reserves                   (2,178)        (74,995)        (580)        (4,963)
   - Contract transfers                                                       77,447         153,945      (70,537)      (537,436)
                                                                            --------      ----------     --------      ---------
                                                                             269,888         589,518      (50,247)      (508,845)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                     --              --           --             --
   - Annuity Payments                                                             --              --           --             --
   - Receipt (reimbursement) of mortality guarantee adjustment                    --              --           --             --
                                                                            --------      ----------     --------      ---------
                                                                                  --              --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                    269,888         589,518      (50,247)      (508,845)
                                                                            --------      ----------     --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      263,794         586,862      (45,555)      (488,316)
                                                                            --------      ----------     --------      ---------
NET ASSETS AT DECEMBER 31, 2007                                             $263,794      $1,163,327     $     --      $      --
                                                                            ========      ==========     ========      =========


                                                                           LINCOLN VIPT
                                                                          JANUS CAPITAL
                                                                          APPRECIATION
                                                                            SUBACCOUNT
---------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                                                $212,459
Changes From Operations:
   - Net investment income (loss)                                              (2,974)
   - Net realized gain (loss) on investments                                    2,166
   - Net change in unrealized appreciation or depreciation on investments      18,365
                                                                             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             17,557
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                        15,109
   - Contract withdrawals and transfers to annuity reserves                   (12,162)
   - Contract transfers                                                         6,528
                                                                             --------
                                                                                9,475
   Annuity Reserves:
   - Annuity Payments                                                              --
   - Receipt of mortality guarantee adjustment                                     --
                                                                             --------
                                                                                   --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                       9,475
                                                                             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        27,032
                                                                             --------
NET ASSETS AT DECEMBER 31, 2006                                               239,491
Changes From Operations:
   - Net investment income (loss)                                              (2,996)
   - Net realized gain (loss) on investments                                   17,298
   - Net change in unrealized appreciation or depreciation on investments      27,376
                                                                             --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             41,678
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                             1
   - Contract withdrawals and transfers to annuity reserves                   (45,493)
   - Contract transfers                                                        (6,838)
                                                                             --------
                                                                              (52,330)
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                      --
   - Annuity Payments                                                              --
   - Receipt (reimbursement) of mortality guarantee adjustment                     --
                                                                             --------
                                                                                   --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                                     (52,330)
                                                                             --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (10,652)
                                                                             --------
NET ASSETS AT DECEMBER 31, 2007                                              $228,839
                                                                             ========

                                                LINCOLN VIPT   LINCOLN VIPT
                                                   JANUS         MARSICO                      LINCOLN VIPT
                                                  CAPITAL     INTERNATIONAL    LINCOLN VIPT     MID-CAP
                                               APPRECIATION      GROWTH         MFS VALUE       GROWTH
                                               SERVICE CLASS  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $  299,582      $     --              $--      $     --
Changes From Operations:
   - Net investment income (loss)                    (5,366)           --               --            --
   - Net realized gain (loss) on investments          1,289            --               --            --
   - Net change in unrealized appreciation or
     depreciation on investments                     30,748            --               --            --
                                                 ----------      --------       ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         26,671            --               --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              60,285            --               --            --
   - Contract withdrawals and transfers to
     annuity reserves                               (11,276)           --               --            --
   - Contract transfers                               4,878            --               --            --
                                                 ----------      --------       ----------      --------
                                                     53,887            --               --            --
   Annuity Reserves:
   - Annuity Payments                                    --            --               --            --
   - Receipt of mortality guarantee
     adjustment                                          --            --               --            --
                                                 ----------      --------       ----------      --------
                                                         --            --               --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  53,887            --               --            --
                                                 ----------      --------       ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              80,558            --               --            --
                                                 ----------      --------       ----------      --------
NET ASSETS AT DECEMBER 31, 2006                     380,140            --               --            --
Changes From Operations:
   - Net investment income (loss)                    (8,875)         (360)             320        (3,533)
   - Net realized gain (loss) on investments          9,372         1,455              460           875
   - Net change in unrealized appreciation or
     depreciation on investments                     96,642        23,469           (3,055)       27,571
                                                 ----------      --------       ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         97,139        24,564           (2,275)       24,913
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             415,173       441,259          538,246       572,535
   - Contract withdrawals and transfers to
     annuity reserves                               (24,448)      (26,923)         (11,801)       (7,283)
   - Contract transfers                             155,647       475,032          476,351       225,614
                                                 ----------      --------       ----------      --------
                                                    546,372       889,368        1,002,796       790,866
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --            --               --            --
   - Annuity Payments                                    --            --               --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --               --            --
                                                 ----------      --------       ----------      --------
                                                         --            --               --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 546,372       889,368        1,002,796       790,866
                                                 ----------      --------       ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             643,511       913,932        1,000,521       815,779
                                                 ----------      --------       ----------      --------
NET ASSETS AT DECEMBER 31, 2007                  $1,023,651      $913,932       $1,000,521      $815,779
                                                 ==========      ========       ==========      ========

See accompanying notes.

                                                                              LINCOLN VIPT
                                               LINCOLN VIPT    LINCOLN VIPT    MONDRIAN
                                                  MID-CAP        MONDRIAN    INTERNATIONAL                LINCOLN VIPT
                                                   VALUE      INTERNATIONAL  VALUE SERVICE  LINCOLN VIPT  MONEY MARKET
                                               SERVICE CLASS      VALUE          CLASS      MONEY MARKET  SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $       --     $2,983,478     $ 6,673,564   $ 7,330,561    $ 4,935,919
Changes From Operations:
   - Net investment income (loss)                       --         49,168         101,474       224,011        217,094
   - Net realized gain (loss) on investments            --        200,041         205,215            --             --
   - Net change in unrealized appreciation or
     depreciation on investments                        --        602,140       1,679,768            --             --
                                                ----------     ----------     -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                            --        851,349       1,986,457       224,011        217,094
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --        644,297       1,689,813       734,879      5,531,117
   - Contract withdrawals and transfers to
     annuity reserves                                   --       (212,275)       (231,636)   (2,704,899)      (951,071)
   - Contract transfers                                 --       (513,256)       (473,114)    1,170,834        900,797
                                                ----------     ----------     -----------   -----------    -----------
                                                        --        (81,234)        985,063      (799,186)     5,480,843
   Annuity Reserves:
   - Annuity Payments                                   --             --          (1,011)       (2,303)            --
   - Receipt of mortality guarantee
     adjustment                                         --             --              59            --             --
                                                ----------     ----------     -----------   -----------    -----------
                                                        --             --            (952)       (2,303)            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                     --        (81,234)        984,111      (801,489)     5,480,843
                                                ----------     ----------     -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --        770,115       2,970,568      (577,478)     5,697,937
                                                ----------     ----------     -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2006                         --      3,753,593       9,644,132     6,753,083     10,633,856
Changes From Operations:
   - Net investment income (loss)                   (3,818)        18,382          27,352       216,116        374,148
   - Net realized gain (loss) on investments        (2,857)       234,635         671,530            --             --
   - Net change in unrealized appreciation or
     depreciation on investments                   (91,067)       109,875         238,401            --             --
                                                ----------     ----------     -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (97,742)       362,892         937,283       216,116        374,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            742,526          9,411       1,945,249         8,457      8,696,921
   - Contract withdrawals and transfers to
     annuity reserves                              (13,501)      (259,376)       (680,388)   (2,046,894)    (3,120,625)
   - Contract transfers                            303,422        175,961          50,564     1,357,845       (361,538)
                                                ----------     ----------     -----------   -----------    -----------
                                                 1,032,447        (74,004)      1,315,425      (680,592)     5,214,758
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                --             --              --            --             --
   - Annuity Payments                                   --             --          (1,170)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --             --              46            --             --
                                                ----------     ----------     -----------   -----------    -----------
                                                        --             --          (1,124)           --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              1,032,447        (74,004)      1,314,301      (680,592)     5,214,758
                                                ----------     ----------     -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            934,705        288,888       2,251,584      (464,476)     5,588,906
                                                ----------     ----------     -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                 $  934,705     $4,042,481     $11,895,716   $ 6,288,607    $16,222,762
                                                ==========     ==========     ===========   ===========    ===========

                                                              LINCOLN VIPT   LINCOLN VIPT  LINCOLN VIPT
                                               LINCOLN VIPT     S&P 500       SMALL-CAP    T. ROWE PRICE
                                                  S&P 500    INDEX SERVICE      INDEX      GROWTH STOCK
                                                   INDEX         CLASS      SERVICE CLASS  SERVICE CLASS
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $     --      $       --      $     --       $    --
Changes From Operations:
   - Net investment income (loss)                      --              --            --            --
   - Net realized gain (loss) on investments           --              --            --            --
   - Net change in unrealized appreciation or
     depreciation on investments                       --              --            --            --
                                                 --------      ----------      --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           --              --            --            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --              --            --            --
   - Contract withdrawals and transfers to
     annuity reserves                                  --              --            --            --
   - Contract transfers                                --              --            --            --
                                                 --------      ----------      --------       -------
                                                       --              --            --            --
   Annuity Reserves:
   - Annuity Payments                                  --              --            --            --
   - Receipt of mortality guarantee
     adjustment                                        --              --            --            --
                                                 --------      ----------      --------       -------
                                                       --              --            --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    --              --            --            --
                                                 --------      ----------      --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                --              --            --            --
                                                 --------      ----------      --------       -------
NET ASSETS AT DECEMBER 31, 2006                        --              --            --            --
Changes From Operations:
   - Net investment income (loss)                     839           3,813          (936)         (159)
   - Net realized gain (loss) on investments           15             (61)       (3,154)          (20)
   - Net change in unrealized appreciation or
     depreciation on investments                      296         (34,040)      (26,578)       (2,703)
                                                 --------      ----------      --------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        1,150         (30,288)      (30,668)       (2,882)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                --       1,326,453       400,511        79,328
   - Contract withdrawals and transfers to
     annuity reserves                                  --          (7,457)       (4,690)         (655)
   - Contract transfers                           135,270         509,381       159,502        10,477
                                                 --------      ----------      --------       -------
                                                  135,270       1,828,377       555,323        89,150
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               --              --            --            --
   - Annuity Payments                                  --              --            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --              --            --            --
                                                 --------      ----------      --------       -------
                                                       --              --            --            --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               135,270       1,828,377       555,323        89,150
                                                 --------      ----------      --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS           136,420       1,798,089       524,655        86,268
                                                 --------      ----------      --------       -------
NET ASSETS AT DECEMBER 31, 2007                  $136,420      $1,798,089      $524,655       $86,268
                                                 ========      ==========      ========       =======

                                                               LINCOLN VIPT
                                                LINCOLN VIPT  T. ROWE PRICE
                                               T. ROWE PRICE    STRUCTURED    LINCOLN VIPT
                                                 STRUCTURED      MID-CAP       TEMPLETON      LINCOLN VIPT
                                                  MID-CAP        GROWTH         GROWTH         UBS GLOBAL
                                                  GROWTH      SERVICE CLASS  SERVICE CLASS  ASSET ALLOCATION
                                                SUBACCOUNT      SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 70,947      $  119,067     $       --        $ 461,997
Changes From Operations:
   - Net investment income (loss)                  (1,272)         (4,078)            --             (344)
   - Net realized gain (loss) on investments          285           2,449             --           35,848
   - Net change in unrealized appreciation or
     depreciation on investments                    7,035          27,097             --           41,423
                                                 --------      ----------     ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        6,048          25,468             --           76,927
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,599         323,939             --           67,336
   - Contract withdrawals and transfers to
     annuity reserves                                 (99)         (2,087)            --          (15,073)
   - Contract transfers                             1,065          19,820             --           93,115
                                                 --------      ----------     ----------        ---------
                                                    9,565         341,672             --          145,378
   Annuity Reserves:
   - Annuity Payments                                  --              --             --               --
   - Receipt of mortality guarantee adjustment         --              --             --               --
                                                 --------      ----------     ----------        ---------
                                                       --              --             --               --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 9,565         341,672             --          145,378
                                                 --------      ----------     ----------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            15,613         367,140             --          222,305
                                                 --------      ----------     ----------        ---------
NET ASSETS AT DECEMBER 31, 2006                    86,560         486,207             --          684,302
Changes From Operations:
   - Net investment income (loss)                  (1,742)        (10,176)        16,696            1,155
   - Net realized gain (loss) on investments          762          21,004            (59)          43,366
   - Net change in unrealized appreciation or
     depreciation on investments                   11,239          46,636        (44,868)         (10,869)
                                                 --------      ----------     ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       10,259          57,464        (28,231)          33,652
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            19,487         589,937      1,838,698               --
   - Contract withdrawals and transfers to
     annuity reserves                                (191)        (23,629)        (5,003)         (25,807)
   - Contract transfers                            21,570         138,991        405,107          (10,422)
                                                 --------      ----------     ----------        ---------
                                                   40,866         705,299      2,238,802          (36,229)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               --              --             --               --
   - Annuity Payments                                  --              --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --              --             --               --
                                                 --------      ----------     ----------        ---------
                                                       --              --             --               --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                40,866         705,299      2,238,802          (36,229)
                                                 --------      ----------     ----------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            51,125         762,763      2,210,571           (2,577)
                                                 --------      ----------     ----------        ---------
NET ASSETS AT DECEMBER 31, 2007                  $137,685      $1,248,970     $2,210,571        $ 681,725
                                                 ========      ==========     ==========        =========

See accompanying notes.

                                                 LINCOLN VIPT     LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                                  UBS GLOBAL         VALUE      WILSHIRE 2010  WILSHIRE 2020  WILSHIRE 2030
                                               ASSET ALLOCATION  OPPORTUNITIES     PROFILE        PROFILE        PROFILE
                                                 SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $  316,778       $     --        $     --       $   --         $   --
Changes From Operations:
   - Net investment income (loss)                      3,896             --              --           --             --
   - Net realized gain (loss) on investments          20,058             --              --           --             --
   - Net change in unrealized appreciation or
     depreciation on investments                     105,468             --              --           --             --
                                                  ----------       --------        --------       ------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         129,422             --              --           --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            1,189,635             --              --           --             --
   - Contract withdrawals and transfers to
     annuity reserves                                (23,028)            --              --           --             --
   - Contract transfers                              181,868             --              --           --             --
                                                  ----------       --------        --------       ------         ------
                                                   1,348,475             --              --           --             --
   Annuity Reserves:
   - Annuity Payments                                     --             --              --           --             --
   - Receipt of mortality guarantee adjustment            --             --              --           --             --
                                                  ----------       --------        --------       ------         ------
                                                          --             --              --           --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                1,348,475             --              --           --             --
                                                  ----------       --------        --------       ------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,477,897             --              --           --             --
                                                  ----------       --------        --------       ------         ------
NET ASSETS AT DECEMBER 31, 2006                    1,794,675             --              --           --             --
Changes From Operations:
   - Net investment income (loss)                     (2,546)            67            (407)         (26)            (4)
   - Net realized gain (loss) on investments         130,802            (55)            (12)         290             --
   - Net change in unrealized appreciation or
     depreciation on investments                     (37,059)        (6,750)            (70)         241            172
                                                  ----------       --------        --------       ------         ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          91,197         (6,738)           (489)         505            168
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              775,038         95,998              --        2,318          7,503
   - Contract withdrawals and transfers to
     annuity reserves                               (171,402)        (1,128)         (2,849)        (313)            --
   - Contract transfers                              252,365         51,361         303,277        6,386             --
                                                  ----------       --------        --------       ------         ------
                                                     856,001        146,231         300,428        8,391          7,503
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --             --              --           --             --
   - Annuity Payments                                     --             --              --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --             --              --           --             --
                                                  ----------       --------        --------       ------         ------
                                                          --             --              --           --             --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  856,001        146,231         300,428        8,391          7,503
                                                  ----------       --------        --------       ------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS              947,198        139,493         299,939        8,896          7,671
                                                  ----------       --------        --------       ------         ------
NET ASSETS AT DECEMBER 31, 2007                   $2,741,873       $139,493        $299,939       $8,896         $7,671
                                                  ==========       ========        ========       ======         ======

                                                                LINCOLN VIPT   LINCOLN VIPT   LINCOLN VIPT
                                                LINCOLN VIPT     WILSHIRE       WILSHIRE       WILSHIRE
                                               WILSHIRE 2040    AGGRESSIVE    CONSERVATIVE     MODERATE
                                                  PROFILE        PROFILE        PROFILE        PROFILE
                                               SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $   --       $  288,325     $  842,274     $ 8,526,260
Changes From Operations:
   - Net investment income (loss)                     --          (10,544)           718         (97,945)
   - Net realized gain (loss) on investments          --            5,896         31,419         116,310
   - Net change in unrealized appreciation or
     depreciation on investments                      --          159,110        140,859       1,465,423
                                                  ------       ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          --          154,462        172,996       1,483,788
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               --          953,424        747,579       7,384,035
   - Contract withdrawals and transfers to
     annuity reserves                                 --           (5,564)       (25,331)       (451,376)
   - Contract transfers                               --           32,562        785,155       2,149,237
                                                  ------       ----------     ----------     -----------
                                                      --          980,422      1,507,403       9,081,896
   Annuity Reserves:
   - Annuity Payments                                 --               --             --              --
   - Receipt of mortality guarantee adjustment        --               --             --              --
                                                  ------       ----------     ----------     -----------
                                                      --               --             --              --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   --          980,422      1,507,403       9,081,896
                                                  ------       ----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               --        1,134,884      1,680,399      10,565,684
                                                  ------       ----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2006                       --        1,423,209      2,522,673      19,091,944
Changes From Operations:
   - Net investment income (loss)                     (4)         (16,859)         9,280         (69,863)
   - Net realized gain (loss) on investments          --          103,039         73,739         361,096
   - Net change in unrealized appreciation or
     depreciation on investments                     (75)          77,913        103,674       1,320,051
                                                  ------       ----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         (79)         164,093        186,693       1,611,284
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                4          750,928      1,051,332       7,913,851
   - Contract withdrawals and transfers to
     annuity reserves                                 (1)         (13,111)      (217,584)       (753,457)
   - Contract transfers                            5,027          178,215        799,265       2,995,598
                                                  ------       ----------     ----------     -----------
                                                   5,030          916,032      1,633,013      10,155,992
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                              --               --             --              --
   - Annuity Payments                                 --               --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             --               --             --              --
                                                  ------       ----------     ----------     -----------
                                                      --               --             --              --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                5,030          916,032      1,633,013      10,155,992
                                                  ------       ----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,951        1,080,125      1,819,706      11,767,276
                                                  ------       ----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2007                   $4,951       $2,503,334     $4,342,379     $30,859,220
                                                  ======       ==========     ==========     ===========

                                                LINCOLN VIPT
                                                  WILSHIRE
                                                 MODERATELY                                 MFS VIT
                                                 AGGRESSIVE      MFS VIT       MFS VIT      EMERGING
                                                  PROFILE      CORE EQUITY    EMERGING       GROWTH
                                               SERVICE CLASS  SERVICE CLASS    GROWTH    SERVICE CLASS
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 2,348,676      $176,689     $ 435,889   $ 598,976
Changes From Operations:
   - Net investment income (loss)                   (29,465)       (2,543)       (5,721)     (8,672)
   - Net realized gain (loss) on investments         17,275         4,642        14,376      21,220
   - Net change in unrealized appreciation or
     depreciation on investments                    725,129        17,576        15,349      19,931
                                                -----------      --------     ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        712,939        19,675        24,004      32,479
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           3,371,830         2,824           242       9,540
   - Contract withdrawals and transfers to
     annuity reserves                              (161,521)       (9,098)      (29,316)    (15,834)
   - Contract transfers                           2,105,272        (8,128)      (39,534)    (78,790)
                                                -----------      --------     ---------   ---------
                                                  5,315,581       (14,402)      (68,608)    (85,084)
   Annuity Reserves:
   - Annuity Payments                                    --            --            --          --
   - Receipt of mortality guarantee
     adjustment                                          --            --            --          --
                                                -----------      --------     ---------   ---------
                                                         --            --            --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               5,315,581       (14,402)      (68,608)    (85,084)
                                                -----------      --------     ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           6,028,520         5,273       (44,604)    (52,605)
                                                -----------      --------     ---------   ---------
NET ASSETS AT DECEMBER 31, 2006                   8,377,196       181,962       391,285     546,371
Changes From Operations:
   - Net investment income (loss)                    (9,696)       (2,624)       (5,185)     (7,690)
   - Net realized gain (loss) on investments        349,303        15,805        44,778      64,395
   - Net change in unrealized appreciation or
     depreciation on investments                    404,929         4,086        25,681      20,155
                                                -----------      --------     ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        744,536        17,267        65,274      76,860
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           5,237,440         1,640         5,015       1,507
   - Contract withdrawals and transfers to
     annuity reserves                              (221,430)      (32,547)     (101,073)    (27,190)
   - Contract transfers                             698,261       (12,328)      (28,626)   (221,559)
                                                -----------      --------     ---------   ---------
                                                  5,714,271       (43,235)     (124,684)   (247,242)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 --            --            --          --
   - Annuity Payments                                    --            --            --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --            --          --
                                                -----------      --------     ---------   ---------
                                                         --            --            --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               5,714,271       (43,235)     (124,684)   (247,242)
                                                -----------      --------     ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           6,458,807       (25,968)      (59,410)   (170,382)
                                                -----------      --------     ---------   ---------
NET ASSETS AT DECEMBER 31, 2007                 $14,836,003      $155,994     $ 331,875   $ 375,989
                                                ===========      ========     =========   =========

See accompanying notes.

                                                                MFS VIT                    MFS VIT
                                                  MFS VIT     TOTAL RETURN    MFS VIT     UTILITIES
                                               TOTAL RETURN  SERVICE CLASS   UTILITIES  SERVICE CLASS
                                                SUBACCOUNT     SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $3,201,232    $ 8,990,562   $1,532,577   $ 4,534,706
Changes From Operations:
   - Net investment income (loss)                   31,458         44,092       10,137         9,013
   - Net realized gain (loss) on investments       157,831        393,370      135,615       362,866
   - Net change in unrealized appreciation or
     depreciation on investments                   101,159        729,133      287,972     1,233,794
                                                ----------    -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       290,448      1,166,595      433,724     1,605,673
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,181      4,034,042        7,492     1,887,708
   - Contract withdrawals and transfers to
     annuity reserves                             (249,422)      (581,417)    (138,426)     (342,690)
   - Contract transfers                           (272,193)       333,228      (28,048)      250,075
                                                ----------    -----------   ----------   -----------
                                                  (517,434)     3,785,853     (158,982)    1,795,093
   Annuity Reserves:
   - Annuity Payments                               (4,805)            --       (1,140)           --
   - Receipt of mortality guarantee
     adjustment                                         24             --           --            --
                                                ----------    -----------   ----------   -----------
                                                    (4,781)            --       (1,140)           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (522,215)     3,785,853     (160,122)    1,795,093
                                                ----------    -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (231,767)     4,952,448      273,602     3,400,766
                                                ----------    -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2006                  2,969,465     13,943,010    1,806,179     7,935,472
Changes From Operations:
   - Net investment income (loss)                   34,604         99,639       (6,348)      (94,760)
   - Net realized gain (loss) on investments       178,020        527,400      420,720     1,035,949
   - Net change in unrealized appreciation or
     depreciation on investments                  (130,545)      (334,731)     (82,675)    1,281,690
                                                ----------    -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        82,079        292,308      331,697     2,222,879
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             10,152      3,035,092          432     2,518,997
   - Contract withdrawals and transfers to
     annuity reserves                             (450,153)    (1,191,397)    (262,987)     (829,450)
   - Contract transfers                           (133,488)     1,076,651     (439,250)    1,023,452
                                                ----------    -----------   ----------   -----------
                                                  (573,489)     2,920,346     (701,805)    2,712,999
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                --         24,080           --        27,854
   - Annuity Payments                               (2,884)        (1,137)          --        (1,371)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (2)          (236)          --          (294)
                                                ----------    -----------   ----------   -----------
                                                    (2,886)        22,707           --        26,189
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (576,375)     2,943,053     (701,805)    2,739,188
                                                ----------    -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (494,296)     3,235,361     (370,108)    4,962,067
                                                ----------    -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                 $2,475,169    $17,178,371   $1,436,071   $12,897,539
                                                ==========    ===========   ==========   ===========

                                                                        PUTNAM VT   PUTNAM VT
                                                 NB AMT                 GROWTH &     HEALTH
                                                 MID-CAP     NB AMT      INCOME     SCIENCES
                                                 GROWTH      REGENCY    CLASS IB    CLASS IB
                                               SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                  $4,547,495  $7,283,705   $101,125     $280,413
Changes From Operations:
   - Net investment income (loss)                (89,324)     (91,953)      (118)      (2,549)
   - Net realized gain (loss) on investments      172,951     566,318      2,970       17,504
   - Net change in unrealized appreciation or
     depreciation on investments                  586,755     281,834     11,338      (13,579)
                                               ----------  ----------   --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      670,382     756,199     14,190        1,376
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                         1,623,931   1,349,386        140        1,533
   - Contract withdrawals and transfers to
     annuity reserves                            (250,092)   (297,226)      (578)     (11,777)
   - Contract transfers                           209,437    (204,157)        --      (82,455)
                                               ----------  ----------   --------     --------
                                                1,583,276     848,003       (438)     (92,699)
   Annuity Reserves:
   - Annuity Payments                                  --          --         --           --
   - Receipt of mortality guarantee
     adjustment                                        --          --         --           --
                                               ----------  ----------   --------     --------
                                                       --          --         --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,583,276     848,003       (438)     (92,699)
                                               ----------  ----------   --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         2,253,658   1,604,202     13,752      (91,323)
                                               ----------  ----------   --------     --------
NET ASSETS AT DECEMBER 31, 2006                 6,801,153   8,887,907    114,877      189,090
Changes From Operations:
   - Net investment income (loss)                (127,564)   (107,787)      (419)      (1,884)
   - Net realized gain (loss) on investments      482,415     508,651     21,624       13,450
   - Net change in unrealized appreciation or
     depreciation on investments                1,065,241    (232,168)   (32,245)     (22,543)
                                               ----------  ----------   --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,420,092     168,696    (11,040)     (10,977)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                           737,950     636,820        157        2,609
   - Contract withdrawals and transfers to
     annuity reserves                            (651,483)   (737,817)    (1,352)      (8,116)
   - Contract transfers                          (432,087)   (501,813)    27,387      (13,115)
                                               ----------  ----------   --------     --------
                                                 (345,620)   (602,810)    26,192      (18,622)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               --          --         --           --
   - Annuity Payments                                  --          --         --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              --          --         --           --
                                               ----------  ----------   --------     --------
                                                       --          --         --           --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (345,620)   (602,810)    26,192      (18,622)
                                               ----------  ----------   --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         1,074,472    (434,114)    15,152      (29,599)
                                               ----------  ----------   --------     --------
NET ASSETS AT DECEMBER 31, 2007                $7,875,625  $8,453,793   $130,029     $159,491
                                               ==========  ==========   ========     ========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of twelve products. The available contracts are as follows:

Lincoln ChoicePlus
Lincoln ChoicePlus II
Lincoln ChoicePlus Access
Lincoln ChoicePlus II Access
Lincoln ChoicePlus II Advance
Lincoln ChoicePlus II Bonus
Lincoln ChoicePlus Assurance A Share
Lincoln ChoicePlus Assurance B Share
Lincoln ChoicePlus Assurance Bonus
Lincoln ChoicePlus Assurance C Share
Lincoln ChoicePlus Assurance L Share
Lincoln ChoicePlus Design

The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Lincoln Life & Annuity Company of New York merged into Jefferson Pilot LifeAmerica Insurance Company. Jefferson Pilot LifeAmerica Insurance Company was renamed Lincoln Life & Annuity Company of New York. Pursuant to the merger, the segregated investment account, Lincoln New York Account N for Variable Annuities, was transferred to Jefferson Pilot LifeAmerica Insurance Company. The transfer did not affect the assets and liabilities of the segregated investment account, Lincoln New York Separate Account N for Variable Annuities.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 "Fair Value Measurements" (Statement 157). Statement 157 establishes a framework for measuring fair value in U.S. generally accepted accounting principles, clarifies the definition of fair value within that framework and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007.

Management does not expect the adoption of Statement 157 to have a material impact on the amounts reported in the financial statements.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one hundred available mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Capital Appreciation Class II Fund
   AIM V.I. Core Equity Fund
   AIM V.I. Core Equity Class II Fund
   AIM V.I. International Growth Fund
   AIM V.I. International Growth Class II Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 2)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small
   Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Series
   Delaware VIPT Small Cap Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio

   Fidelity VIP Growth Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust
   (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Income Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Service Shares Portfolio
   Janus Aspen Series Mid Cap Growth Service Shares Portfolio
   Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class Fund
   Lincoln VIPT Capital Growth Service Class Fund
   Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund Lincoln VIPT Delaware Bond Fund
   Lincoln VIPT Delaware Bond Service Class Fund
   Lincoln VIPT Delaware Growth and Income Service Class Fund
   Lincoln VIPT Delaware Social Awareness Fund
   Lincoln VIPT Delaware Social Awareness Service Class Fund
   Lincoln VIPT Delaware Special Opportunities Service Class Fund
   Lincoln VIPT FI Equity-Income Service Class Fund
   Lincoln VIPT Janus Capital Appreciation Fund
   Lincoln VIPT Janus Capital Appreciation Service Class Fund
   Lincoln VIPT Marsico International Growth Service Class Fund
   Lincoln VIPT MFS Value Service Class Fund
   Lincoln VIPT Mid-Cap Growth Service Class Fund
   Lincoln VIPT Mid-Cap Value Service Class Fund
   Lincoln VIPT Mondrian International Value Fund
   Lincoln VIPT Mondrian International Value Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT S&P 500 Index Fund
   Lincoln VIPT S&P 500 Index Service Class Fund
   Lincoln VIPT Small-Cap Index Service Class Fund
   Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund Lincoln VIPT Templeton Growth Service Class Fund
   Lincoln VIPT UBS Global Asset Allocation Fund
   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
   Lincoln VIPT Value Opportunities Service Class Fund
   Lincoln VIPT Wilshire 2010 Profile Service Class Fund
   Lincoln VIPT Wilshire 2020 Profile Service Class Fund
   Lincoln VIPT Wilshire 2030 Profile Service Class Fund
   Lincoln VIPT Wilshire 2040 Profile Service Class Fund
   Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
   Lincoln VIPT Wilshire Conservative Profile Service Class Fund
   Lincoln VIPT Wilshire Moderate Profile Service Class Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Emerging Growth Series
   MFS VIT Emerging Growth Service Class Series
   MFS VIT Total Return Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Class IB Fund
   Putnam VT Health Sciences Class IB Fund

*    Denotes an affiliate of Lincoln Life & Annuity Company of New York.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2007, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2006, the AIM V.I. Core Equity Fund, the AIM V.I. Core Equity Class II Fund, the AIM V.I. Capital Appreciation Fund, the AIM V.I. Capital Appreciation Class II Fund, the ABVPSF International Value Class B Fund, the Baron Capital Asset Fund, the FTVIPT Income Securities Class 2 Fund and the FTVIPT Mutual Shares Securities Class 2 Fund became available as investment options for Account Contract owners. Accordingly, for the subaccounts listed above with money invested in 2006, the 2006 statement of changes in net assets and total return and investment income ratios in Note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

During 2006, the AIM V.I Premier Equity Fund, the AIM V.I Premier Equity Class II Fund, the AIM V.I. Growth Fund and the AIM V.I. Growth Class II Fund ceased to be available as investment options to Variable Account Contract owners.

During 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund, the AIM V.I. Premier Equity Class II Fund merged into the AIM V.I. Core Equity Class II Fund, the AIM V.I. Growth Fund merged into the AIM V.I. Capital Appreciation Fund and the AIM V.I. Growth Class II Fund merged into the AIM V.I. Capital Appreciation Class II Fund.

During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Delaware Special Opportunities Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                              NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                                        Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                                          Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                            Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Service Class Fund               Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Social Awareness Fund                              Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund                Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Service Class Fund           Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Service Class Fund                   Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                          Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund            Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                                 Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund                   Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                             Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class
                                                                 Fund
Lincoln VIPT Global Asset Allocation Fund                       Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund         Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Service Class Fund              Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Service Class Fund            Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Service Class Fund                Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Service Class Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class
                                                                 Fund
MFS VIT Capital Opportunities Service Class Fund                MFS VIT Core Equity Service Class Fund

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Core Service Class Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Service Class Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as investment options to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the twelve contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0064384% (1.40% to 2.35% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0064384% (1.25% to 2.35% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0072603% (1.40% to 2.65% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Assurance C Shrare at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0076712% (1.40% to 2.80% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0075342% (1.10% to 2.75% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2007 and 2006 were $603,773 and $290,438, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2007 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2007                  1.40%    1.65%    $ 5.47    $ 6.30       67,058  $  405,234     10.18%     10.46%       0.00%
            2006     4/28/06      1.40%    1.65%      4.97      5.71      116,072     647,668     -1.38%     -1.22%       0.06%

AIM V.I. CAPITAL APPRECIATION CLASS II
            2007                  1.25%    1.70%     12.48     17.23       10,820     153,703      9.85%     10.35%       0.00%
            2006     4/28/06      1.25%    1.70%     11.36     15.67       17,186     229,910     -1.59%     -1.29%       0.00%

AIM V.I. CORE EQUITY
            2007                  1.40%    2.15%      8.03      8.64      126,614   1,079,752      6.35%      6.61%       0.97%
            2006     4/28/06      1.40%    1.65%      7.55      8.10      177,097   1,414,490      7.96%      8.14%       0.52%

AIM V.I. CORE EQUITY CLASS II
            2007                  1.40%    1.60%     12.45     16.47        4,100      52,247      6.16%      6.38%       1.02%
            2006     4/28/06      1.40%    1.60%     11.70     15.52        3,781      45,400      7.83%      7.97%       0.54%

AIM V.I. INTERNATIONAL GROWTH
            2007                  1.40%    1.65%     12.83     14.58       35,278     511,337     12.84%     13.12%       0.35%
            2006                  1.40%    1.65%     12.88     12.88       47,940     615,202     26.45%     26.45%       0.98%
            2005                  1.40%    1.40%     10.19     10.19       54,004     550,266     16.29%     16.29%       0.72%
            2004                  1.40%    1.65%      8.76      8.76       51,346     449,530     22.28%     22.28%       0.63%
            2003                  1.40%    1.40%      7.17      7.17       55,910     400,637     27.27%     27.27%       0.33%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)    RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH CLASS II
            2007                  1.35%    1.70%    $22.07    $26.65       16,233  $    396,637     12.52%     12.91%       0.37%
            2006                  1.35%    1.70%     19.62     23.66       17,638       382,627     25.72%     26.10%       1.02%
            2005                  1.40%    1.70%     15.60     18.80       15,551       268,354     15.72%     16.07%       0.65%
            2004                  1.40%    1.70%     13.48     16.23       12,922       195,966     21.62%     21.99%       0.55%
            2003                  1.40%    1.70%     11.09     13.33        8,296       100,008     26.45%     26.84%       0.43%

ABVPSF GLOBAL TECHNOLOGY CLASS B
            2007                  1.25%    2.80%      5.23     20.68      266,476     2,573,685     17.64%     18.35%       0.00%
            2006                  1.30%    1.90%      4.43     17.52      247,607     1,725,587      6.34%      6.98%       0.00%
            2005                  1.30%    1.90%      4.16     16.42      261,454     1,584,256      1.90%      2.21%       0.00%
            2004                  1.40%    1.70%      4.08     16.10      263,995     1,308,015      3.32%      3.63%       0.00%
            2003                  1.40%    1.70%      3.94     10.38      238,808     1,096,508     41.38%     41.79%       0.00%

ABVPSF GROWTH AND INCOME CLASS B
            2007                  1.15%    2.55%     12.00     18.65      750,307    11,609,683      2.32%      3.56%       1.18%
            2006                  1.25%    2.45%     11.73     18.08      712,281    10,766,591     14.15%     15.53%       1.17%
            2005                  1.25%    2.45%     11.55     15.70      673,438     8,857,692      2.83%      3.30%       1.27%
            2004                  1.25%    1.70%     11.22     15.25      579,554     7,289,970      9.35%      9.73%       0.71%
            2003                  1.35%    1.70%     10.26     11.23      427,299     4,613,854     29.96%     30.35%       0.83%

ABVPSF INTERNATIONAL VALUE CLASS B
            2007                  1.15%    2.55%     12.24     12.38      746,451     9,175,572      3.52%      4.27%       0.87%
            2006     7/20/06      1.25%    1.95%     11.82     11.87      110,355     1,306,888      4.12%     22.59%       0.00%

ABVPSF LARGE CAP GROWTH CLASS B
            2007                  1.25%    1.70%      6.82     15.84      241,648     2,177,105     11.70%     12.20%       0.00%
            2006                  1.25%    1.70%      6.10     14.17      284,267     2,256,152     -2.32%     -1.88%       0.00%
            2005                  1.25%    1.70%      6.24     14.49      354,911     2,886,857     12.91%     13.42%       0.00%
            2004                  1.25%    1.70%      5.53     12.82      376,666     2,605,328      6.52%      6.84%       0.00%
            2003                  1.40%    1.70%      5.19      9.83      373,060     2,222,750     21.29%     21.65%       0.00%

ABVPSF SMALL/MID CAP VALUE CLASS B
            2007                  1.15%    2.55%     11.85     22.15      254,035     4,218,747     -0.43%      0.27%       0.69%
            2006                  1.25%    2.35%     11.90     22.17      167,934     3,056,392     12.05%     12.78%       0.23%
            2005                  1.25%    1.90%     16.18     19.73      123,990     2,181,882      4.84%      5.20%       0.53%
            2004                  1.35%    1.70%     15.40     18.80       71,614     1,272,675     17.07%     17.42%       0.07%
            2003                  1.40%    1.70%     15.11     16.04       34,526       531,478     38.53%     38.94%       0.53%

AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2007                  1.15%    2.65%     10.36     11.35    1,348,687    15,006,630      6.64%      8.15%       4.56%
            2006                  1.25%    2.65%      9.75     10.49    1,333,328    13,804,770     -0.83%      0.32%       3.34%
            2005                  1.25%    2.40%     10.39     10.44    1,185,739    12,312,453     -0.15%      0.20%       4.63%
            2004     5/24/04      1.35%    1.70%     10.40     10.42      540,280     5,625,666      1.10%      5.07%       2.15%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2007                  1.15%    2.65%     14.95     17.16      918,991    15,312,533     12.07%     13.42%       2.96%
            2006                  1.25%    2.45%     13.48     15.13      622,543     9,204,327     18.16%     18.93%       0.87%
            2005                  1.25%    1.90%     12.63     12.70      304,358     3,834,879     12.15%     12.55%       0.56%
            2004      6/4/04      1.35%    1.70%     11.26     11.29       58,313       657,067      9.41%     12.55%       0.02%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2007                  1.10%    2.80%     17.12     34.21      563,595    15,255,455     18.43%     19.92%       3.04%
            2006                  1.25%    2.50%     14.49     28.62      437,693     9,674,755     21.17%     22.51%       0.47%
            2005                  1.25%    2.35%     12.45     23.45      370,544     6,477,424     23.24%     23.79%       0.95%
            2004                  1.25%    1.70%     10.10     19.01      236,099     3,082,585     18.84%     19.26%       0.00%
            2003                  1.35%    1.70%      8.49     15.98      118,054     1,208,287     50.93%     51.40%       0.45%

AMERICAN FUNDS GROWTH CLASS 2
            2007                  1.15%    2.80%     10.95     21.73    6,154,509   106,899,235      9.41%     10.95%       0.84%
            2006                  1.25%    2.65%      9.90     19.65    5,195,894    80,438,587      7.55%      8.85%       0.91%
            2005                  1.25%    2.45%      9.14     18.12    3,741,990    52,203,956     14.23%     14.75%       0.78%
            2004                  1.25%    1.70%      7.99     15.84    2,767,613    31,762,290     10.60%     10.99%       0.22%
            2003                  1.35%    1.70%      7.22     14.31    1,667,960    15,268,982     34.50%     34.91%       0.14%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2007                  1.15%    2.65%     12.05     18.79    6,307,570    98,075,890      2.30%      3.74%       1.63%
            2006                  1.25%    2.65%     11.82     18.18    5,223,829    79,559,863     12.41%     13.77%       1.77%
            2005                  1.25%    2.45%     12.45     16.04    3,761,285    51,322,429      4.05%      4.52%       1.52%
            2004                  1.25%    1.70%     11.96     15.40    2,727,912    35,617,516      8.51%      8.89%       1.11%
            2003                  1.35%    1.70%     11.02     14.17    1,515,943    17,594,176     30.20%     30.59%       1.34%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2007                  1.10%    2.80%    $13.28    $28.07    2,417,904  $51,430,195     16.88%     18.53%       1.65%
            2006                  1.25%    2.65%     11.25     23.76    2,039,633   36,443,544     16.10%     17.50%       1.86%
            2005                  1.25%    2.45%      9.62     20.29    1,542,457   22,930,653     19.46%     19.99%       1.81%
            2004                  1.25%    1.70%      8.05     16.97    1,076,497   12,377,222     17.31%     17.72%       1.65%
            2003                  1.35%    1.70%      6.85     14.45      692,501    5,778,855     32.58%     32.98%       1.74%

DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2007                  1.30%    1.95%     10.36     10.53       50,939      531,398      2.22%      2.89%       4.56%
            2006                  1.25%    1.95%     10.16     10.24       55,920      571,124      2.47%      2.98%       4.33%
            2005     6/24/05      1.30%    1.80%      9.91      9.94       26,441      262,401     -0.89%      0.32%       2.00%

DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2007                  1.15%    2.50%     10.74     12.06    1,602,126   18,806,780      4.76%      6.08%       2.62%
            2006                  1.25%    2.50%     10.27     11.37    1,077,327   12,025,261      5.02%      6.23%       1.25%
            2005                  1.25%    2.40%     10.62     10.70      780,127    8,262,946     -2.27%     -1.82%       0.57%
            2004     5/24/04      1.25%    1.70%     10.87     10.90      281,559    3,063,394      2.33%      8.82%       0.00%

DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2007                  1.15%    2.80%     20.03     41.11      715,425   16,791,906     35.16%     36.79%       1.33%
            2006                  1.25%    2.45%     14.89     30.18      523,453    9,627,921     24.12%     25.24%       0.91%
            2005                  1.25%    2.15%     16.95     24.19      323,279    5,186,074     24.97%     25.41%       0.07%
            2004     5/26/04      1.35%    1.70%     13.56     19.35       67,159      915,132      6.70%     34.45%       0.00%

DELAWARE VIPT HIGH YIELD
            2007                  1.40%    2.15%     11.30     14.12      113,806    1,606,000      0.61%      1.37%       6.74%
            2006                  1.40%    2.15%     11.23     13.93      122,300    1,702,644     10.05%     10.88%       6.66%
            2005                  1.40%    2.15%     12.56     12.56      130,131    1,633,842      2.15%      2.15%       7.37%
            2004                  1.40%    1.40%     12.30     12.30      177,600    2,184,219     12.66%     12.66%       8.12%
            2003                  1.40%    1.40%     10.92     10.92      299,682    3,271,555     26.96%     26.96%       6.80%

DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2007                  1.15%    2.50%     11.15     17.87      804,971   12,037,208      0.01%      1.27%       6.14%
            2006                  1.25%    2.50%     11.16     17.71      706,679   10,723,799      9.48%     10.80%       6.16%
            2005                  1.25%    2.45%     12.15     16.04      598,754    8,313,823      1.60%      2.06%       5.87%
            2004                  1.25%    1.70%     11.95     15.77      435,913    6,060,928     12.10%     12.49%       5.70%
            2003                  1.35%    1.70%     10.65     14.05      262,958    3,293,762     26.44%     26.82%       4.59%

DELAWARE VIPT REIT
            2007                  1.40%    2.15%     11.36     25.95       65,083    1,685,829    -15.77%    -15.14%       1.55%
            2006                  1.40%    2.15%     13.49     30.58      105,365    3,218,141     29.81%     30.79%       1.87%
            2005                  1.40%    2.15%     23.38     23.38      116,422    2,718,946      5.68%      5.68%       1.96%
            2004                  1.40%    1.40%     22.13     22.13      128,768    2,849,213     29.55%     29.55%       2.00%
            2003                  1.40%    1.40%     17.08     17.08      119,622    2,043,061     32.16%     32.16%       2.52%

DELAWARE VIPT REIT SERVICE CLASS
            2007                  1.25%    2.65%     11.20     23.02      759,282   14,473,638    -16.26%    -15.24%       1.10%
            2006                  1.25%    2.45%     13.38     27.27      755,788   17,301,594     29.12%     30.68%       1.54%
            2005                  1.25%    2.45%     16.56     20.95      619,033   11,245,488      5.06%      5.53%       1.54%
            2004                  1.25%    1.70%     15.74     19.93      434,732    7,766,225     28.88%     29.33%       1.44%
            2003                  1.35%    1.70%     14.11     15.46      179,993    2,545,597     31.48%     31.87%       1.68%

DELAWARE VIPT SMALL CAP VALUE
            2007                  1.40%    2.15%     11.18     22.70       92,807    2,092,893     -8.61%     -7.92%       0.57%
            2006                  1.40%    2.15%     12.23     24.66      133,429    3,285,327     13.71%     14.57%       0.25%
            2005                  1.40%    2.15%     21.52     21.52      155,797    3,348,556      7.90%      7.90%       0.38%
            2004                  1.40%    1.40%     19.94     19.94      176,951    3,529,209     19.79%     19.79%       0.19%
            2003                  1.40%    1.40%     16.65     16.65      174,498    2,905,234     40.01%     40.01%       0.37%

DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2007                  1.25%    2.80%     10.96     22.48      877,484   16,093,929     -9.28%     -8.00%       0.25%
            2006                  1.25%    2.65%     12.13     24.53      707,392   14,272,750     13.13%     14.45%       0.02%
            2005                  1.25%    2.40%     16.88     21.52      451,485    8,245,105      7.31%      7.79%       0.13%
            2004                  1.25%    1.70%     15.70     20.04      252,271    4,468,994     19.12%     19.54%       0.02%
            2003                  1.35%    1.70%     14.90     16.82      125,474    1,924,693     39.28%     39.70%       0.17%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT TREND
            2007                  1.40%    2.15%    $10.92    $10.92      120,331  $ 1,314,699      9.21%      9.21%       0.00%
            2006                  1.40%    1.40%     10.00     10.00      172,576    1,725,117      6.10%      6.10%       0.00%
            2005                  1.40%    1.40%      9.42      9.42      209,203    1,971,080      4.39%      4.39%       0.00%
            2004                  1.40%    1.40%      9.03      9.03      229,628    2,072,613     11.04%     11.04%       0.00%
            2003                  1.40%    1.40%      8.13      8.13      252,728    2,054,320     33.22%     33.22%       0.00%

DELAWARE VIPT TREND SERVICE CLASS
            2007                  1.15%    2.50%      8.81     19.29      383,460    5,679,592      7.78%      9.09%       0.00%
            2006                  1.25%    2.45%      8.11     17.75      393,256    5,587,281      4.73%      6.00%       0.00%
            2005                  1.25%    2.45%      7.68     16.80      356,027    4,858,095      3.83%      4.30%       0.00%
            2004                  1.25%    1.70%      7.40     16.16      263,842    3,384,264     10.42%     10.81%       0.00%
            2003                  1.35%    1.70%      6.70     14.62      146,417    1,429,651     32.52%     32.92%       0.00%

DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2007                  1.25%    2.45%     11.65     15.66      156,638    2,262,095      9.66%     10.98%       0.00%
            2006                  1.25%    2.45%     11.14     14.16      161,058    2,125,204     -0.41%      0.79%       0.00%
            2005                  1.25%    2.45%     11.17     14.10      168,441    2,233,571     12.48%     12.99%       0.38%
            2004                  1.25%    1.70%      9.93     12.52      175,456    2,069,031      1.29%      1.64%       0.00%
            2003                  1.35%    1.70%      9.81      9.88       31,062      360,014     21.29%     21.59%       0.01%

DELAWARE VIPT VALUE
            2007                  1.40%    2.35%     15.09     15.09       41,279      607,986     -4.08%     -4.08%       1.81%
            2006                  1.40%    1.40%     15.73     15.73       53,950      848,542     22.38%     22.38%       1.49%
            2005                  1.40%    1.40%     12.85     12.85       52,465      674,297      4.55%      4.55%       1.76%
            2004                  1.40%    1.40%     12.29     12.29       63,947      786,073     13.33%     13.33%       1.57%
            2003                  1.40%    1.40%     10.85     10.85       60,947      661,047     26.51%     26.51%       2.06%

DELAWARE VIPT VALUE SERVICE CLASS
            2007                  1.15%    2.40%     11.82     18.39      662,680   10,287,813     -5.25%     -4.20%       1.27%
            2006                  1.25%    2.35%     12.47     19.26      505,269    8,327,048     20.92%     22.26%       1.23%
            2005                  1.25%    2.35%     12.88     15.81      326,204    4,559,725      4.01%      4.37%       1.05%
            2004                  1.35%    1.70%     12.37     15.18      126,727    1,716,051     12.66%     13.05%       1.31%
            2003                  1.35%    1.70%     10.98     13.47       60,459      711,865     25.94%     26.33%       1.03%

DWS VIP EAFE EQUITY INDEX
            2005                  0.00%    0.00%        --        --           --           --      0.00%      0.00%       2.14%
            2004                  1.25%    1.70%     12.53     16.03       22,721      326,731     17.06%     17.41%       2.05%
            2003                  1.40%    1.70%     10.70     13.68        7,894       90,313     31.12%     31.48%       3.37%

DWS VIP EAFE EQUITY INDEX SERVICE CLASS
            2005                  0.00%    0.00%        --        --           --           --      0.00%      0.00%       2.05%
            2004                  1.35%    1.70%     15.07     15.13       67,667    1,021,184     16.90%     17.19%       1.56%
            2003     11/5/03      1.35%    1.60%     12.89     12.91        6,949       89,667      3.74%      9.36%       0.00%

DWS VIP EQUITY 500 INDEX
            2007                  1.25%    2.35%      9.86     17.42      461,475    5,665,995      3.06%      3.99%       1.55%
            2006                  1.25%    2.15%      9.52     16.81      537,865    6,258,091     13.06%     14.09%       1.17%
            2005                  1.25%    2.15%      8.38     14.79      608,855    6,139,908      2.91%      3.38%       1.55%
            2004                  1.25%    1.70%      8.14     14.35      729,901    6,738,285      8.73%      9.06%       1.00%
            2003                  1.40%    1.70%      7.48     13.19      552,324    4,430,124     26.00%     26.38%       0.85%

DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2007                  1.25%    2.50%     11.96     15.92      401,406    6,007,428      2.54%      3.73%       1.23%
            2006                  1.25%    2.40%     11.66     15.36      385,552    5,699,773     12.51%     13.75%       0.85%
            2005                  1.30%    2.40%     13.39     13.51      313,713    4,166,348      2.66%      3.02%       1.15%
            2004                  1.35%    1.70%     13.04     13.12      219,450    2,870,463      8.46%      8.84%       0.55%
            2003    10/30/03      1.35%    1.70%     12.03     12.05       32,212      387,732      3.90%      6.16%       0.00%

DWS VIP SMALL CAP INDEX
            2007                  1.25%    2.35%     17.94     21.18       70,714    1,331,470     -3.55%     -3.12%       0.89%
            2006                  1.25%    1.70%     18.60     21.94       88,917    1,723,028     15.51%     16.03%       0.65%
            2005                  1.25%    1.70%     16.10     18.98       90,665    1,515,442      2.50%      2.96%       0.61%
            2004                  1.25%    1.70%     15.71     18.49       71,721    1,152,852     15.77%     16.12%       0.43%
            2003                  1.40%    1.70%     13.57     13.67       39,788      546,015     43.97%     44.39%       0.70%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2007                  1.25%    2.80%    $11.90    $17.98     198,271   $ 3,271,806     -4.05%     -3.38%       0.59%
            2006                  1.25%    1.95%     12.38     18.63     159,270     2,736,835     14.93%     15.73%       0.32%
            2005                  1.25%    1.95%     15.97     16.11      97,600     1,493,906      2.24%      2.60%       0.36%
            2004                  1.35%    1.70%     15.64     15.71      41,514       649,758     15.62%     15.90%       0.09%
            2003    11/11/03      1.35%    1.60%     13.53     13.55       2,344        31,778      2.13%      5.29%       0.00%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2007                  1.10%    2.80%     13.90     20.73   2,079,333    36,955,326     14.41%     15.85%       0.90%
            2006                  1.25%    2.50%     12.26     17.96   1,439,907    22,724,482      9.33%     10.05%       1.10%
            2005                  1.25%    1.90%     15.89     16.38     670,616    10,498,823     14.69%     15.21%       0.09%
            2004                  1.25%    1.70%     13.85     14.27     391,437     5,483,618     13.22%     13.73%       0.12%
            2003                  1.25%    1.70%     12.24     12.59      98,409     1,220,096     26.04%     26.41%       0.17%

FIDELITY VIP EQUITY-INCOME
            2007                  1.40%    1.40%     14.51     14.51     120,210     1,744,766      0.12%      0.12%       1.65%
            2006                  1.40%    1.40%     14.50     14.50     140,772     2,040,786     18.52%     18.52%       3.28%
            2005                  1.40%    1.40%     12.23     12.23     153,833     1,881,609      4.39%      4.39%       1.75%
            2004                  1.40%    1.40%     11.72     11.72     186,167     2,181,253      9.98%      9.98%       1.57%
            2003                  1.40%    1.40%     10.65     10.65     194,482     2,071,919     28.52%     28.52%       1.85%

FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2007                  1.25%    2.45%     12.25     18.44     224,248     3,808,352     -1.18%      0.01%       1.50%
            2006                  1.25%    2.45%     12.39     18.51     253,442     4,277,123     17.03%     18.44%       2.95%
            2005                  1.25%    2.45%     11.99     15.68     258,542     3,676,713      3.79%      4.26%       1.20%
            2004                  1.25%    1.70%     11.54     15.09     184,081     2,497,154      9.35%      9.69%       1.02%
            2003                  1.40%    1.70%     10.55     11.63      79,456       929,833     27.84%     28.22%       1.18%

FIDELITY VIP GROWTH
            2007                  1.40%    2.15%      9.65      9.65      70,056       677,742     25.20%     25.20%       0.83%
            2006                  1.40%    1.40%      7.71      7.71      82,129       632,974      5.36%      5.36%       0.42%
            2005                  1.40%    1.40%      7.31      7.31     101,264       740,718      4.33%      4.33%       0.50%
            2004                  1.40%    1.40%      7.01      7.01     110,633       775,676      1.94%      1.94%       0.33%
            2003                  1.40%    1.40%      6.88      6.88     168,324     1,157,694     31.00%     31.00%       0.27%

FIDELITY VIP GROWTH SERVICE CLASS 2
            2007                  1.15%    1.95%      8.28     18.49     301,473     4,348,313     24.28%     25.09%       0.36%
            2006                  1.25%    1.90%      6.65     14.83     244,783     2,894,690      4.78%      5.25%       0.15%
            2005                  1.25%    1.70%      6.34     14.14     192,859     2,306,059      3.72%      4.19%       0.22%
            2004                  1.25%    1.70%      6.11     13.62     140,875     1,572,046      1.38%      1.69%       0.10%
            2003                  1.40%    1.70%      6.02     10.55      66,329       682,612     30.30%     30.69%       0.05%

FIDELITY VIP MID CAP SERVICE CLASS 2
            2007                  1.15%    2.80%     14.39     14.64     962,202    13,951,114     13.11%     13.85%       0.51%
            2006                  1.30%    1.95%     12.74     12.86     553,398     7,076,892     10.29%     10.95%       0.09%
            2005    6/20/05       1.30%    1.90%     11.55     11.59     159,943     1,849,992      2.31%     14.51%       0.00%

FIDELITY VIP OVERSEAS
            2007                  1.40%    1.40%     14.24     14.24      21,890       311,796     15.68%     15.68%       3.80%
            2006                  1.40%    1.40%     12.31     12.31      31,920       393,029     16.44%     16.44%       0.91%
            2005                  1.40%    1.40%     10.57     10.57      36,787       389,012     17.39%     17.39%       0.67%
            2004                  1.40%    1.40%      9.01      9.01      34,607       311,751     12.06%     12.06%       1.04%
            2003                  1.40%    1.40%      8.04      8.04      31,092       249,955     41.38%     41.38%       0.44%

FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2007                  1.15%    2.45%     12.73     25.45     324,398     6,909,696     14.22%     15.60%       2.99%
            2006                  1.25%    2.45%     11.06     22.09     282,744     5,470,236     14.92%     16.31%       0.68%
            2005                  1.25%    2.45%      9.55     19.06     248,577     4,296,145     16.78%     17.31%       0.38%
            2004                  1.25%    1.70%      8.17     16.30     139,050     2,127,624     11.40%     11.79%       0.49%
            2003                  1.35%    1.70%      7.33     12.04      32,189       392,522     40.63%     41.04%       0.14%

FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2007                  1.10%    2.65%     11.40     11.52   1,530,443    17,518,324      1.75%      2.42%       3.05%
            2006    6/12/06       1.30%    1.95%     11.20     11.25     361,772     4,058,043      2.94%     12.62%       0.30%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2007                  1.25%    2.50%    $ 8.39    $20.65      543,045  $ 7,876,469      8.55%      9.86%       0.00%
            2006                  1.25%    2.45%      7.67     18.86      401,966    5,063,038      6.06%      7.34%       0.00%
            2005                  1.25%    2.45%      7.17     17.63      368,110    3,967,452      3.02%      3.38%       0.00%
            2004                  1.35%    1.70%      6.96     17.10      310,692    2,932,428      9.65%     10.09%       0.00%
            2003                  1.35%    1.70%      6.35     15.58      247,017    2,000,955     34.93%     35.34%       0.00%

FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2007                  1.15%    2.45%     11.41     11.54    1,121,020   12,853,330      1.50%      2.21%       1.34%
            2006        6/7/06    1.25%    1.95%     11.25     11.29      298,033    3,357,415      3.32%     14.10%       0.00%

FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2007                  1.15%    2.80%     11.65     12.08      591,791    7,076,938      8.10%      9.62%       2.53%
            2006                  1.25%    2.65%     10.91     11.01      252,285    2,762,547     10.65%     11.31%       2.89%
            2005       6/30/05    1.30%    1.90%      9.86      9.89       62,092      613,397     -1.37%      0.65%       0.00%

FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2007                  1.25%    2.55%     12.80     20.35      588,977   10,005,432     -0.08%      1.08%       1.38%
            2006                  1.25%    2.40%     12.81     20.20      522,713    8,917,851     18.92%     20.30%       1.31%
            2005                  1.25%    2.40%     12.62     16.85      361,619    5,298,701      7.03%      7.51%       1.11%
            2004                  1.25%    1.70%     11.78     15.73      226,692    3,045,375     14.07%     14.47%       1.16%
            2003                  1.35%    1.70%     10.32     13.78      129,084    1,480,099     29.91%     30.30%       1.50%

JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2007                  1.25%    1.70%     14.47     15.10       70,061    1,030,575      8.43%      8.92%       2.15%
            2006                  1.25%    1.70%     13.33     13.91       82,347    1,116,877      8.55%      9.04%       1.90%
            2005                  1.25%    1.70%     12.28     12.80       89,225    1,113,578      5.85%      6.32%       2.04%
            2004                  1.25%    1.70%     11.57     12.08       82,685      979,258      6.47%      6.84%       2.45%
            2003                  1.35%    1.70%     10.93     11.00       49,326      546,204     11.81%     12.14%       2.48%

JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
            2007                  1.25%    1.70%     18.52     23.69       60,422    1,261,161     19.69%     20.23%       0.07%
            2006                  1.25%    1.70%     15.48     19.77       62,813    1,093,216     11.40%     11.90%       0.00%
            2005                  1.25%    1.70%     13.89     17.73       76,467    1,180,952     10.14%     10.64%       0.00%
            2004                  1.25%    1.70%     12.61     16.09      125,644    1,690,903     18.45%     18.80%       0.00%
            2003                  1.40%    1.70%     10.72     10.72       11,762      133,321     32.87%     32.87%       0.00%

JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
            2007                  1.45%    1.60%     16.37     16.77        2,474       41,084      7.63%      7.79%       0.57%
            2006                  1.45%    1.60%     15.20     15.58        2,473       38,141     16.07%     16.23%       1.64%
            2005                  1.45%    1.60%     13.08     13.42        2,496       33,141      3.90%      4.00%       1.27%
            2004                  1.50%    1.60%     12.92     12.92        1,900       24,377      2.87%      2.87%       0.81%
            2003                  1.60%    1.70%     10.20     10.20        1,034       11,456     21.61%     21.61%       0.92%

LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2007                  1.25%    2.55%     10.75     10.86      326,226    3,521,020      1.42%      2.08%       0.00%
            2006       6/22/06    1.30%    1.95%     10.60     10.64       15,481      164,253      0.79%     14.03%       0.00%

LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
            2007       7/11/07    1.25%    2.45%     10.65     10.73       61,679      660,009     -0.91%      9.07%       0.00%

LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
            2007        6/6/07    1.15%    1.95%      8.20      8.24      193,702    1,591,943    -16.26%     -4.06%       0.58%

LINCOLN VIPT CORE SERVICE CLASS
            2006                  1.30%    1.90%     11.45     11.52       21,327      244,225     11.75%     12.19%       0.74%
            2005        8/8/05    1.30%    1.70%     10.24     10.27        4,013       41,169     -1.62%      1.72%       0.11%

LINCOLN VIPT DELAWARE BOND
            2007                  1.25%    2.65%     10.38     15.35    1,662,099   22,254,222      3.00%      4.14%       4.82%
            2006                  1.25%    2.35%     10.08     14.76    1,812,483   23,405,615      2.28%      3.41%       4.43%
            2005                  1.25%    2.35%     10.51     14.30    1,849,427   23,305,870      0.91%      1.36%       4.16%
            2004                  1.25%    1.70%     10.40     14.13    1,827,895   23,313,592      3.53%      3.84%       4.12%
            2003                  1.40%    1.70%     10.88     13.60    1,528,203   19,488,640      5.47%      5.79%       4.45%

LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2007                  1.25%    2.55%     10.29     11.23    2,689,617   29,591,599      2.63%      3.86%       4.88%
            2006                  1.25%    2.45%     10.02     10.82    2,432,417   25,953,247      1.92%      3.10%       4.52%
            2005                  1.30%    2.45%     10.41     10.50    1,924,993   20,057,304      0.66%      1.01%       4.43%
            2004                  1.35%    1.70%     10.34     10.40    1,280,964   13,279,479      3.28%      3.64%       5.63%
            2003      10/30/03    1.35%    1.70%     10.01     10.03      179,346    1,797,676     -0.06%      1.79%       1.02%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2007                  1.30%    2.35%    $11.82    $12.00       65,174   $   776,638      3.86%      4.49%       1.11%
            2006                  1.30%    1.90%     11.42     11.49       42,082       480,883     10.18%     10.64%       1.24%
            2005        7/7/05    1.30%    1.70%     10.36     10.38       27,749       287,571      0.00%      3.53%       1.52%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2007                  1.25%    1.70%     15.57     18.67       79,036     1,366,209      1.23%      1.69%       0.84%
            2006                  1.25%    2.45%     15.38     18.42       86,556     1,467,851     10.42%     10.91%       0.88%
            2005                  1.25%    1.70%     13.93     16.67       89,242     1,383,159     10.14%     10.64%       0.91%
            2004                  1.25%    1.70%     12.64     15.12       71,121     1,005,389     10.80%     11.14%       1.16%
            2003       5/16/03    1.40%    1.70%     11.41     13.63       31,395       394,125      5.54%     20.50%       1.04%

LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2007                  1.25%    2.45%     11.74     16.82      206,066     3,349,982      0.22%      1.38%       0.64%
            2006                  1.30%    2.45%     11.72     16.60      212,422     3,435,147      9.32%     10.58%       0.67%
            2005                  1.30%    2.45%     14.88     15.02      205,711     3,059,732      9.87%     10.25%       0.70%
            2004                  1.35%    1.70%     13.57     13.62      147,230     1,999,428     10.64%     10.91%       1.18%
            2003      10/30/03    1.35%    1.60%     12.26     12.28       17,870       219,300      2.83%      5.61%       0.04%

LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2007       7/16/07    1.25%    1.90%      9.13      9.16       28,868       263,794     -9.30%      0.42%       0.69%

LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
            2007                  1.25%    2.45%     11.54     11.83       99,520     1,163,327      1.83%      2.79%       1.28%
            2006                  1.25%    2.20%     11.39     11.51       50,474       576,465      8.90%      9.61%       1.41%
            2005       6/13/05    1.25%    1.90%     10.46     10.50       14,964       156,741     -1.41%      5.71%       1.35%

LINCOLN VIPT GROWTH SERVICE CLASS
            2006        1/6/06    1.30%    1.90%     11.23     11.33        4,050        45,555      0.27%     12.75%       0.00%

LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006                  1.30%    1.90%     12.38     12.43       39,513       488,316      8.15%      8.47%       0.00%
            2005       7/14/05    1.30%    1.60%     11.44     11.46        5,117        58,631     -1.60%      7.74%       0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2007                  1.25%    1.70%     14.69     18.00       14,679       228,839     18.39%     18.92%       0.26%
            2006                  1.25%    1.70%     12.41     15.19       18,044       239,491      7.82%      8.31%       0.19%
            2005                  1.25%    1.70%     11.51     14.07       17,179       212,459      2.45%      2.91%       0.16%
            2004                  1.25%    1.70%     11.23     13.72       30,229       393,259      3.51%      3.82%       0.00%
            2003                  1.40%    1.70%     10.87     13.25       10,957       132,552     30.28%     30.65%       0.00%

LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
            2007                  1.15%    1.90%     13.42     16.59       64,821     1,023,651     17.85%     18.56%       0.08%
            2006                  1.30%    1.90%     13.83     14.00       27,853       380,140      7.56%      7.94%       0.00%
            2005                  1.35%    1.70%     12.86     12.96       23,226       299,582      2.19%      2.50%       0.05%
            2004                  1.40%    1.70%     12.60     12.64       14,986       189,070      3.35%      3.56%       0.00%
            2003        6/4/03    1.40%    1.60%     12.19     12.21       10,353       126,324      4.26%     14.42%       0.00%

LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
            2007        6/8/07    1.10%    1.90%     11.13     11.18       81,977       913,932     -5.48%     22.98%       0.80%

LINCOLN VIPT MFS VALUE SERVICE CLASS
            2007       6/26/07    1.10%    1.95%      9.69      9.74      103,062     1,000,521     -3.80%      5.03%       0.91%

LINCOLN VIPT MID-CAP GROWTH SERVICE CLASS
            2007        6/8/07    1.15%    1.95%     10.82     10.98       74,933       815,779     -1.77%     10.12%       0.00%

LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
            2007        6/6/07    1.15%    1.95%      8.62      8.66      108,268       934,705    -13.49%      1.46%       0.28%

LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2007                  1.25%    2.45%     24.39     27.14      156,638     4,042,481      9.61%     10.10%       2.00%
            2006                  1.25%    1.70%     22.22     24.73      158,474     3,753,593     27.82%     28.39%       2.96%
            2005                  1.25%    1.70%     17.36     19.33      162,047     2,983,478     10.65%     11.15%       2.54%
            2004                  1.25%    1.70%     15.99     17.45       84,565     1,390,089     18.90%     19.26%       1.38%
            2003                  1.40%    1.70%     13.45     13.46       24,083       331,310     39.26%     39.32%       4.50%

LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2007                  1.25%    2.50%     15.15     24.34      535,964    11,895,716      8.46%      9.83%       1.86%
            2006                  1.25%    2.50%     13.98     22.18      465,653     9,644,132     26.55%     28.01%       2.83%
            2005                  1.30%    2.45%     17.18     17.34      397,354     6,673,564     10.37%     10.75%       2.15%
            2004                  1.35%    1.70%     15.59     15.66      217,818     3,399,633     18.73%     19.02%       1.38%
            2003      10/30/03    1.35%    1.60%     13.13     13.15       28,382       372,995      4.62%      9.95%       0.16%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------

LINCOLN VIPT MONEY MARKET
            2007                  1.25%    2.45%    $10.51    $11.30      567,676  $ 6,288,607      2.41%      3.66%       4.85%
            2006                  1.25%    2.45%     10.20     10.92      635,790    6,753,083      2.44%      3.38%       4.57%
            2005                  1.25%    2.15%      9.91     10.58      715,510    7,330,561      1.06%      1.51%       2.77%
            2004                  1.25%    1.70%      9.81     10.43      550,705    5,650,428     -0.82%     -0.52%       0.87%
            2003                  1.40%    1.70%      9.89     10.49      591,789    6,145,606     -1.02%     -0.72%       0.69%

LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2007                  1.25%    2.45%     10.33     10.75    1,538,687   16,222,762      2.17%      3.35%       4.58%
            2006                  1.30%    2.45%     10.08     10.40    1,041,596   10,633,856      1.89%      3.07%       4.42%
            2005                  1.30%    2.45%      9.89      9.98      497,665    4,935,919      0.80%      1.16%       2.58%
            2004                  1.35%    1.70%      9.83      9.87      264,218    2,598,857     -0.97%     -0.72%       0.77%
            2003       11/3/03    1.35%    1.60%      9.92      9.94      113,751    1,129,178     -0.19%     -0.13%       0.05%

LINCOLN VIPT S&P 500 INDEX
            2007       8/29/07    1.40%    1.40%     11.47     11.47       11,896      136,420      0.43%      0.43%       1.08%

LINCOLN VIPT S&P 500 INDEX SERVICE CLASS
            2007       4/27/07    1.30%    1.90%     11.25     11.42      158,805    1,798,089     -2.95%      1.07%       1.52%

LINCOLN VIPT SMALL-CAP INDEX SERVICE CLASS
            2007        6/6/07    1.15%    1.90%      9.13      9.17       57,359      524,655    -10.18%      1.20%       0.62%

LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2007        8/7/07    1.30%    1.90%      9.91      9.94        8,694       86,268     -4.44%      1.29%       0.19%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2007                  1.40%    2.35%     16.04     19.68        7,894      137,685     11.67%     12.01%       0.00%
            2006                  1.40%    1.70%     14.36     17.60        5,539       86,560      7.43%      7.76%       0.00%
            2005                  1.40%    1.70%     13.37     16.37        4,833       70,947      7.96%      8.17%       0.00%
            2004                  1.50%    1.70%     12.38     15.15        3,073       41,660     11.75%     11.86%       0.00%
            2003       8/22/03    1.60%    1.70%     11.08     13.54        2,669       31,171      6.15%      8.48%       0.00%

LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
            2007                  1.10%    1.90%     13.24     17.94       74,170    1,248,970     11.17%     11.84%       0.00%
            2006                  1.30%    1.90%     15.84     16.04       32,798      486,207      7.16%      7.52%       0.00%
            2005                  1.35%    1.70%     14.83     14.92        8,012      119,067      7.81%      8.10%       0.00%
            2004                  1.35%    1.60%     13.79     13.80        7,056       97,203     11.79%     11.83%       0.00%
            2003      10/28/03    1.35%    1.40%     12.34     12.34        1,111       13,704      0.49%      0.88%       0.00%

LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
            2007        6/5/07    1.30%    1.90%      9.78      9.81      225,785    2,210,571     -3.38%      3.58%       2.46%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2007                  1.25%    2.45%     15.49     17.02       43,064      681,725      4.58%      5.05%       1.68%
            2006                  1.25%    1.70%     14.82     16.26       45,161      684,302     12.58%     13.09%       1.46%
            2005                  1.25%    1.70%     13.16     14.43       34,226      461,997      5.00%      5.48%       1.74%
            2004                  1.25%    1.70%     12.53     13.02       15,894      203,138     11.63%     11.97%       1.99%
            2003                  1.40%    1.70%     11.23     11.23        1,667       19,226     18.40%     18.40%       3.56%

LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
            2007                  1.30%    2.55%     12.36     15.74      182,399    2,741,873      4.12%      4.74%       1.57%
            2006                  1.30%    1.90%     11.86     15.04      122,353    1,794,675     12.19%     12.75%       2.11%
            2005                  1.30%    1.80%     13.26     13.33       24,563      316,778      4.84%      5.05%       1.26%
            2004                  1.40%    1.60%     12.69     12.69        2,647       33,564     11.69%     11.69%       1.53%
            2003      10/28/03    1.40%    1.40%     11.36     11.36        1,759       19,978      3.82%      3.82%       0.87%

LINCOLN VIPT VALUE OPPORTUNITIES SERVICE CLASS
            2007       7/11/07    1.30%    1.65%      9.36      9.38       14,899      139,493     -7.59%     -2.38%       0.83%

LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
            2007      10/17/07    2.25%    2.25%     10.40     10.40       28,852      299,939      0.06%      0.06%       0.32%

LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
            2007       6/26/07    1.55%    1.55%     10.29     10.29          865        8,896      1.76%      1.76%       0.33%

LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
            2007      12/14/07    1.30%    1.30%     10.41     10.41          737        7,671      0.86%      0.86%       0.00%

LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
            2007      12/11/07    1.65%    1.65%     10.21     10.21          484        4,951     -0.69%     -0.69%       0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
            2007                  1.25%    1.95%    $13.47    $13.69      184,558   $2,503,334      8.66%      9.37%       0.72%
            2006                  1.25%    1.90%     12.39     12.52      114,279    1,423,209     14.07%     14.81%       0.59%
            2005      8/3/05      1.25%    1.90%     10.87     10.91       26,484      288,325      0.27%      6.74%       0.00%

LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2007                  1.25%    2.80%     11.56     11.74      373,405    4,342,379      5.48%      6.12%       1.90%
            2006                  1.30%    1.90%     10.97     11.06      229,373    2,522,673      7.12%      7.66%       1.67%
            2005     6/17/05      1.30%    1.80%     10.24     10.27       82,124      842,274     -0.13%      2.90%       0.00%

LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
            2007                  1.15%    2.85%     12.07     12.47    2,497,429   30,859,220      6.31%      7.65%       1.31%
            2006                  1.25%    2.50%     11.46     11.57    1,656,668   19,091,944      9.66%     10.32%       0.84%
            2005     6/15/05      1.30%    1.90%     10.45     10.49      813,776    8,526,260     -0.01%      4.40%       0.00%

LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2007                  1.25%    2.80%     12.57     12.98    1,154,194   14,836,003      6.84%      8.18%       1.52%
            2006                  1.25%    2.50%     11.88     11.99      701,596    8,377,196     11.71%     12.38%       0.99%
            2005      6/6/05      1.30%    1.90%     10.63     10.67      220,517    2,348,676     -0.06%      6.56%       0.00%

MFS VIT CORE EQUITY SERVICE CLASS
            2007                  1.25%    2.35%     12.27     17.89        9,937      155,994      8.30%      9.49%       0.10%
            2006                  1.25%    2.35%     12.56     16.40       12,844      181,962     11.59%     12.09%       0.17%
            2005                  1.25%    1.70%     11.25     14.68       13,595      176,689     -0.25%      0.21%       0.54%
            2004                  1.25%    1.70%     11.28     14.70       14,641      186,966     10.20%     10.53%       0.17%
            2003                  1.40%    1.70%     10.24     10.29        8,589       95,312     24.95%     25.06%       0.00%

MFS VIT EMERGING GROWTH
            2007                  1.40%    2.15%      7.65      7.65       42,747      331,875     19.49%     19.49%       0.00%
            2006                  1.40%    1.40%      6.40      6.40       61,149      391,285      6.39%      6.39%       0.00%
            2005                  1.40%    1.40%      6.01      6.01       72,474      435,889      7.67%      7.67%       0.00%
            2004                  1.40%    1.40%      5.59      5.59       80,210      448,038     11.39%     11.39%       0.00%
            2003                  1.40%    1.40%      5.01      5.01      114,072      572,038     28.42%     28.42%       0.00%

MFS VIT EMERGING GROWTH SERVICE CLASS
            2007                  1.25%    1.70%      6.61     19.54       21,690      375,989     18.84%     19.38%       0.00%
            2006                  1.25%    1.70%      5.56     16.42       36,408      546,371      5.80%      6.17%       0.00%
            2005                  1.35%    1.70%      5.25     15.51       42,570      598,976      7.09%      7.46%       0.00%
            2004                  1.35%    1.70%      4.90     14.47       29,418      355,223     10.82%     11.15%       0.00%
            2003                  1.40%    1.70%      4.42     13.04       20,256      192,733     27.75%     28.14%       0.00%

MFS VIT TOTAL RETURN
            2007                  1.40%    2.35%     15.00     15.00      165,761    2,475,169      2.77%      2.77%       2.64%
            2006                  1.40%    1.40%     14.60     14.60      203,443    2,969,465     10.34%     10.34%       2.46%
            2005                  1.40%    1.40%     13.23     13.23      241,998    3,201,232      1.39%      1.39%       2.12%
            2004                  1.40%    1.40%     13.05     13.05      288,367    3,762,326      9.77%      9.77%       1.73%
            2003                  1.40%    1.40%     11.89     11.89      328,407    3,903,230     14.71%     14.71%       1.63%

MFS VIT TOTAL RETURN SERVICE CLASS
            2007                  1.25%    2.80%     11.13     14.72    1,244,701   17,178,371      1.42%      2.64%       2.24%
            2006                  1.25%    2.45%     10.98     14.39    1,024,207   13,943,010      8.92%     10.24%       1.99%
            2005                  1.25%    2.45%     12.26     13.10      715,636    8,990,562      0.87%      1.32%       1.73%
            2004                  1.25%    1.70%     12.13     12.97      493,994    6,197,884      9.16%      9.65%       1.41%
            2003                  1.25%    1.70%     11.28     11.87      322,583    3,709,316     14.05%     14.39%       1.38%

MFS VIT UTILITIES
            2007                  1.40%    1.40%     19.95     19.95       71,980    1,436,071     26.12%     26.12%       0.96%
            2006                  1.40%    1.40%     15.82     15.82      114,177    1,806,179     29.44%     29.44%       2.01%
            2005                  1.40%    1.40%     12.22     12.22      125,403    1,532,577     15.21%     15.21%       0.62%
            2004                  1.40%    1.40%     10.61     10.61      143,351    1,520,581     28.39%     28.39%       1.50%
            2003                  1.40%    1.40%      8.26      8.26      165,888    1,370,536     34.01%     34.01%       2.27%

MFS VIT UTILITIES SERVICE CLASS
            2007                  1.15%    2.55%     17.60     36.01      540,313   12,897,539     24.85%     25.97%       0.73%
            2006                  1.25%    2.15%     14.03     28.69      405,976    7,935,472     28.50%     29.33%       1.78%
            2005                  1.25%    1.90%     10.89     22.26      279,641    4,534,706     14.61%     15.12%       0.40%
            2004                  1.25%    1.70%      9.50     19.40       86,253    1,230,761     27.66%     28.23%       1.08%
            2003                  1.25%    1.70%      7.44     15.18       54,323      574,146     33.29%     33.70%       2.14%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
NB AMT MID-CAP GROWTH
            2007                  1.25%    2.55%    $14.91    $21.87      426,933   $7,875,625     19.56%     21.01%       0.00%
            2006                  1.25%    2.45%     12.49     18.14      437,587    6,801,153     12.03%     13.27%       0.00%
            2005                  1.25%    2.35%     13.37     16.07      314,248    4,547,495     11.82%     12.33%       0.00%
            2004                  1.25%    1.70%     11.96     14.35      228,006    2,976,224     14.35%     14.75%       0.00%
            2003                  1.35%    1.70%     10.46     12.54      114,219    1,264,539     25.92%     26.29%       0.00%

NB AMT REGENCY
            2007                  1.25%    2.55%     11.97     20.64      484,103    8,453,793      0.75%      2.02%       0.43%
            2006                  1.25%    2.50%     11.89     20.30      500,622    8,887,907      8.47%      9.79%       0.42%
            2005                  1.25%    2.45%     17.02     18.56      428,821    7,283,705     10.11%     10.61%       0.10%
            2004                  1.25%    1.70%     15.44     16.83      197,933    3,184,231     20.30%     20.72%       0.03%
            2003                  1.35%    1.70%     13.09     13.09       24,027      317,476     33.65%     33.65%       0.00%

PUTNAM VT GROWTH & INCOME CLASS IB
            2007                  1.40%    1.70%     12.88     16.18        8,889      130,029     -7.62%     -7.34%       1.32%
            2006                  1.40%    1.70%     13.94     17.49        7,028      114,877     13.96%     14.30%       1.50%
            2005                  1.40%    1.70%     12.23     15.33        7,055      101,125      3.46%      3.77%       1.52%
            2004                  1.40%    1.70%     11.82     14.81        7,739      105,318      9.24%      9.56%       1.64%
            2003                  1.40%    1.70%     10.90     10.90        8,177       98,397     25.60%     25.60%       0.47%

PUTNAM VT HEALTH SCIENCES CLASS IB
            2007                  1.40%    1.70%     11.14     13.17       13,837      159,491     -2.28%     -1.98%       0.89%
            2006                  1.40%    1.70%     11.40     13.46       15,830      189,090      1.06%      1.36%       0.35%
            2005                  1.40%    1.70%     11.28     13.31       23,498      280,413     11.29%     11.62%       0.05%
            2004                  1.40%    1.70%     10.14     11.95       18,327      192,981      5.32%      5.63%       0.18%
            2003                  1.40%    1.70%      9.62      9.69       13,901      135,976     16.39%     16.61%       0.32%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2007.

                                                               AGGREGATE    AGGREGATE
                                                                COST OF      PROCEEDS
SUBACCOUNT                                                     PURCHASES    FROM SALES
---------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $    15,155   $   318,055
AIM V.I. Capital Appreciation Class II                                 --        94,551
AIM V.I. Core Equity                                               61,895       488,157
AIM V.I. Core Equity Class II                                       5,320         1,531
AIM V.I. International Growth                                      24,532       210,956
AIM V.I. International Growth Class II                             35,635        73,178
ABVPSF Global Technology Class B                                1,134,513       648,795
ABVPSF Growth and Income Class B                                2,905,875     1,904,673
ABVPSF International Value Class B                              8,859,304       906,065
ABVPSF Large Cap Growth Class B                                    32,024       398,818
ABVPSF Small/Mid Cap Value Class B                              2,445,313       940,406
American Century VP Inflation Protection Class 2                4,697,084     4,159,225
American Funds Global Growth Class 2                            6,674,586     1,257,583
American Funds Global Small Capitalization Class 2              7,346,293     2,555,726
American Funds Growth Class 2                                  37,168,715    14,085,734
American Funds Growth-Income Class 2                           31,683,977    12,819,523
American Funds International Class 2                           16,933,096     6,884,361
Delaware VIPT Capital Reserves Service Class                      579,293       615,157
Delaware VIPT Diversified Income Service Class                  8,300,771     2,341,757
Delaware VIPT Emerging Markets Service Class                    6,788,943     2,686,519
Delaware VIPT High Yield                                          242,678       274,285
Delaware VIPT High Yield Service Class                          4,379,643     2,600,335
Delaware VIPT REIT                                                751,203     1,338,815
Delaware VIPT REIT Service Class                                7,632,831     4,310,397
Delaware VIPT Small Cap Value                                     430,638     1,219,816
Delaware VIPT Small Cap Value Service Class                     7,367,515     3,083,729
Delaware VIPT Trend                                               138,054       697,687
Delaware VIPT Trend Service Class                                 932,829     1,391,625
Delaware VIPT U.S. Growth Service Class                           181,892       300,152
Delaware VIPT Value                                               258,429       453,541
Delaware VIPT Value Service Class                               4,716,250     1,964,709
DWS VIP Equity 500 Index                                          380,372     1,210,308
DWS VIP Equity 500 Index Service Class                          1,630,960     1,542,072
DWS VIP Small Cap Index                                           207,211       440,578
DWS VIP Small Cap Index Service Class                           1,154,163       312,296
Fidelity VIP Contrafund Service Class 2                        22,362,084     3,594,846
Fidelity VIP Equity-Income                                        312,771       469,352
Fidelity VIP Equity-Income Service Class 2                        664,611       799,867
Fidelity VIP Growth                                                26,732       133,613
Fidelity VIP Growth Service Class 2                             1,302,719       653,456
Fidelity VIP Mid Cap Service Class 2                            7,998,776     1,637,722
Fidelity VIP Overseas                                              56,763       147,021
Fidelity VIP Overseas Service Class 2                           1,926,320       869,826
FTVIPT Franklin Income Securities Class 2                      15,213,058     1,397,753
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2         4,001,413     1,304,105
FTVIPT Mutual Shares Securities Class 2                        10,406,133       545,007
FTVIPT Templeton Global Income Securities Class 2               4,531,061       546,764
FTVIPT Templeton Growth Securities Class 2                      3,406,009     1,910,771
Janus Aspen Series Balanced Service Shares                        156,003       325,819
Janus Aspen Series Mid Cap Growth Service Shares                  109,076       162,558
Janus Aspen Series Worldwide Growth Service Shares                    554           966
Lincoln VIPT Baron Growth Opportunities Service Class           3,539,900        77,081
Lincoln VIPT Capital Growth Service Class                         665,498         5,727
Lincoln VIPT Cohen & Steers Global Real Estate Service Class    1,795,214        46,320
Lincoln VIPT Core Service Class                                       607       247,365
Lincoln VIPT Delaware Bond                                      2,555,034     3,808,541
Lincoln VIPT Delaware Bond Service Class                        9,012,051     5,464,014

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF       PROCEEDS
SUBACCOUNT                                                            PURCHASES     FROM SALES
----------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                $   314,602   $    34,533
Lincoln VIPT Delaware Social Awareness                                    73,255       207,483
Lincoln VIPT Delaware Social Awareness Service Class                     252,169       415,342
Lincoln VIPT Delaware Special Opportunities Service Class                275,499         2,802
Lincoln VIPT FI Equity-Income Service Class                              871,951       204,310
Lincoln VIPT Growth Service Class                                         55,237       105,904
Lincoln VIPT Growth Opportunities Service Class                           49,257       562,075
Lincoln VIPT Janus Capital Appreciation                                    9,998        65,325
Lincoln VIPT Janus Capital Appreciation Service Class                    584,913        53,074
Lincoln VIPT Marsico International Growth Service Class                  927,564        38,435
Lincoln VIPT MFS Value Service Class                                   1,024,366        27,994
Lincoln VIPT Mid-Cap Growth Service Class                                824,114        36,664
Lincoln VIPT Mid-Cap Value Service Class                               1,070,730        41,957
Lincoln VIPT Mondrian International Value                                568,204       520,505
Lincoln VIPT Mondrian International Value Service Class                3,573,015     1,868,090
Lincoln VIPT Money Market                                              3,609,671     4,074,180
Lincoln VIPT Money Market Service Class                               19,482,477    13,892,853
Lincoln VIPT S&P 500 Index                                               136,749           624
Lincoln VIPT S&P 500 Index Service Class                               1,872,146        39,714
Lincoln VIPT Small-Cap Index Service Class                               605,525        51,067
Lincoln VIPT T. Rowe Price Growth Stock Service Class                     89,853           851
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                      42,201         3,070
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class       859,560       164,329
Lincoln VIPT Templeton Growth Service Class                            2,281,677        32,069
Lincoln VIPT UBS Global Asset Allocation                                  88,743        90,710
Lincoln VIPT UBS Global Asset Allocation Service Class                 1,434,436       461,471
Lincoln VIPT Value Opportunities Service Class                           147,829         1,513
Lincoln VIPT Wilshire 2010 Profile Service Class                         304,188         4,111
Lincoln VIPT Wilshire 2020 Profile Service Class                          26,274        17,908
Lincoln VIPT Wilshire 2030 Profile Service Class                           7,500            --
Lincoln VIPT Wilshire 2040 Profile Service Class                           5,027            --
Lincoln VIPT Wilshire Aggressive Profile Service Class                 1,483,480       558,015
Lincoln VIPT Wilshire Conservative Profile Service Class               2,561,588       902,803
Lincoln VIPT Wilshire Moderate Profile Service Class                  13,113,247     2,907,625
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      8,776,817     2,931,425
MFS VIT Core Equity Service Class                                          1,800        47,662
MFS VIT Emerging Growth                                                   29,706       159,581
MFS VIT Emerging Growth Service Class                                     36,968       291,922
MFS VIT Total Return                                                     277,246       747,387
MFS VIT Total Return Service Class                                     5,837,902     2,376,458
MFS VIT Utilities                                                        189,915       796,325
MFS VIT Utilities Service Class                                        5,176,820     1,850,478
NB AMT Mid-Cap Growth                                                  1,171,132     1,644,012
NB AMT Regency                                                         1,516,682     1,988,428
Putnam VT Growth & Income Class IB                                        50,484         3,583
Putnam VT Health Sciences Class IB                                       185,707       206,217

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2007.

                                                    NET
                                         SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                OWNED    VALUE     OF SHARES   COST OF SHARES
---------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation             13,799   $29.37   $  405,283     $  363,680
AIM V.I. Capital Appreciation Class II     5,310    28.95      153,723        138,218
AIM V.I. Core Equity                      37,108    29.11    1,080,212        936,743
AIM V.I. Core Equity Class II              1,809    28.88       52,253         45,903
AIM V.I. International Growth             15,245    33.63      512,702        230,628
AIM V.I. International Growth Class II    11,934    33.24      396,688        248,662
ABVPSF Global Technology Class B         126,573    20.31    2,570,698      2,221,596

                                                                           NET
                                                                 SHARES     ASSET     FAIR VALUE
SUBACCOUNT                                                       OWNED     VALUE     OF SHARES     COST OF SHARES
-----------------------------------------------------------------------------------------------------------------
ABVPSF Growth and Income Class B                                 437,362   $26.55   $ 11,611,955    $10,286,821
ABVPSF International Value Class B                               365,175    24.88      9,085,563      9,182,002
ABVPSF Large Cap Growth Class B                                   72,687    29.96      2,177,701      1,734,534
ABVPSF Small/Mid Cap Value Class B                               249,165    17.03      4,243,275      4,220,387
American Century VP Inflation Protection Class 2               1,422,662    10.55     15,009,085     14,640,453
American Funds Global Growth Class 2                             611,132    25.00     15,278,292     13,270,961
American Funds Global Small Capitalization Class 2               566,306    26.95     15,261,953     12,632,944
American Funds Growth Class 2                                  1,599,364    66.72    106,709,585     90,557,969
American Funds Growth-Income Class 2                           2,317,789    42.26     97,949,748     87,850,404
American Funds International Class 2                           2,078,896    24.72     51,390,311     38,622,487
Delaware VIPT Capital Reserves Service Class                      55,304     9.61        531,471        532,378
Delaware VIPT Diversified Income Service Class                 1,830,289    10.18     18,632,341     17,424,920
Delaware VIPT Emerging Markets Service Class                     606,120    27.75     16,819,830     11,960,020
Delaware VIPT High Yield                                         269,947     5.95      1,606,185      1,450,714
Delaware VIPT High Yield Service Class                         2,026,767     5.94     12,038,998     11,757,707
Delaware VIPT REIT                                               106,561    15.83      1,686,858      1,606,309
Delaware VIPT REIT Service Class                                 916,804    15.79     14,476,331     16,475,955
Delaware VIPT Small Cap Value                                     73,072    28.65      2,093,517      1,759,397
Delaware VIPT Small Cap Value Service Class                      563,494    28.57     16,099,037     16,881,951
Delaware VIPT Trend                                               34,152    38.50      1,314,852        900,937
Delaware VIPT Trend Service Class                                149,965    37.88      5,680,687      4,491,373
Delaware VIPT U.S. Growth Service Class                          254,213     8.90      2,262,496      1,700,430
Delaware VIPT Value                                               28,361    21.44        608,061        500,277
Delaware VIPT Value Service Class                                481,077    21.39     10,290,239      9,778,091
DWS VIP Equity 500 Index                                         364,888    15.53      5,666,717      4,290,821
DWS VIP Equity 500 Index Service Class                           387,136    15.52      6,008,353      5,069,299
DWS VIP Small Cap Index                                           90,527    14.71      1,331,659      1,193,826
DWS VIP Small Cap Index Service Class                            222,620    14.70      3,272,508      3,271,133
Fidelity VIP Contrafund Service Class 2                        1,342,974    27.46     36,878,064     40,468,490
Fidelity VIP Equity-Income                                        72,981    23.91      1,744,967      1,667,059
Fidelity VIP Equity-Income Service Class 2                       161,600    23.57      3,808,910      3,795,585
Fidelity VIP Growth                                               15,023    45.12        677,821        514,655
Fidelity VIP Growth Service Class 2                               97,400    44.65      4,348,910      3,314,809
Fidelity VIP Mid Cap Service Class 2                             390,449    35.63     13,911,697     13,219,014
Fidelity VIP Overseas                                             12,316    25.32        311,832        174,205
Fidelity VIP Overseas Service Class 2                            275,113    25.12      6,910,840      5,256,400
FTVIPT Franklin Income Securities Class 2                      1,008,685    17.31     17,460,339     17,612,772
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          342,893    22.91      7,855,683      7,133,314
FTVIPT Mutual Shares Securities Class 2                          634,461    20.19     12,809,767     13,026,792
FTVIPT Templeton Global Income Securities Class 2                423,321    16.72      7,077,932      6,644,164
FTVIPT Templeton Growth Securities Class 2                       649,925    15.44     10,034,838      9,009,206
Janus Aspen Series Balanced Service Shares                        33,163    31.08      1,030,706        823,345
Janus Aspen Series Mid Cap Growth Service Shares                  32,384    38.95      1,261,338        786,934
Janus Aspen Series Worldwide Growth Service Shares                 1,173    35.03         41,089         29,991
Lincoln VIPT Baron Growth Opportunities Service Class            115,807    29.94      3,467,732      3,618,979
Lincoln VIPT Capital Growth Service Class                         24,009    27.49        660,102        659,715
Lincoln VIPT Cohen & Steers Global Real Estate Service Class     197,810     8.05      1,592,170      1,748,718
Lincoln VIPT Delaware Bond                                     1,755,575    12.68     22,257,179     22,657,202
Lincoln VIPT Delaware Bond Service Class                       2,332,823    12.68     29,570,864     29,984,144
Lincoln VIPT Delaware Growth and Income Service Class             21,105    36.80        776,740        723,747
Lincoln VIPT Delaware Social Awareness                            37,279    36.65      1,366,416      1,021,009
Lincoln VIPT Delaware Social Awareness Service Class              91,434    36.59      3,345,860      2,643,395
Lincoln VIPT Delaware Special Opportunities Service Class          6,282    42.00        263,831        272,290
Lincoln VIPT FI Equity-Income Service Class                       68,654    16.95      1,163,545      1,229,202
Lincoln VIPT Janus Capital Appreciation                            9,469    24.17        228,867        153,705
Lincoln VIPT Janus Capital Appreciation Service Class             42,353    24.04      1,018,042        870,200
Lincoln VIPT Marsico International Growth Service Class           50,595    18.07        914,053        890,584
Lincoln VIPT MFS Value Service Class                              37,620    26.42        993,777        996,832
Lincoln VIPT Mid-Cap Growth Service Class                         57,857    14.10        815,896        788,325
Lincoln VIPT Mid-Cap Value Service Class                          63,786    14.66        934,849      1,025,916
Lincoln VIPT Mondrian International Value                        167,323    24.16      4,043,029      2,934,547

                                                                                   NET
                                                                      SHARES      ASSET   FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Mondrian International Value Service Class                493,037   $24.13   $11,898,953    $ 9,057,490
Lincoln VIPT Money Market                                              628,945    10.00     6,289,446      6,289,446
Lincoln VIPT Money Market Service Class                              1,622,502    10.00    16,225,016     16,225,016
Lincoln VIPT S&P 500 Index                                              13,223    10.32       136,436        136,140
Lincoln VIPT S&P 500 Index Service Class                               174,358    10.31     1,798,331      1,832,371
Lincoln VIPT Small-Cap Index Service Class                              27,487    19.09       524,726        551,304
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    4,712    18.31        86,279         88,982
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    10,250    13.44       137,703        107,404
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      94,055    13.28     1,249,138      1,155,147
Lincoln VIPT Templeton Growth Service Class                             66,358    33.22     2,204,681      2,249,549
Lincoln VIPT UBS Global Asset Allocation                                43,737    15.59       681,811        630,690
Lincoln VIPT UBS Global Asset Allocation Service Class                 176,092    15.57     2,742,286      2,661,943
Lincoln VIPT Value Opportunities Service Class                           9,518    14.66       139,511        146,261
Lincoln VIPT Wilshire 2010 Profile Service Class                        28,280    10.61       299,995        300,065
Lincoln VIPT Wilshire 2020 Profile Service Class                           848    10.49         8,897          8,656
Lincoln VIPT Wilshire 2030 Profile Service Class                           720    10.66         7,672          7,500
Lincoln VIPT Wilshire 2040 Profile Service Class                           472    10.50         4,952          5,027
Lincoln VIPT Wilshire Aggressive Profile Service Class                 175,438    14.27     2,503,670      2,256,084
Lincoln VIPT Wilshire Conservative Profile Service Class               361,914    12.00     4,342,969      4,084,765
Lincoln VIPT Wilshire Moderate Profile Service Class                 2,388,811    12.92    30,861,052     27,932,411
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class    1,109,224    13.38    14,838,094     13,644,976
MFS VIT Core Equity Service Class                                        9,140    17.07       156,015        110,553
MFS VIT Emerging Growth                                                 13,271    25.01       331,914        212,317
MFS VIT Emerging Growth Service Class                                   15,280    24.61       376,037        260,447
MFS VIT Total Return                                                   114,211    21.68     2,476,092      2,129,917
MFS VIT Total Return Service Class                                     803,459    21.44    17,226,164     16,353,894
MFS VIT Utilities                                                       41,654    34.48     1,436,237        810,636
MFS VIT Utilities Service Class                                        378,242    34.11    12,901,826      9,760,233
NB AMT Mid-Cap Growth                                                  276,380    28.50     7,876,830      5,301,100
NB AMT Regency                                                         521,275    16.23     8,460,287      7,774,127
Putnam VT Growth & Income Class IB                                       5,625    23.12       130,046        130,333
Putnam VT Health Sciences Class IB                                      11,895    13.41       159,511        145,698

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                       UNITS      UNITS     NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            2,735    (51,749)     (49,014)
AIM V.I. Capital Appreciation Class II                      --     (6,366)      (6,366)
AIM V.I. Core Equity                                     5,889    (56,372)     (50,483)
AIM V.I. Core Equity Class II                              397        (78)         319
AIM V.I. International Growth                            1,530    (14,192)     (12,662)
AIM V.I. International Growth Class II                   1,581     (2,986)      (1,405)
ABVPSF Global Technology Class B                       104,702    (85,833)      18,869
ABVPSF Growth and Income Class B                       158,618   (120,592)      38,026
ABVPSF International Value Class B                     717,191    (81,095)     636,096
ABVPSF Large Cap Growth Class B                          4,596    (47,215)     (42,619)
ABVPSF Small/Mid Cap Value Class B                     133,715    (47,614)      86,101
American Century VP Inflation Protection Class 2       412,635   (397,276)      15,359
American Funds Global Growth Class 2                   379,321    (82,873)     296,448
American Funds Global Small Capitalization Class 2     239,620   (113,718)     125,902
American Funds Growth Class 2                        1,942,932   (984,317)     958,615
American Funds Growth-Income Class 2                 1,948,981   (865,240)   1,083,741
American Funds International Class 2                   778,042   (399,771)     378,271
Delaware VIPT Capital Reserves Service Class            53,540    (58,521)      (4,981)
Delaware VIPT Diversified Income Service Class         735,109   (210,310)     524,799
Delaware VIPT Emerging Markets Service Class           322,173   (130,201)     191,972
Delaware VIPT High Yield                                 9,309    (17,803)      (8,494)
Delaware VIPT High Yield Service Class                 270,255   (171,963)      98,292

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Delaware VIPT REIT                                                       5,009      (45,291)     (40,282)
Delaware VIPT REIT Service Class                                       213,429     (209,935)       3,494
Delaware VIPT Small Cap Value                                            7,636      (48,258)     (40,622)
Delaware VIPT Small Cap Value Service Class                            344,840     (174,748)     170,092
Delaware VIPT Trend                                                     12,268      (64,513)     (52,245)
Delaware VIPT Trend Service Class                                       72,419      (82,215)      (9,796)
Delaware VIPT U.S. Growth Service Class                                 15,282      (19,702)      (4,420)
Delaware VIPT Value                                                     15,212      (27,883)     (12,671)
Delaware VIPT Value Service Class                                      277,121     (119,710)     157,411
DWS VIP Equity 500 Index                                                30,690     (107,080)     (76,390)
DWS VIP Equity 500 Index Service Class                                 117,034     (101,180)      15,854
DWS VIP Small Cap Index                                                  4,577      (22,780)     (18,203)
DWS VIP Small Cap Index Service Class                                   54,925      (15,924)      39,001
Fidelity VIP Contrafund Service Class 2                                861,308     (221,882)     639,426
Fidelity VIP Equity-Income                                               9,270      (29,832)     (20,562)
Fidelity VIP Equity-Income Service Class 2                              17,133      (46,327)     (29,194)
Fidelity VIP Growth                                                      2,256      (14,329)     (12,073)
Fidelity VIP Growth Service Class 2                                    107,990      (51,300)      56,690
Fidelity VIP Mid Cap Service Class 2                                   529,206     (120,402)     408,804
Fidelity VIP Overseas                                                    1,300      (11,330)     (10,030)
Fidelity VIP Overseas Service Class 2                                   79,973      (38,319)      41,654
FTVIPT Franklin Income Securities Class 2                            1,300,316     (131,645)   1,168,671
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                242,668     (101,589)     141,079
FTVIPT Mutual Shares Securities Class 2                                876,514      (53,527)     822,987
FTVIPT Templeton Global Income Securities Class 2                      387,138      (47,632)     339,506
FTVIPT Templeton Growth Securities Class 2                             176,390     (110,126)      66,264
Janus Aspen Series Balanced Service Shares                               9,137      (21,423)     (12,286)
Janus Aspen Series Mid Cap Growth Service Shares                         5,548       (7,939)      (2,391)
Janus Aspen Series Worldwide Growth Service Shares                          20          (19)           1
Lincoln VIPT Baron Growth Opportunities Service Class                  317,672       (6,927)     310,745
Lincoln VIPT Capital Growth Service Class                               62,315         (636)      61,679
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           198,375       (4,673)     193,702
Lincoln VIPT Core Service Class                                             54      (21,381)     (21,327)
Lincoln VIPT Delaware Bond                                             129,536     (279,920)    (150,384)
Lincoln VIPT Delaware Bond Service Class                               779,144     (521,944)     257,200
Lincoln VIPT Delaware Growth and Income Service Class                   25,069       (1,977)      23,092
Lincoln VIPT Delaware Social Awareness                                   3,485      (11,005)      (7,520)
Lincoln VIPT Delaware Social Awareness Service Class                    15,778      (22,134)      (6,356)
Lincoln VIPT Delaware Special Opportunities Service Class               29,106         (238)      28,868
Lincoln VIPT FI Equity-Income Service Class                             66,500      (17,454)      49,046
Lincoln VIPT Growth Service Class                                        4,775       (8,825)      (4,050)
Lincoln VIPT Growth Opportunities Service Class                          4,015      (43,528)     (39,513)
Lincoln VIPT Janus Capital Appreciation                                    748       (4,113)      (3,365)
Lincoln VIPT Janus Capital Appreciation Service Class                   40,084       (3,116)      36,968
Lincoln VIPT Marsico International Growth Service Class                 85,236       (3,259)      81,977
Lincoln VIPT MFS Value Service Class                                   105,635       (2,573)     103,062
Lincoln VIPT Mid-Cap Growth Service Class                               78,189       (3,256)      74,933
Lincoln VIPT Mid-Cap Value Service Class                               112,495       (4,227)     108,268
Lincoln VIPT Mondrian International Value                               17,155      (18,991)      (1,836)
Lincoln VIPT Mondrian International Value Service Class                157,727      (87,416)      70,311
Lincoln VIPT Money Market                                              320,152     (388,266)     (68,114)
Lincoln VIPT Money Market Service Class                              1,865,439   (1,368,348)     497,091
Lincoln VIPT S&P 500 Index                                              11,896           --       11,896
Lincoln VIPT S&P 500 Index Service Class                               161,562       (2,757)     158,805
Lincoln VIPT Small-Cap Index Service Class                              62,907       (5,548)      57,359
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    8,758          (64)       8,694
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     2,429          (74)       2,355
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      50,348       (8,976)      41,372
Lincoln VIPT Templeton Growth Service Class                            228,323       (2,538)     225,785
Lincoln VIPT UBS Global Asset Allocation                                 3,420       (5,517)      (2,097)
Lincoln VIPT UBS Global Asset Allocation Service Class                  92,215      (32,169)      60,046
Lincoln VIPT Value Opportunities Service Class                          15,015         (116)      14,899

                                                                      UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                            ISSUED    REDEEMED    (DECREASE)
-------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2010 Profile Service Class                       29,127       (275)     28,852
Lincoln VIPT Wilshire 2020 Profile Service Class                        2,661     (1,796)        865
Lincoln VIPT Wilshire 2030 Profile Service Class                          737         --         737
Lincoln VIPT Wilshire 2040 Profile Service Class                          484         --         484
Lincoln VIPT Wilshire Aggressive Profile Service Class                109,525    (39,246)     70,279
Lincoln VIPT Wilshire Conservative Profile Service Class              220,134    (76,102)    144,032
Lincoln VIPT Wilshire Moderate Profile Service Class                1,078,951   (238,190)    840,761
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     683,909   (231,311)    452,598
MFS VIT Core Equity Service Class                                         102     (3,009)     (2,907)
MFS VIT Emerging Growth                                                 3,808    (22,210)    (18,402)
MFS VIT Emerging Growth Service Class                                   2,102    (16,820)    (14,718)
MFS VIT Total Return                                                    9,613    (47,295)    (37,682)
MFS VIT Total Return Service Class                                    388,956   (168,462)    220,494
MFS VIT Utilities                                                       4,175    (46,372)    (42,197)
MFS VIT Utilities Service Class                                       214,161    (79,824)    134,337
NB AMT Mid-Cap Growth                                                  79,277    (89,931)    (10,654)
NB AMT Regency                                                         82,818    (99,337)    (16,519)
Putnam VT Growth & Income Class IB                                      1,937        (76)      1,861
Putnam VT Health Sciences Class IB                                     15,261    (17,254)     (1,993)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                          UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                ISSUED    REDEEMED    (DECREASE)
-------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                             135,104    (19,032)     116,072
AIM V.I. Capital Appreciation Class II                     17,282        (96)      17,186
AIM V.I. Core Equity                                      209,400    (32,303)     177,097
AIM V.I. Core Equity Class II                               4,976     (1,195)       3,781
AIM V.I. International Growth                               2,577     (8,641)      (6,064)
AIM V.I. International Growth Class II                      5,373     (3,286)       2,087
ABVPSF Global Technology Class B                           30,825    (44,672)     (13,847)
ABVPSF Growth and Income Class B                          166,742   (127,899)      38,843
ABVPSF International Value Class B                        112,813     (2,458)     110,355
ABVPSF Large Cap Growth Class B                             9,557    (80,201)     (70,644)
ABVPSF Small/Mid Cap Value Class B                         64,427    (20,483)      43,944
American Century VP Inflation Protection Class 2          493,798   (346,209)     147,589
American Funds Global Growth Class 2                      397,845    (79,660)     318,185
American Funds Global Small Capitalization Class 2        188,072   (120,923)      67,149
American Funds Growth Class 2                           2,075,596   (621,692)   1,453,904
American Funds Growth-Income Class 2                    2,065,027   (602,483)   1,462,544
American Funds International Class 2                      800,174   (302,998)     497,176
Lincoln VIPT Baron Growth Opportunities Service Class      16,318       (837)      15,481
Delaware VIPT Capital Reserves Service Class               52,806    (23,327)      29,479
Delaware VIPT Diversified Income Service Class            496,162   (198,962)     297,200
Delaware VIPT Emerging Markets Service Class              287,384    (87,210)     200,174
Delaware VIPT High Yield                                    4,422    (12,253)      (7,831)
Delaware VIPT High Yield Service Class                    228,810   (120,885)     107,925
Delaware VIPT REIT                                          3,306    (14,363)     (11,057)
Delaware VIPT REIT Service Class                          246,401   (109,646)     136,755
Delaware VIPT Small Cap Value                               3,143    (25,511)     (22,368)
Delaware VIPT Small Cap Value Service Class               352,226    (96,319)     255,907
Delaware VIPT Trend                                           743    (37,370)     (36,627)
Delaware VIPT Trend Service Class                         119,946    (82,717)      37,229
Delaware VIPT U.S. Growth Service Class                    17,957    (25,340)      (7,383)
Delaware VIPT Value                                         7,179     (5,694)       1,485
Delaware VIPT Value Service Class                         215,423    (36,358)     179,065
DWS VIP Equity 500 Index                                   27,641    (98,631)     (70,990)
DWS VIP Equity 500 Index Service Class                    114,970    (43,131)      71,839
DWS VIP Small Cap Index                                    10,525    (12,273)      (1,748)
DWS VIP Small Cap Index Service Class                      86,035    (24,365)      61,670
Fidelity VIP Contrafund Service Class 2                   926,563   (157,272)     769,291
Fidelity VIP Equity-Income                                  8,832    (21,893)     (13,061)

                                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Service Class 2                              30,340    (35,440)     (5,100)
Fidelity VIP Growth                                                        451    (19,586)    (19,135)
Fidelity VIP Growth Service Class 2                                     72,460    (20,536)     51,924
Fidelity VIP Mid Cap Service Class 2                                   461,228    (67,773)    393,455
Fidelity VIP Overseas                                                       63     (4,930)     (4,867)
Fidelity VIP Overseas Service Class 2                                   72,977    (38,810)     34,167
FTVIPT Franklin Income Securities Class 2                              376,840    (15,068)    361,772
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                137,551   (103,695)     33,856
FTVIPT Mutual Shares Securities Class 2                                330,507    (32,474)    298,033
FTVIPT Templeton Global Income Securities Class 2                      228,915    (38,722)    190,193
FTVIPT Templeton Growth Securities Class 2                             264,947   (103,853)    161,094
Janus Aspen Series Balanced Service Shares                               2,245     (9,123)     (6,878)
Janus Aspen Series Mid Cap Growth Service Shares                         3,307    (16,961)    (13,654)
Janus Aspen Series Worldwide Growth Service Shares                           8        (31)        (23)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                       724        (18)        706
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      27,127     (2,341)     24,786
Lincoln VIPT Wilshire Aggressive Profile Service Class                  96,806     (9,011)     87,795
Lincoln VIPT Delaware Bond                                             161,958   (198,902)    (36,944)
Lincoln VIPT Delaware Bond Service Class                               957,013   (449,589)    507,424
Lincoln VIPT Janus Capital Appreciation                                  1,902     (1,037)        865
Lincoln VIPT Janus Capital Appreciation Service Class                    5,750     (1,123)      4,627
Lincoln VIPT Wilshire Conservative Profile Service Class               201,265    (54,016)    147,249
Lincoln VIPT Core Service Class                                         20,432     (3,118)     17,314
Lincoln VIPT FI Equity-Income Service Class                             39,369     (3,859)     35,510
Lincoln VIPT UBS Global Asset Allocation                                16,706     (5,771)     10,935
Lincoln VIPT UBS Global Asset Allocation Service Class                 102,799     (5,009)     97,790
Lincoln VIPT Growth Service Class                                        4,417       (367)      4,050
Lincoln VIPT Delaware Growth and Income Service Class                   14,995       (662)     14,333
Lincoln VIPT Growth Opportunities Service Class                         42,394     (7,998)     34,396
Lincoln VIPT Mondrian International Value                               51,468    (55,041)     (3,573)
Lincoln VIPT Mondrian International Value Service Class                127,343    (59,044)     68,299
Lincoln VIPT Wilshire Moderate Profile Service Class                 1,026,981   (184,089)    842,892
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      512,866    (31,787)    481,079
Lincoln VIPT Money Market                                              378,942   (458,662)    (79,720)
Lincoln VIPT Money Market Service Class                              1,123,298   (579,367)    543,931
Lincoln VIPT Delaware Social Awareness                                   6,635     (9,321)     (2,686)
Lincoln VIPT Delaware Social Awareness Service Class                    27,336    (20,625)      6,711
MFS VIT Core Equity Service Class                                        1,626     (2,377)       (751)
MFS VIT Emerging Growth                                                    160    (11,485)    (11,325)
MFS VIT Emerging Growth Service Class                                    3,281     (9,443)     (6,162)
MFS VIT Total Return                                                     4,001    (42,556)    (38,555)
MFS VIT Total Return Service Class                                     467,503   (158,932)    308,571
MFS VIT Utilities                                                        3,340    (14,566)    (11,226)
MFS VIT Utilities Service Class                                        194,211    (67,876)    126,335
NB AMT Mid-Cap Growth                                                  186,406    (63,067)    123,339
NB AMT Regency                                                         155,046    (83,245)     71,801
Putnam VT Growth & Income Class IB                                           9        (36)        (27)
Putnam VT Health Sciences Class IB                                       2,129     (9,797)     (7,668)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York and Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statement of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2007, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2008

               Lincoln New York Account N for Variable Annuities

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2006

     Statement of Operations - Year ended December 31, 2006

     Statements of Changes in Net Assets - Years ended December 31, 2006 and
     2005

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following financial statements for Lincoln Life & Annuity Company of New York are included in Part B of this Registration Statement:

     Balance Sheets - Years ended December 31, 2007 and 2006

     Statements of Income - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Statements of Shareholder's Equity - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Statements of Cash Flows - Year ended December 31, 2007, Period from April 3 through December 31, 2006, Period from January 1 through April 2, 2006, and Year ended December 31, 2005

     Notes to Financial Statements - December 31, 2007

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) (a) Resolution of Board of Directors and Memorandum authorizing establishment of the Variable Account are incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (b) Amendment to that Certain Memorandum incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-93875) filed on December 30, 1999.

   (c) Amendment No. 2 to that Certain Memorandum incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-37982 filed on September 8, 2000.

(2) Not Applicable

(3) (a) Principal Underwriting Agreement dated May 1, 2007 between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

     (b

     ) Standard Selling Group Agreement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-93875) filed on April 27, 2000.

   (c) Selling Group Agreement for ChoicePlus Assurance incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (d) ChoicePlus Selling Agreement NY incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

(4) (a) Variable Annuity Contract (30070-CP Des 1 NY 12/06)

     (b) Variable Annuity Contract (30070-CP Des 2 NY 12/06)

     (c) Variable Annuity Contract (30070-CP Des 3 NY 12/06)

   (d) Persistency Credit Rider (32154) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91182) filed on September 18, 2002.

   (e) Bonus Credit Rider (32146) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-91182) filed on September 18, 2002.

   (f) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (g) Roth IRA Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-91182) filed on April 17, 2003.

   (h) Variable Annuity Rider (32793-BNY) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-91182) filed on September 23, 2003.

   (i) DCA Fixed Account Allocations (NYNGV) incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-91182) filed on April 21, 2004.

   (j) Variable Annuity Rider (32793HWM-N-NB-NY 4/04) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-91182) filed on December 20, 2004.

   (k) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (l) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (m) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (n) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (o) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (p) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (q) Form of Variable Annuity Rider (32793 5/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-36304) filed on June 7, 2006.

   (r) Variable Annuity Rider (32793 7/06 NY) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-135638) filed on November 7, 2006.

   (s) Variable Annuity Death Benefit Rider (DB-1 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (t) Variable Annuity Death Benefit Rider (DB-2 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (u) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (v) Variable Annuity Death Benefit Rider (DB-6 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (w) Variable Annuity Death Benefit Rider (DB-9 1/06) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-145531) filed on November 16, 2007.

   (x) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(5) Application (CPD-NY 11/07)

(6) Articles of Incorporation and By-laws of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

   (7) Automatic Indemnity Reinsurance Agreement dated December 31, 2007 between Lincoln Life & Annuity Company of New York and Lincoln National Reinsurance Company Barbados incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-145531) filed on April 9, 2008.

   (8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between Lincoln Life & Annuity Company of New York and:

     (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (iv) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

       (v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (vi) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (vii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (viii) DWS Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xi) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

     (xiii) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-141762) filed on April 2, 2007.

(10) (a) Consent of Independent Registered Public Accounting Firm

   (b) Power of Attorney - Principal Officers and Directors of Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-145531) filed on April 9, 2008.

(11) Not Applicable

(12) Not Applicable

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of Lincoln Life & Annuity Company of New York who are engaged directly or indirectly in activities relating to Lincoln New York Account N for Variable Annuities as well as the contracts. The list also shows Lincoln Life & Annuity Company of New York's executive officers.

Name                                Positions and Offices with Depositor
---------------------------------   ------------------------------------------------------------
J. Patrick Barrett                  Director
4605 Watergap
Manlius, NY 13104
Michael J. Burns*****               Senior Vice President
Charles C. Cornelio*****            Senior Vice President and Director
Frederick J. Crawford******         Senior Vice President, Chief Financial Officer and Director
Robert W. Dineen***                 Director
Christine S. Frederick****          Second Vice President and Chief Compliance Officer
Dennis R. Glass******               President and Director
George W. Henderson, III            Director
Granville Capital
300 N. Greene Street
Greensboro, NC 27401
Mark E. Konen*****                  Senior Vice President and Director
M. Leanne Lachman                   Director
870 United Nations, Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                  Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 S. Crouse Ave.
Syracuse, NY 13244
Patrick S. Pittard                  Director
20 Cates Ridge
Atlanta, GA 30327
Dennis L. Schoff******              Director
Robert O. Sheppard*                 Second Vice President and General Counsel
Michael S. Smith***                 Assistant Vice President and Director
Rise' C.M. Taylor**                 Vice President and Treasurer
Westley V. Thompson****             Director
C. Suzanne Womack ******            Second Vice President and Secretary

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

        ** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 2900, Philadelphia, PA 19102

       **** Principal business address is 350 Church Street, Hartford, CT 06103

       ***** Principal business address is 100 N. Greene Street, Greensboro, NC 27401

******    Principal business address is Radnor Financial Center, 150 Radnor
Chester Road, Radnor, PA 19087

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 29, 2008 there were 6,195 contract owners under Account N.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln New York in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit no. 6 hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for: Lincoln Life & Annuity Variable Annuity Account H; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) (i) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Randal J. Freitag*          Vice President and Treasurer
Patrick J. Caulfield**      Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass*            Director
Keith J. Ryan***            Vice President, Chief Financial Officer
Marilyn K. Ondecker***      Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company (Lincoln Life), 1300 South Clinton Street, Fort Wayne, Indiana 46802 pursuant to an administrative services agreement with Lincoln Life & Annuity Company of New York. Lincoln Life has entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258, to provide accounting services for the VAA.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional
      Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln New York at the address or phone number listed in the Prospectus.

   (d) Lincoln New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln New York.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

                                   SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration
    Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 9th day of April, 2008.


      Lincoln New York Account N for Variable Annuities (Registrant)
      Lincoln ChoicePlus Design
      By:   /s/Robert L. Grubka
            ------------------------------------
            Robert L. Grubka
            Second Vice President, Lincoln Life & Annuity Company of
            New York
                                        (Title)
      LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
      (Depositor)
      By:   /s/Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            Assistant Vice President, Lincoln Life & Annuity Company of
            New York
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 9, 2008.


Signature                        Title
*                                President and Director
------------------------------
                                 (Principal Executive Officer)
Dennis R. Glass
*                                Senior Vice President, Chief Financial Officer and Director
------------------------------
                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Director
------------------------------
J. Patrick Barrett
*                                Senior Vice President
------------------------------
Michael J. Burns
*                                Senior Vice President and Director
------------------------------
Charles C. Cornelio
*                                Director
------------------------------
Robert W. Dineen
*                                Director
------------------------------
George W. Henderson, III
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Director
------------------------------
M. Leanne Lachman
*                                Director
------------------------------
Louis G. Marcoccia
*                                Director
------------------------------
Patrick S. Pittard
*                                Director
------------------------------
Dennis L. Schoff
*                                Assistant Vice President and Director
------------------------------
Michael S. Smith
*                                Director
------------------------------
Westley V. Thompson
*By:/s/Robert L. Grubka          Pursuant to a Power of Attorney
 ---------------------------
  Robert L. Grubka